JOHN HANCOCK
Equity Funds

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Prospectus                                                             5.1.2005
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                                                                      as revised
                                                                        7.1.2005


Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Growth Trends Fund
International Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Equity Fund
Small Cap Growth Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

[LOGO] John Hancock(R)
----------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
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JOHN HANCOCK EQUITY FUNDS
--------------------------------------------------------------------------------
Balanced Fund                                                            4
Classic Value Fund                                                       6
Core Equity Fund                                                         8
Focused Equity Fund                                                     10
Growth Trends Fund                                                      12
International Fund                                                      14
Large Cap Equity Fund                                                   16
Large Cap Select Fund                                                   18
Mid Cap Growth Fund                                                     20
Multi Cap Growth Fund                                                   22
Small Cap Equity Fund                                                   24
Small Cap Growth Fund                                                   26
Sovereign Investors Fund                                                28
U.S. Global Leaders Growth Fund                                         30

YOUR ACCOUNT
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Choosing a share class                                                  32
How sales charges are calculated                                        32
Sales charge reductions and waivers                                     33
Opening an account                                                      34
Buying shares                                                           35
Selling shares                                                          36
Transaction policies                                                    38
Dividends and account policies                                          40
Additional investor services                                            41

FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                                      42
Management biographies                                                  44
Financial highlights                                                    45

FOR MORE INFORMATION                                            BACK COVER
--------------------------------------------------------------------------------

Overview
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John Hancock Equity Funds

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

Who may want to invest

These funds may be appropriate for investors who:

[_]  have longer time horizons

[_]  want to diversify their portfolios

[_]  are seeking funds for the equity portion of an asset allocation portfolio

[_] are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

[_]  are investing with a shorter time horizon in mind

[_]  are uncomfortable with an investment that may go up and down in value

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of March 31, 2005, managed approximately $30 billion in assets.


--------------------------------------------------------------------------------

Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art]  Goal and strategy                                   [Clip Art]  Main risks
            The fund's particular investment goals                          The major risk factors associated with
            and the strategies it intends to use in                         the fund.
            pursuing those goals.

[Clip Art]  Past performance                                    [Clip Art]  Your expenses
            The fund's total return, measured                               The overall costs borne by an investor
            year-by-year and over time.                                     in the fund, including sales charges and
                                                                            annual expenses.

Balanced Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

With regard to the fund's equity securities, the managers look for companies that appear to be undervalued compared to their historical valuations relative to the market. The managers use fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The management team then looks for a positive catalyst in a company's near-term outlook that they believe will accelerate earnings or improve the value of the company's assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The managers also consider an issuer's dividend-paying prospects and overall financial strength.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: 0.37%
Best quarter: Q4 '98, 11.40%
Worst quarter: Q2 '02, -12.88%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                   1995     1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  24.22%    12.13%    20.79%    14.01%     3.89%      -1.83%    -5.23%    -18.19%   18.21%    6.78%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
--------------------------------------------------------------------------------------------------
                                                                                           Life of
                                                  1 year      5 year         10 year       Class C
Class A before tax                                 1.41%       -1.81%         6.16%            --
Class A after tax on distributions                 0.71%       -2.77%         4.60%            --
Class A after tax on distributions, with sale      0.90%       -2.06%         4.51%            --
Class B before tax                                 1.05%       -1.84%         6.12%            --
Class C before tax (began 5-3-99)                  5.04%       -1.49%            --        -1.52%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%       -2.30%        12.07%        -0.46%
Lehman Brothers Government/Credit Bond Index       4.19%        8.00%         7.80%         6.79%

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.60%           0.60%           0.60%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.49%           0.49%           0.49%
Total fund operating expenses                    1.39%           2.09%           2.09%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $634         $918          $1,222       $2,085
Class B with redemption                  $712         $955          $1,324       $2,242
Class B without redemption               $212         $655          $1,124       $2,242
Class C with redemption                  $312         $655          $1,124       $2,421
Class C without redemption               $212         $655          $1,124       $2,421

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

Timothy E. Keefe, CFA
Joined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2003
Analysis of specific issuers

See page 44 for the management biographies.


FUND CODES

Class A           Ticker                    SVBAX
                  CUSIP                     47803P104
                  Newspaper                 BalA
                  SEC number                811-0560
                  JH fund number            36

Class B           Ticker                    SVBBX
                  CUSIP                     47803P203
                  Newspaper                 BalB
                  SEC number                811-0560
                  JH fund number            136

Class C           Ticker                    SVBCX
                  CUSIP                     47803P708
                  Newspaper                 --
                  SEC number                811-0560
                  JH fund number            536

Classic Value Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash .ow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of May 31, 2005, this included companies with market values above approximately $4.8 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

[_]  cheap on the basis of current price to estimated normal level of earnings

[_]  current earnings below normal levels

[_]  a sound plan to restore earnings to normal

[_]  a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002 reflect the actual performance of the sole class of Pzena Focused Value Fund, the fund's predecessor. On November 8, 2002, the fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Pzena Focused Value Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -1.91%
Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 '98, -21.97%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

----------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------------------------------------------------
                                  1997      1998       1999       2000      2001      2002      2003      2004
                                  24.57%    -5.67%     0.29%      35.88%    13.07%     -6.37%   36.25%    14.28%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
-----------------------------------------------------------------------------------------------------------------
                                                                             Life of       Life of       Life of
                                                  1 year      5 year         Class A       Class B       Class C
Class A before tax (began 6-24-96)                 8.55%      16.29%         12.72%            --            --
Class A after tax on distributions                 8.35%      15.86%         11.85%            --            --
Class A after tax on distributions, with sale      5.61%      14.14%         10.78%            --            --
Class B before tax (began 11-11-02)                8.44%          --             --        24.88%            --
Class C before tax (began 11-11-02)               12.44%          --             --            --        25.97%
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%          8.91%        18.48%        18.48%
Russell 1000 Value Index                          16.49%       5.27%         11.16%        23.17%        23.17%


Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

[_] In a down market, higher-risk securities could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.85%           0.85%           0.85%
Distribution and service (12b-1) fees            0.25%           1.00%           1.00%
Other expenses                                   0.30%           0.30%           0.30%
Total fund operating expenses                    1.40%           2.15%           2.15%
Contractual expense reimbursement
(at least until 4-30-06)                         0.07%           0.07%           0.07%
Net annual operating expenses                    1.33%           2.08%           2.08%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $629         $914          $1,221       $2,090
Class B with redemption                  $711         $966          $1,348       $2,287
Class B without redemption               $211         $666          $1,148       $2,287
Class C with redemption                  $311         $666          $1,148       $2,477
Class C without redemption               $211         $666          $1,148       $2,477

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER

Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

PORTFOLIO MANAGERS

Richard S. Pzena

Managed fund since it began in 1996

John P. Goetz

Managed fund since it began in 1996

A. Rama Krishna, CFA

Joined fund team in 2003

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    PZFVX
                  CUSIP                     409902780
                  Newspaper                 ClassicValA
                  SEC number                811-1677
                  JH fund number            38

Class B           Ticker                    JCVBX
                  CUSIP                     409902772
                  Newspaper                 ClassicValB
                  SEC number                811-1677
                  JH fund number            138

Class C           Ticker                    JCVCX
                  CUSIP                     409902764
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            538

Core Equity Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks, ADRs and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 1,000 companies that capture the characteristics of the broad market. In managing the portfolio, the portfolio managers seek to invest in stocks that are believed to have improving fundamentals and attractive valuations. The subadviser's investment research team performs fundamental research, develops financial projections and monitors consensus-based fundamental financial data. This information is utilized in a sector-based, multi-factor series of valuation models. These proprietary models use this financial data to rank the stocks according to their combination of:

[_]  value, meaning they appear to be underpriced

[_]  improving fundamentals, meaning they show potential for strong growth

The portfolio managers construct and manage the portfolio using the ranked list. This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 75 to 160 stocks. The fund generally sells stocks that fall into the bottom 20% of the ranked list.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -0.22%
Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 '02, -16.89%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                   1995     1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  37.20%    21.24%    29.19%    28.84%     12.37%     -7.75%    -10.87%   -22.85%   23.67%    8.78%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
-----------------------------------------------------------------------------------------------------------------
                                                                                           Life of       Life of
                                                  1 year      5 year         10 year       Class B       Class C
Class A before tax                                 3.33%      -4.11%          9.70%            --            --
Class A after tax on distributions                 3.33%      -4.21%          9.12%            --            --
Class A after tax on distributions, with sale      2.16%      -3.47%          8.30%            --            --
Class B before tax (began 9-7-95)                  2.98%      -4.17%             --         7.52%            --
Class C before tax (began 5-1-98)                  6.98%      -3.80%             --            --         0.10%
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%         12.07%        10.20%         2.69%

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's research analyses turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.52%           0.52%           0.52%
Total fund operating expenses                    1.57%           2.27%           2.27%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $652         $  971        $1,312       $2,274
Class B with redemption                  $730         $1,009        $1,415       $2,430
Class B without redemption               $230         $  709        $1,215       $2,430
Class C with redemption                  $330         $  709        $1,215       $2,605
Class C without redemption               $230         $  709        $1,215       $2,605

(1) A $4.00 fee will be charged for wire redemptions. SEC number 811-16772 Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PORTFOLIO MANAGERS

John C. Forelli, CFA

Joined fund team in 2004

Jay C. Leu, CFA

Joined fund team in 2004

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    JHDCX
                  CUSIP                     409902707
                  Newspaper                 CoreEqA
                  SEC number                811-1677
                  JH fund number            25

Class B           Ticker                    JHIDX
                  CUSIP                     409902806
                  Newspaper                 CoreEqB
                  SEC number                811-1677
                  JH fund number            125

Class C           Ticker                    JHCEX
                  CUSIP                     409902863
                  Newspaper                 CoreEqC
                  SEC number                811-1677
                  JH fund number            525

Focused Equity Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of U.S. and foreign companies. Equity securities include common and preferred stocks and their equivalents. Under normal market conditions, the fund invests primarily in medium-capitalization companies (companies in the capitalization range of the Standard & Poor's Mid Cap 400 Index, which was $293 million to $10.8 billion as of May 31, 2005). The fund utilizes a focused investment strategy and will typically concentrate its investments in 45 to 65 companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that possess a combination of strong earnings growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short-and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: 0.0%
Best quarter: Q4 '01, 43.84%
Worst quarter: Q3 '01, -46.35%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

----------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------
                                  2001      2002      2003      2004
                                  -0.33%    -47.39%   37.21%    11.25%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                              Life of      Life of       Life of
                                                  1 year      Class A      Class B       Class C
Class A before tax (began 11-1-00)                 5.71%      -8.66%           --            --
Class A after tax on distributions                 5.71%      -8.66%           --            --
Class A after tax on distributions, with sale      3.71%      -7.19%           --            --
Class B before tax (began 11-1-00)                 5.55%          --       -8.59%            --
Class C before tax (began 11-1-00)                 9.39%          --           --        -8.18%
------------------------------------------------------------------------------------------------
Standard & Poor's Mid Cap 400 Index               16.47%       7.20%        7.20%         7.20%

Index (reflects no fees or taxes)

Standard & Poor's Mid Cap 400 Index, an unmanaged index of 400 domestic stocks of medium-sized companies.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to under perform investments that focus either on small- or large-capitalization stocks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

[_] If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.85%           0.85%           0.85%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   1.24%           1.24%           1.24%
Total fund operating expenses                    2.39%           3.09%           3.09%
Contractual expense reimbursement
(at least until 2-28-06)                         0.89%           0.89%           0.89%
Net annual operating expenses                    1.50%           2.20%           2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $645         $1,127        $1,635       $3,025
Class B with redemption                  $723         $1,171        $1,743       $3,176
Class B without redemption               $223         $  871        $1,543       $3,176
Class C with redemption                  $323         $  871        $1,543       $3,360
Class C without redemption               $223         $  871        $1,543       $3,340

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

Henry E. Mehlman, CFA

Joined fund team in 2002

Alan E. Norton, CFA

Joined fund team in 2002

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    JFVAX
                  CUSIP                     478032790
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            61

Class B           Ticker                    JFVBX
                  CUSIP                     478032774
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            161

Class C           Ticker                    JFVCX
                  CUSIP                     478032766
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            561

Growth Trends Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately 1/3 of assets in equity securities (including common and preferred stocks and their equivalents) of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services sector include banks, insurance companies, brokerage firms and financial holding companies. Health-care companies include pharmaceutical, medical technology, managed care, biotechnology and biochemical research and development companies. Companies in the technology sector are typically in fields such as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, called restricted securities. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities for defensive purposes. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -6.41%
Best quarter: Q2 '03, 18.93%
Worst quarter: Q1 '01, -23.27%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

----------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------
                                  2001      2002      2003      2004
                                  -26.78%   -31.42%   30.61%    5.56%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                              Life of      Life of       Life of
                                                  1 year      Class A      Class B       Class C
Class A before tax (began 9-22-00)                 0.33%      -12.02%           --            --
Class A after tax on distributions                 0.33%      -12.04%           --            --
Class A after tax on distributions, with sale      0.21%       -9.87%           --            --
Class B before tax (began 9-22-00)                -0.20%           --      -12.03%            --
Class C before tax (began 9-22-00)                 3.80%           --           --        -11.61%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%       -2.55%       -2.55%         -2.55%

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy significantly influences performance, especially because this fund focuses on a few sectors of the economy. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of financial services, health-care and technology companies as a group may fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Health-care companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition, making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability; these risks are more significant in emerging markets.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.81%           0.81%           0.81%
Total fund operating expenses                    1.86%           2.56%           2.56%
Contractual expense reimbursement
(at least until 2-28-06)                         0.21%           0.21%           0.21%
Net annual operating expenses                    1.65%           2.35%           2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $659         $1,036        $1,437       $2,555
Class B with redemption                  $738         $1,077        $1,542       $2,708
Class B without redemption               $238         $  777        $1,342       $2,708
Class C with redemption                  $338         $  777        $1,342       $2,879
Class C without redemption               $238         $  777        $1,342       $2,879

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


PORTFOLIO MANAGERS

FINANCIAL SERVICES
------------------------------------------

James K. Schmidt, CFA

Managed fund since it began in 2000 Primarily responsible for fund management

Thomas M. Finucane

Rejoined fund team in 2004

Day-to-day purchase and sale decisions; analysis of insurance, brokerage and asset management issuers

Lisa A. Welch

Joined fund team in 2000

Analysis of bank issuers


HEALTHCARE -- Robert C. Junkin, CPA
------------------------------------------

Joined fund team in 2005

Healthcare portfolio manager


TECHNOLOGY -- Anurag Pandit, CFA
------------------------------------------

Joined fund team in 2003

Technology portfolio manager

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    JGTAX
                  CUSIP                     41014V109
                  Newspaper                 GTrendA
                  SEC number                811-4079
                  JH fund number            46

Class B           Ticker                    JGTBX
                  CUSIP                     41014V208
                  Newspaper                 GTrendB
                  SEC number                811-4079
                  JH fund number            161

Class C           Ticker                    JGTCX
                  CUSIP                     41014V307
                  Newspaper                 GTrendC
                  SEC number                811-4079
                  JH fund number            546

International Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies of any size. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

[_]  above-average per share earnings growth

[_]  high return on invested capital

[_]  a healthy balance sheet

[_]  sound financial and accounting policies and overall financial strength

[_] strong competitive advantages effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -0.41%
Best quarter: Q4 '99, 25.37%
Worst quarter: Q3 '02, -20.00%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                   1995     1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  5.34%     11.37%    -7.73%    17.67%     31.19%     -27.68%   -29.76%   -20.47%   31.29%    13.24%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to 5.34% investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                 7.56%      -10.62%       -0.47%            --
Class A after tax on distributions                 7.29%      -10.66%       -0.60%            --
Class A after tax on distributions, with sale      5.25%       -8.69%       -0.40%            --
Class B before tax                                 7.56%      -10.69%       -0.53%            --
Class C before tax (began 6-1-98)                 11.38%      -10.35%           --         -3.77%
-------------------------------------------------------------------------------------------------
MSCI All Country World Free Ex-U.S. Index         18.26%       -2.14%        3.91%          2.50%

Index (reflects no fees or taxes)

MSCI All Country World Free Ex-U.S. Index, an unmanaged index of freely traded stocks of foreign companies.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

[_] In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_]  Certain derivatives could produce disproportionate losses.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.90%           0.90%           0.90%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.87%           0.87%           0.87%
Total fund operating expenses(3)                 2.07%           2.77%           2.77%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $700         $1,116        $1,558       $2,780
Class B with redemption                  $780         $1,159        $1,664       $2,932
Class B without redemption               $280         $  859        $1,464       $2,932
Class C with redemption                  $380         $  859        $1,464       $3,099
Class C without redemption               $280         $  859        $1,464       $3,099

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3) The adviser has contractually agreed to limit the fund's net operating expenses to 2.35% for Class A and 3.05% for Class B and Class C at least until February 28, 2006.

SUBADVISER

Nicholas-Applegate Capital Management

Responsible for day-to-day investment management

Founded in 1984

Supervised by the adviser


PORTFOLIO MANAGERS

Horacio A. Valeiras

Joined fund team in 2003

Primarily responsible for fund management

Linda Ba

Joined fund team in 2003

Provides research and portfolio management support

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    FINAX
                  CUSIP                     409906500
                  Newspaper                 IntlA
                  SEC number                811-4630
                  JH fund number            40

Class B           Ticker                    FINBX
                  CUSIP                     409906609
                  Newspaper                 IntlB
                  SEC number                811-4630
                  JH fund number            140

Class C           Ticker                    JINCX
                  CUSIP                     409906831
                  Newspaper                 --
                  SEC number                811-4630
                  JH fund number            540

Large Cap Equity Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $548 million to $387 billion as of May 31, 2005). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. In selecting bonds, the managers look for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -0.13%
Best quarter: Q4 '99, 31.65%
Worst quarter: Q3 '01, -24.00%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                   1995     1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  36.74%    22.21%    36.71%    15.94%     37.89%     -2.93%    -3.36%    -37.83%   23.29%    4.14%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                -1.07%      -6.58%        10.02%            --
Class A after tax on distributions                -1.13%      -8.07%         8.09%            --
Class A after tax on distributions, with sale     -0.70%      -5.96%         8.06%            --
Class B before tax                                -1.64%      -6.61%         9.93%            --
Class C before tax (began 5-1-98)                  2.36%      -6.33%            --         -0.06%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%        12.07%          2.69%

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

[_] Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise, and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                  0.625%          0.625%          0.625%
Distribution and service (12b-1) fees            0.25%           1.00%           1.00%
Other expenses                                  0.465%          0.465%          0.465%
Total fund operating expenses                    1.34%           2.09%           2.09%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $630         $903          $1,197       $2,032
Class B with redemption                  $712         $955          $1,324       $2,229
Class B without redemption               $212         $655          $1,124       $2,229
Class C with redemption                  $312         $655          $1,124       $2,421
Class C without redemption               $212         $655          $1,124       $2,421

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


PORTFOLIO MANAGERS

Timothy E. Keefe, CFA

Rejoined fund team in 2004

Day-to-day purchase and sale decisions

Roger C. Hamilton

Joined fund team in 2004

Analysis of specific issuers

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    TAGRX
                  CUSIP                     41013P103
                  Newspaper                 LgCpEqA
                  SEC number                811-0560
                  JH fund number            50

Class B           Ticker                    TSGWX
                  CUSIP                     41013P202
                  Newspaper                 LgCpEqB
                  SEC number                811-0560
                  JH fund number            150

Class C           Ticker                    JHLVX
                  CUSIP                     41013P301
                  Newspaper                 LgCpEqC
                  SEC number                811-0560
                  JH fund number            550

Large Cap Select Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments, and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash .ow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to August 22, 2003 reflect the actual performance of the sole class of M.S.B. Fund, Inc., the fund's predecessor. On August 22, 2003, the fund acquired all of the assets of M.S.B. Fund, Inc., pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the M.S.B. Fund, Inc. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -3.36%
Best quarter: Q4 '98, 22.56%
Worst quarter: Q3 '02, -12.82%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                   1995     1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  24.97%    21.18%    28.88%    31.45%     5.79%      5.68%     -3.73%    -15.08%   17.15%    5.17%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
-----------------------------------------------------------------------------------------------------------------
                                                                                           Life of       Life of
                                                  1 year      5 year         10 year       Class B       Class C
Class A before tax                                -0.11%       0.22%         10.63%            --             --
Class A after tax on distributions                -0.40%      -0.57%          8.58%            --             --
Class A after tax on distributions, with sale      0.15%      -0.05%          8.31%            --             --
Class B before tax (began 8-25-03)                -0.60%          --             --         7.59%             --
Class C before tax (began 8-25-03)                 3.40%          --             --            --         10.46%
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%         12.07%        17.87%         17.87%

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.25%           1.00%           1.00%
Other expenses                                   0.44%           0.44%           0.44%
Total fund operating expenses                    1.44%           2.19%           2.19%
Contractual expense reimbursement
(at least until 4-30-06)                         0.10%           0.10%           0.10%
Net annual operating expenses                    1.34%           2.09%           2.09%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $630         $923          $1,239       $2,130
Class B with redemption                  $712         $976          $1,365       $2,326
Class B without redemption               $212         $676          $1,165       $2,326
Class C with redemption                  $312         $676          $1,165       $2,516
Class C without redemption               $212         $676          $1,165       $2,516

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

SUBADVISER

Shay Assets Management, Inc.

Founded in 1981

Supervised by the adviser


PORTFOLIO MANAGERS

John J. McCabe

Managed fund since 1991

Mark F. Trautman

Managed fund since 1993

Managers share investment strategy and

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    MSBFX
                  CUSIP                     409902749
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            49

Class B           Ticker                    JHLBX
                  CUSIP                     409902732
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            149

Class C           Ticker                    JHLCX
                  CUSIP                     409902723
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            549

Mid Cap Growth Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $552 million to $40.7 billion as of May 31, 2005).

In managing the portfolio, the manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager typically identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -4.38%
Best quarter: Q4 '99, 45.43%
Worst quarter: Q1 '01, -30.04%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                  1995      1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  34.24%    29.05%    2.37%     6.53%      58.17%     -13.52%   -33.59%   -24.88%   34.83%    4.94%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                -0.33%      -10.33%        5.65%            --
Class A after tax on distributions                -0.33%      -10.50%        4.44%            --
Class A after tax on distributions, with sale     -0.21%       -8.43%        4.41%            --
Class B before tax                                -0.74%      -10.37%        5.60%            --
Class C before tax (began 6-1-98)                  3.26%      -10.02%           --         -0.92%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%        12.07%          3.13%
Russell Midcap Growth Index                       15.48%      -3.36%        11.23%          5.21%

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to under-perform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly.

In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.80%           0.80%           0.80%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.69%           0.69%           0.69%
Total fund operating expenses                    1.79%           2.49%           2.49%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $673         $1,035        $1,421       $2,500
Class B with redemption                  $752         $1,076        $1,526       $2,654
Class B without redemption               $252         $  776        $1,326       $2,654
Class C with redemption                  $352         $  776        $1,326       $2,826
Class C without redemption               $252         $  776        $1,326       $2,826

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER

Thomas P. Norton, CFA

Joined fund team in 2002

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    SPOAX
                  CUSIP                     409906807
                  Newspaper                 MdCpGrA
                  SEC number                811-4630
                  JH fund number            39

Class B           Ticker                    SPOBX
                  CUSIP                     409906880
                  Newspaper                 MdCpGrB
                  SEC number                811-4630
                  JH fund number            139

Class C           Ticker                    SPOCX
                  CUSIP                     409906823
                  Newspaper                 MdCpGrC
                  SEC number                811-4630
                  JH fund number            539

Multi Cap Growth Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the manager uses fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equity securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -4.73%
Best quarter: Q4 '01, 25.85%
Worst quarter: Q1 '01, -28.42%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

----------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------
                                  2001      2002      2003      2004
                                  -23.89%   -25.53%   34.10%    14.23%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                              Life of      Life of       Life of
                                                  1 year      Class A      Class B       Class C
Class A before tax (began 12-1-00)                 8.52%      -4.22%            --            --
Class A after tax on distributions                 8.52%      -4.38%            --            --
Class A after tax on distributions, with sale      5.54%      -3.66%            --            --
Class B before tax (began 12-1-00)                 8.50%          --        -4.14%            --
Class C before tax (began 12-1-00)                12.50%          --            --        -3.67%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                          6.30%      -6.47%        -6.47%        -6.47%
Russell 2000 Growth Index                         14.31%       2.45%         2.45%         2.45%

Indexes (reflect no fees or taxes)

Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index (an unmanaged index of the 1,000 largest-capitalization U.S. stocks).

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index (an unmanaged index of 2,000 U.S. small-capitalization stocks) with a greater-than-average growth orientation.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium-size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   1.46%           1.46%           1.46%
Total fund operating expenses                    2.51%           3.21%           3.21%
Contractual expense reimbursement
(at least until 2-28-06)                         1.11%           1.11%           1.11%
Net annual operating expenses                    1.40%           2.10%           2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $635         $1,142        $1,674       $3,124
Class B with redemption                  $713         $1,186        $1,782       $3,275
Class B without redemption               $213         $  886        $1,582       $3,275
Class C with redemption                  $313         $  886        $1,582       $3,436
Class C without redemption               $213         $  886        $1,582       $3,436

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER

Anurag Pandit, CFA

Managed fund since it began in 2000

See page 44 for the management

FUND CODES

Class A           Ticker                    JMGAX
                  CUSIP                     478032709
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            10

Class B           Ticker                    JMGBX
                  CUSIP                     478032808
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            110

Class C           Ticker                    JMGCX
                  CUSIP                     478032881
                  Newspaper                 --
                  SEC number                811-3392
                  JH fund number            510

Small Cap Equity Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $20 million to $4.7 billion as of May 31, 2005). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------


[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -6.47%
Best quarter: Q4 '99, 47.75%
Worst quarter: Q3 '01, -33.72%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                  1995      1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  20.26%    12.91%    25.25%    -2.10%     98.25%     -6.26%    10.97%    -44.33%   48.91%    12.86%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                 7.22%      -1.56%        11.81%            --
Class A after tax on distributions                 7.22%      -2.16%        10.34%            --
Class A after tax on distributions, with sale      4.69%      -1.64%         9.58%            --
Class B before tax                                 7.05%      -1.60%        11.74%            --
Class C before tax (began 5-1-98)                 11.05%      -1.23%            --          7.71%
-------------------------------------------------------------------------------------------------
Russell 2000 Index                                18.33%       6.61%        11.54%          5.88%
Standard & Poor's Small Cap 600 Index             22.66%      11.60%        14.29%          8.37%

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] Certain derivatives, such as short sales, could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

[_] Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.70%           0.70%           0.70%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.51%           0.51%           0.51%
Total fund operating expenses                    1.51%           2.21%           2.21%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $646         $953          $1,283       $2,211
Class B with redemption                  $724         $991          $1,385       $2,367
Class B without redemption               $224         $691          $1,185       $2,367
Class C with redemption                  $324         $691          $1,185       $2,544
Class C without redemption               $224         $691          $1,185       $2,544

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


PORTFOLIO MANAGERS

Alan E. Norton, CFA

Joined fund team in 2002

Henry E. Mehlman, CFA

Joined fund team in 2002

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    SPVAX
                  CUSIP                     409905700
                  Newspaper                 SmCpEqA
                  SEC number                811-3999
                  JH fund number            37

Class B           Ticker                    SPVBX
                  CUSIP                     409905809
                  Newspaper                 SmCpEqB
                  SEC number                811-3999
                  JH fund number            137

Class C           Ticker                    SPVCX
                  CUSIP                     409905882
                  Newspaper                 SmCpEqC
                  SEC number                811-3999
                  JH fund number            537

Small Cap Growth Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $32 million to $4.7 billion as of May 31, 2005).

The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in companies across many industries, and does not invest more than 5% of assets in any one company.

In managing the portfolio, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equity securities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively,
which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -6.49%
Best quarter: Q4 '99, 43.86%
Worst quarter: Q3 '01, -26.52%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                  1995      1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  43.14%    13.76%    15.36%    12.36%     64.96%     -21.48%   -14.22%   -31.54%   30.31%    14.25%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                 8.56%      -8.19%         8.55%            --
Class A after tax on distributions                 8.56%      -8.34%         7.64%            --
Class A after tax on distributions, with sale      5.56%      -6.77%         7.31%            --
Class B before tax                                 8.38%      -8.31%         8.45%            --
Class C before tax (began 6-1-98)                 12.25%      -7.95%            --          2.69%
-------------------------------------------------------------------------------------------------
Russell 2000 Index                                18.33%       6.61%        11.54%          7.12%
Russell 2000 Growth Index                         14.31%      -3.57%         7.12%          2.52%

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could under-perform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.25%           1.00%           1.00%
Other expenses                                   0.55%           0.55%           0.55%
Total fund operating expenses                    1.55%           2.30%           2.30%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $650         $  965        $1,302       $2,253
Class B with redemption                  $733         $1,018        $1,430       $2,448
Class B without redemption               $233         $  718        $1,230       $2,448
Class C with redemption                  $333         $  718        $1,230       $2,636
Class C without redemption               $233         $  718        $1,230       $2,636

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

Anurag Pandit, CFA

Joined fund team in 1996

Thomas P. Norton, CFA

Joined fund team in 2003

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    TAEMX
                  CUSIP                     478032105
                  Newspaper                 SmCpGrA
                  SEC number                811-3392
                  JH fund number            60

Class B           Ticker                    TSEGX
                  CUSIP                     478032204
                  Newspaper                 SmCpGrB
                  SEC number                811-3392
                  JH fund number            160

Class C           Ticker                    JSGCX
                  CUSIP                     478032501
                  Newspaper                 SmCpGrC
                  SEC number                811-3392
                  JH fund number            560

Sovereign Investors Fund

[Clip Art]  GOAL AND STRATEGY


The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2005, that range was $548 million to $387 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -1.50%
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------------------------------------------------
                                  1995      1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  29.15%    17.57%    29.14%    15.62%     5.91%      4.08%     -6.06%    -18.68%   19.55%    5.23%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax                                -0.05%      -1.02%         8.60%            --
Class A after tax on distributions                -0.37%      -2.12%         7.03%            --
Class A after tax on distributions, with sale     -0.04%      -1.32%         6.83%            --
Class B before tax                                -0.55%      -1.03%         8.52%            --
Class C before tax (began 5-1-98)                  3.50%      -0.69%            --          1.00%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%        12.07%          2.69%

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes invest-ments with additional risks, these risks could increase volatility or reduce performance:

[_]  Certain derivatives could produce disproportionate losses.

[_] In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

[_] Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                       Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.58%           0.58%           0.58%
Distribution and service (12b-1) fees            0.30%           1.00%           1.00%
Other expenses                                   0.32%           0.32%           0.32%
Total fund operating expenses                    1.20%           1.90%           1.90%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $616         $862          $1,127       $1,882
Class B with redemption                  $693         $897          $1,226       $2,040
Class B without redemption               $193         $597          $1,026       $2,040
Class C with redemption                  $293         $597          $1,026       $2,222
Class C without redemption               $193         $597          $1,026       $2,222

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGERS

John F. Snyder, III

Joined fund team in 1983

Barry H. Evans, CFA

Joined fund team in 1996

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    SOVIX
                  CUSIP                     47803P302
                  Newspaper                 SvInvA
                  SEC number                811-0560
                  JH fund number            29

Class B           Ticker                    SOVBX
                  CUSIP                     47803P401
                  Newspaper                 SvInvB
                  SEC number                811-0560
                  JH fund number            129

Class C           Ticker                    SOVCX
                  CUSIP                     47803P609
                  Newspaper                 --
                  SEC number                811-0560
                  JH fund number            529

U.S. Global Leaders Growth Fund

[Clip Art]  GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

[_] Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

[_] Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $548 million to $387 billion as of May 31, 2005).

The fund is non-diversified, which allows it to make larger investments in individual companies. The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.


--------------------------------------------------------------------------------

[Clip Art]  PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the U.S. Global Leaders Growth Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -5.10%
Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 '98, -16.69%

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

-------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------------------------------------------
                                  1996      1997      1998       1999       2000      2001      2002      2003      2004
                                  22.94%    40.68%    31.98%     7.88%      4.15%     -6.83%    -14.51%   19.24%    8.51%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to individual retirement accounts. investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------------------
                                                                                         Life of
                                                  1 year      5 year       10 year       Class C
Class A before tax (began 9-29-95)                 3.10%       0.39%        11.24%            --
Class A after tax on distributions                 3.01%       0.37%        11.19%            --
Class A after tax on distributions, with sale      2.02%       0.32%        10.02%            --
Class B before tax (began 5-20-02)                 2.67%          --            --            --
Class C before tax (began 5-20-02)                 6.67%          --            --          2.25%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%      -2.30%         9.97%          5.92%


Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[Clip Art]  MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

[_] If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

[_] In a down market, higher-risk securities could become harder to value or to sell at a fair price.

[_] Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


--------------------------------------------------------------------------------

[Clip Art]  YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A         Class B         Class C
---------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price            5.00%           none            none
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is less   none(2)         5.00%           1.00%

---------------------------------------------------------------------------------------
Annual operating expenses(3)                    Class A         Class B         Class C
---------------------------------------------------------------------------------------
Management fee                                   0.75%           0.75%           0.75%
Distribution and service (12b-1) fees            0.25%           1.00%           1.00%
Other expenses                                   0.38%           0.38%           0.38%
Total fund operating expenses                    1.38%           2.13%           2.13%
Contractual expense reimbursement
(at least until 4-30-06)                         0.06%           0.06%           0.06%
Net annual operating expenses                    1.32%           2.07%           2.07%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------
Expenses                                Year 1        Year 3        Year 5       Year 10
----------------------------------------------------------------------------------------
Class A                                  $628         $909          $1,212       $2,070
Class B with redemption                  $710         $961          $1,339       $2,266
Class B without redemption               $210         $661          $1,139       $2,266
Class C with redemption                  $310         $661          $1,139       $2,457
Class C without redemption               $210         $661          $1,139       $2,457

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3) Expense information in this table has been restated to reflect current fees.

SUBADVISER

Sustainable Growth Advisers, LP

Responsible for day-to-day investment management

Founded in 2003 Supervised by the adviser


PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC

Managed fund since 1995

George P. Fraise

Joined fund team in 2000

Robert L. Rohn

Joined fund team in 2003

Managers share investment strategy and decisions

See page 44 for the management biographies.

FUND CODES

Class A           Ticker                    USGLX
                  CUSIP                     409902830
                  Newspaper                 USGlobLdrs
                  SEC number                811-1677
                  JH fund number            26

Class B           Ticker                    USLBX
                  CUSIP                     409902822
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            126

Class C           Ticker                    USLCX
                  CUSIP                     409902814
                  Newspaper                 --
                  SEC number                811-1677
                  JH fund number            526

Your account
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

[_]  A front-end sales charge, as described at right.

[_] Distribution and service (12b-1) fees of 0.30% (0.25% for Classic Value, Large Cap Equity, Large Cap Select, Small Cap Growth and U.S. Global Leaders Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

[_]  No front-end sales charge; all your money goes to work for you right away.

[_]  Distribution and service (12b-1) fees of 1.00%.

[_]  A deferred sales charge, as described on following page.

[_] Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

[_]  No front-end sales charge; all your money goes to work for you right away.

[_]  Distribution and service (12b-1) fees of 1.00%.

[_] A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

[_] No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds, LLC may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                       As a % of    As a % of your
Your investment                  offering price*        investment
Up to $49,999                          5.00%                 5.26%
$50,000 - $99,999                      4.50%                 4.71%
$100,000 - $249,999                    3.50%                 3.63%
$250,000 - $499,999                    2.50%                 2.56%
$500,000 - $999,999                    2.00%                 2.04%
$1,000,000 and over                See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------

                                          CDSC on shares
Your investment                               being sold
First $1M - $4,999,999                             1.00%
Next $1M - $5M above that                          0.50%
Next $1 or more above that                         0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends.

32 YOUR ACCOUNT

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                          CDSC on shares
Years after purchase                          being sold
1st year                                           5.00%
2nd year                                           4.00%
3rd or 4th year                                    3.00%
5th year                                           2.00%
6th year                                           1.00%
After 6th year                                      none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                              CDSC
1st year                                           1.00%
After 1st year                                      none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

[_] Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

[_] Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulation and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

[_] Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

[_]  to make payments through certain systematic withdrawal plans

[_] certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

[_] redemptions pursuant to a fund's right to liquidate an account less than $1,000

[_] redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

[_]  to make certain distributions from a retirement plan

[_]  because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT 33

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative are notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

[_] selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

[_] financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

[_] fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

[_] individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

[_] individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

[_] participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

[_] participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)

[_] certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

Class A shares of John Hancock Classic Value Fund may be offered without front-end sales charges or CDSCs to any share-holder account of Pzena Focused Value Fund registered on this fund's books in the shareholder's name as of November 8, 2002.

Class A shares of John Hancock Large Cap Select Fund may be offered without front-end sales charges or CDSCs to any share-holder account of M.S.B. Fund, Inc. registered on this fund's books in the shareholder's name as of August 22, 2003.

Class A shares of John Hancock U.S. Global Leaders Growth Fund may be offered without front-end sales charges or CDSCs to any shareholder account of U.S. Global Leaders Growth Fund registered on this fund's books in the shareholder's name as of May 17, 2002.

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

[_] exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

[_] dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     [_]  non-retirement account: $1,000

     [_]  retirement account: $500

     [_]  group investments: $250

     [_] Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

     [_] there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

34 YOUR ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
                  Opening an account                                         Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Make out a check for the investment amount, payable      o Make out a check for the investment amount payable
                    to "John Hancock Signature Services, Inc."                 to "John Hancock Signature Services, Inc."

                  o Deliver the check and your completed application to      o Fill out the detachable investment slip from an
                    your financial representative, or mail them to             account statement. If no slip is available, include
                    Signature Services (address below).                        a note specifying the fund name, your share class,
                                                                               your account number and the name(s) in which the
                                                                               account is registered.

                                                                             o Deliver the check and your investment slip or note to
                                                                               your financial representative, or mail them to
                                                                               Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Call your financial representative or Signature          o Log on to www.jhfunds.com to process exchanges
                    Services to request an exchange.                           between funds.

                                                                             o Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.

                                                                             o Call your financial representative or Signature
                                                                               Services to request an exchange.


------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Deliver your completed application to your financial     o Instruct your bank to wire the amount of your
                    representative, or mail it to Signature Services.          investment to:
                                                                                 First Signature Bank & Trust
                  o Obtain your account number by calling your financial         Account # 900000260
                    representative or Signature Services.                        Routing # 211475000

                  o Instruct your bank to wire the amount of your            Specify the fund name, your share class, your account
                    investment to:                                           number and the name(s) in which the account is
                      First Signature Bank & Trust                           registered. Your bank may charge a fee to wire funds.
                      Account # 900000260
                      Routing # 211475000

                  Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        See "By exchange" and "By wire."                           o Verify that your bank or credit union is a member of
                                                                               the Automated Clearing House (ACH) system.

                                                                             o Complete the "Bank Information" section on
                                                                               your account application.

                                                                             o Log on to www.jhfunds.com to initiate purchases
                                                                               using your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        See "By exchange" and "By wire."                           o Verify that your bank or credit union is a member of
                                                                               the Automated Clearing House (ACH) system.

                                                                             o Complete the "Bank Information" section on
                                                                               your account application.

                                                                             o Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.

                                                                             o Call your financial representative or call Signature
                                                                               Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                               most business days.

                                                                             To open or add to an account using the Monthly
                                                                             Automatic Accumulation Program, see "Additional
                                                                             investor services."

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                                 YOUR ACCOUNT 35

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                             To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Accounts of any type.                                    o Write a letter of instruction or complete a stock
                                                                               power indicating the fund name, your share class,
                  o Sales of any amount.                                       your account number, the name(s) in which the account
                                                                               is registered and the dollar value or number of
                                                                               shares you wish to sell.

                                                                             o Include all signatures and any additional documents
                                                                               that may be required (see next page).

                                                                             o Mail the materials to Signature Services.

                                                                             o A check will be mailed to the name(s) and address
                                                                               in which the account is registered, or otherwise
                                                                               according to your letter of instruction.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Most accounts.                                           o Log on to www.jhfunds.com to initiate redemptions
                                                                               from your funds.
                  o Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Most accounts.                                           o Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.
                  o Sales of up to $100,000.
                                                                             o Call your financial representative or call Signature
                                                                               Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                               most business days.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Requests by letter to sell any amount.                   o To verify that the Internet or telephone redemption
                                                                               privilege is in place on an account, or to request
                  o Requests by Internet or  phone to sell up                  the form to add it to an existing account, call
                    to $100,000                                                Signature Services.

                                                                             o Amounts of $1,000 or more will be wired on the
                                                                               next business day. A $4 fee will be deducted from
                                                                               your account.

                                                                             o Amounts of less than $1,000 may be sent by EFT or by
                                                                               check. Funds from EFT transactions are generally
                                                                               available by the second business day. Your bank may
                                                                               charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------

[Clip Art]        o Accounts of any type.                                    o Obtain a current prospectus for the fund into which
                                                                               you are exchanging by Internet or by calling your
                  o Sales of any amount.                                       financial representative or Signature Services.

                                                                             o Log on to www.jhfunds.com to process exchanges
                                                                               between your funds.

                                                                             o Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.

                                                                             o Call your financial representative or Signature
                                                                               Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


36 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

[_]  your address of record has changed within the past 30 days

[_]  you are selling more than $100,000 worth of shares

[_] you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------------------------------
Seller                                                Requirements for written requests       [Clip Art]
--------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts     o Letter of instruction.
(custodial accounts for minors).
                                                      o On the letter, the signatures and titles of all
                                                        persons authorized to sign for the account,
                                                        exactly as the account is registered.

                                                      o Signature guarantee if applicable (see above).

--------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general     o Letter of instruction.
partner or association accounts.
                                                      o Corporate business/organization resolution,
                                                        certified within the past 12 months, or a John
                                                        Hancock Funds business/organization
                                                        certification form.

                                                      o On the letter and the resolution, the signature
                                                        of the person(s) authorized to sign for the
                                                        account.

                                                      o Signature guarantee if applicable (see above).

--------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                 o Letter of instruction.

                                                      o On the letter, the signature(s) of the
                                                        trustee(s).

                                                      o Copy of the trust document certified within the
                                                        past 12 months or a John Hancock Funds trust
                                                        certification form.

                                                      o Signature guarantee if applicable (see above).

--------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of             o Letter of instruction signed by surviving
survivorship with a deceased co-tenant(s).              tenant.

                                                      o Copy of death certificate.

                                                      o Signature guarantee if applicable (see above).

--------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                     o Letter of instruction signed by executor.

                                                      o Copy of order appointing executor, certified
                                                        within the past 12 months.

                                                      o Signature guarantee if applicable (see above).

--------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other     o Call 1-800-225-5291 for instructions.
sellers or account types not listed above.
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                                 YOUR ACCOUNT 37

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay


38 YOUR ACCOUNT
would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predeter-mined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

[_] A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

[_] A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

[_] A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

                                                                 YOUR ACCOUNT 39

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

[_] after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

[_]  after any changes of name or address of the registered owner(s)

[_]  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced and Sovereign Investors Funds typically declare and pay income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you.

However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

40 YOUR ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

[_]  Complete the appropriate parts of your account application.

[_] If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

[_]  Make sure you have at least $5,000 worth of shares in your account.

[_] Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

[_] Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

[_] Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

[_] Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the fund's Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

                                                                 YOUR ACCOUNT 41

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Classic Value, Focused Equity, Growth Trends, International, Large Cap Equity, Large Cap Select, Mid Cap Growth, Multi Cap Growth, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Core Equity, Focused Equity, Large Cap Equity, Large Cap Select, Mid Cap Growth, Small Cap Equity, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

---------------------------------------------------------
Fund                                      % of net assets
---------------------------------------------------------
Balanced                                            0.60%
Classic Value                                       0.75%*
Core Equity                                         0.75%
Focused Equity                                      0.00%*
Growth Trends                                       0.54%*
International                                       0.90%
Large Cap Equity                                   0.625%
Large Cap Select                                    0.65%*
Mid Cap Growth                                      0.80%
Multi Cap Growth                                    0.00%*
Small Cap Equity                                    0.70%
Small Cap Growth                                    0.75%
Sovereign Investors                                 0.58%
U.S. Global Leaders Growth                          0.75%
*After expense reimbursement.

Management fee The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:

                                                   ------------
                                                   Shareholders
                                                   ------------

                                   --------------------------------------------
                                           Financial services firms and
  Distribution and                             their representatives
shareholder services
                                    Advise current and prospective shareholders
                                         on their fund investments, often
                                   in the context of an overall financial plan.
                                   --------------------------------------------

  -------------------------------------------                          -------------------------------------------------
             Principal distributor                                                       Transfer agent

            John Hancock Funds, LLC                                          John Hancock Signature Services, Inc.

    Markets the fund and distributes shares                             Handles shareholder services, including record-
  through selling brokers, financial planners                          keeping and statements, distribution of dividends
      and other financial representatives                                  and processing of buy and sell requests.
  -------------------------------------------                          -------------------------------------------------

--------------------------------------------

                Subadvisers

        Independence Investment LLC
              53 State Street
              Boston, MA 02109

             Nicholas-Applegate
             Capital Management
             600 West Broadway
            San Diego, CA 92101

      Pzena Investment Management, LLC
            120 West 45th Street
             New York, NY 10036

        Shay Assets Management, Inc.
           230 West Monroe Street
             Chicago, IL 60606

      Sustainable Growth Advisers, LP
              3 Stamford Plaza
       301 Tresser Blvd., Suite 1310
             Stamford, CT 06901

      Provide portfolio management to
               certain funds.
--------------------------------------------

      ---------------------------------                                       -------------------------------------
               Investment adviser                                                           Custodian

           John Hancock Advisers, LLC                                                  The Bank of New York
              601 Congress Street                                                        One Wall Street                   Asset
             Boston, MA 02210-2805                                                      New York, NY 10286               management

        Manages the fund's business and                                        Holds the fund's assets, settles all
             investment activities.                                           portfolio trades and collects most of
                                                                                 the valuation data required for
                                                                                   calculating the fund's NAV.
      ---------------------------------                                       -------------------------------------

                                           ------------------------------
                                                      Trustees

                                           Oversee the fund's activities.
                                           ------------------------------

42 FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Subadvisers Independence Investment LLC ("Independence") subadvises Core Equity Fund. Independence was founded in 1982 and provides investment advisory services to individual and institutional investors. Independence is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of March 31, 2005, had total assets under management of approximately $9.7 billion.

Nicholas-Applegate Capital Management ("Nicholas-Applegate") subadvises International Fund. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. Nicholas-Applegate was founded in 1984 and provides investment advisory services to individual and institutional investors. As of March 31, 2005, Nicholas-Applegate had total assets under management of approximately $14.2 billion.

Pzena Investment Management, LLC ("PIM") subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors and, as of March 31, 2005, had total assets under management of approximately $11.8 billion.

Shay Assets Management, Inc. ("SAM") subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $4.4 billion in assets as of March 31, 2005, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

Sustainable Growth Advisers, LP ("SGA") subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 33 1/3% of SGA. Total assets under management by SGA principals as of March 31, 2005 were approximately $1.5 billion.

                                                                 FUND DETAILS 43

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Equity Funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

Linda Ba                               A. Rama Krishna, CFA                               Thomas P. Norton, CFA
---------------------------------      ----------------------------------------           -------------------------------------
Joined Nicholas Applegate Capital      Managing principal and portfolio                   Vice president
  Management in 2003                     manager of Pzena Investment                      Joined John Hancock Advisers in 2002
Associate portfolio manager,             Management, LLC                                  Investment manager, Baring Asset
  Artisan Partners (2001-2003)         Joined subadviser in 2003                            Management (1997-2002)
Vice president, Putnam                 Chief investment officer and other                 Began business career in 1986
  Investments (1997-2000)                positions, Citigroup Asset
                                         Management (1998-2003)
                                       Began business career in 1987


Barry H. Evans, CFA                    Gordon M. Marchand, CFA, CIC                       Anurag Pandit, CFA
---------------------------------      ----------------------------------------           -------------------------------------
Senior vice president                  Principal of Sustainable Growth                    Senior vice president
Joined John Hancock Advisers             Advisers, LP                                     Joined John Hancock Advisers in 1996
  in 1986                              Chief financial and operating                      Began business career in 1984
Began business career in 1986            officer of Yeager, Wood & Marshall,
                                         Inc. (1984-2003)
                                       Began business career in 1978


Thomas M. Finucane                     Timothy E. Keefe, CFA                              Richard S. Pzena
---------------------------------      ----------------------------------------           ----------------------------------------
Vice president                         Senior vice president and chief                    Founder, managing principal, chief
Rejoined John Hancock Advisers           equity officer                                     executive officer and co-chief
  in 2004                              Rejoined John Hancock Advisers in                    investment officer of Pzena Investment
Senior vice president and                2004                                               Management, LLC
  research analyst, State              Partner and portfolio manager,                     Began business career in 1980
  Street Research & Management           Thomas Weisel Partners,
  (2002-2004)                            (2000-2004)
Vice president, John Hancock           Senior vice president, John Hancock
  Advisers, LLC (1990-2002)              Advisers, LLC (1996-2000)
Began business career in 1983          Began business career in 1987


John C. Forelli, CFA                   Jay C. Leu, CFA                                    Robert L. Rohn
---------------------------------      ----------------------------------------           -------------------------------------
Senior vice president of               Senior vice president of                           Principal of Sustainable Growth
  Independence Investment LLC            Independence Investment LLC                        Advisers, LP
Joined subadviser in 1990              Joined subadviser in 1997                          Chairman and chief executive officer,
Began business career in 1984          Began business career in 1987                        W.P. Stewart, Inc. (1991-2003)
                                                                                          Began business career in 1983


George P. Fraise                       Henry E. Mehlman, CFA                              James K. Schmidt, CFA
---------------------------------      ----------------------------------------           -------------------------------------
Principal of Sustainable Growth        Vice president                                     Executive vice president
  Advisers, LP                         Joined John Hancock Advisers in 2002               Joined John Hancock Advisers in 1992
Executive vice president of Yeager,    Senior portfolio manager, The Colony               Began business career in 1979
  Wood & Marshall, Inc. (2000-2003)      Group (2001-2002)
Portfolio manager of Scudder Kemper    Vice president and director of research,
  Investments (1997-2000)                Congress Asset Management
Began business career in 1987            Co. (1999-2001)
                                       Began business career in 1972


John P. Goetz                          John J. McCabe                                     John F. Snyder, III
---------------------------------      ----------------------------------                -------------------------------------
Managing principal and co-chief        Senior vice president of Shay Assets               Executive vice president
  investment officer of Pzena            Management, Inc.                                 Joined John Hancock Advisers in 1991
  Investment Management, LLC           Joined subadviser in 1995                          Began business career in 1971
Joined subadviser in 1996              Began business career in 1965
Began business career in 1979


Roger C. Hamilton                      Alan E. Norton, CFA                                Mark F. Trautman
---------------------------------      ----------------------------------                -------------------------------------
Vice president                         Vice president                                     Vice president of Shay Assets
Joined John Hancock Advisers           Joined John Hancock Advisers in 2002                 Management, Inc.
  in 1994 as analyst                   Senior portfolio manager, The Colony               Joined subadviser in 1995
Portfolio manager since 2003             Group (2001-2002)                                Began business career in 1986
Began business career in 1980          Portfolio manager and director of
                                         research, Congress Asset Management
                                         Co. (1995-2001)
                                       Began business career in 1987


Robert C. Junkin, CPA                                                                     Horacio A. Valeiras
---------------------------------      ----------------------------------                -------------------------------------
Vice president                                                                            Managing director and chief investment
Joined John Hancock Advisers                                                                officer of Nicholas Applegate
  in 2003                                                                                   Capital Management
Vice president, Pioneer                                                                   Joined subadviser in 2002
  Investments, Inc. (1997-2002)                                                           Managing director, Morgan Stanley
Began business career in 1988                                                               Investment Management (1996-2002)


                                                                                          Lisa A. Welch
---------------------------------      ----------------------------------                -------------------------------------
                                                                                          Vice president
                                                                                          Joined John Hancock Advisers in 1998
                                                                                            as analyst
                                                                                          Portfolio manager since 2002
                                                                                          Began business career in 1986

44 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures for the year ended 12-31-03 and 12-31-04 were audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                                      12-31-00(1) 12-31-01(1,2)  12-31-02(1)   12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   14.05    $   13.03    $   12.02    $    9.61    $    11.15
Net investment income(3)                                                0.33         0.30         0.23         0.17          0.19
Net realized and unrealized gain (loss) on investments                 (0.59)       (0.99)       (2.40)        1.56          0.56
Total from investment operations                                       (0.26)       (0.69)       (2.17)        1.73          0.75
Less distributions
From net investment income                                             (0.33)       (0.32)       (0.24)       (0.19)        (0.23)
From net realized gain                                                 (0.43)         --           --           --            --
                                                                       (0.76)       (0.32)       (0.24)       (0.19)        (0.23)
Net asset value, end of period                                     $   13.03    $   12.02    $    9.61    $   11.15    $    11.67
Total return(4) (%)                                                    (1.83)       (5.23)      (18.19)       18.21          6.78(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $     148    $     136    $      85    $      88    $       86
Ratio of expenses to average net assets (%)                             1.31         1.37         1.39         1.41          1.35
Ratio of adjusted expenses to average net assets(6) (%)                  --           --           --           --           1.39
Ratio of net investment income to average net assets (%)                2.52         2.45         2.15         1.70          1.72
Portfolio turnover (%)                                                    99           98           86           60            56


CLASS B SHARES PERIOD ENDED:                                      12-31-00(1) 12-31-01(1,2)  12-31-02(1)   12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   14.05    $   13.03    $   12.01    $    9.61    $    11.15
Net investment income(3)                                                0.24         0.22         0.16         0.10          0.11
Net realized and unrealized gain (loss) on investments                 (0.59)       (1.00)       (2.40)        1.56          0.56
Total from investment operations                                       (0.35)       (0.78)       (2.24)        1.66          0.67
Less distributions
From net investment income                                             (0.24)       (0.24)       (0.16)       (0.12)        (0.15)
From net realized gain                                                 (0.43)         --           --           --             --
                                                                       (0.67)       (0.24)       (0.16)       (0.12)        (0.15)
Net asset value, end of period                                     $   13.03    $   12.01    $    9.61    $   11.15    $    11.67
Total return(4) (%)                                                    (2.51)       (5.99)      (18.71)       17.42          6.05(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $      77    $      46    $      28    $      30    $       27
Ratio of expenses to average net assets (%)                             2.01         2.07         2.09         2.11          2.04
Ratio of adjusted expenses to average net assets(6) (%)                  --           --           --           --           2.08
Ratio of net investment income to average net assets (%)                1.78         1.75         1.44         1.00          1.03
Portfolio turnover (%)                                                    99           98           86           60            56

                                                                 FUND DETAILS 45

Balanced Fund continued

CLASS C SHARES PERIOD ENDED:                                      12-31-00(1) 12-31-01(1,2)  12-31-02(1)   12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   14.05    $   13.03    $   12.01    $    9.61    $    11.15
Net investment income(3)                                                0.24         0.21         0.16         0.10          0.11
Net realized and unrealized gain (loss) on investments                 (0.59)       (0.99)       (2.40)        1.56          0.56
Total from investment operations                                       (0.35)       (0.78)       (2.24)        1.66          0.67
Less distributions
From net investment income                                             (0.24)       (0.24)       (0.16)       (0.12)        (0.15)
From net realized gain                                                 (0.43)         --           --           --            --
                                                                       (0.67)       (0.24)       (0.16)       (0.12)        (0.15)
Net asset value, end of period                                     $   13.03    $   12.01    $    9.61    $   11.15    $    11.67
Total return(4) (%)                                                    (2.51)       (5.99)      (18.71)       17.42          6.04(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $       1    $       2    $       2    $       4    $        5
Ratio of expenses to average net assets (%)                             2.01         2.07         2.09         2.11          2.05
Ratio of adjusted expenses to average net assets(6)(%)                   --           --           --           --           2.09
Ratio of net investment income to average net assets (%)                1.93         1.76         1.46         0.99          1.00
Portfolio turnover (%)                                                    99           98           86           60            56

(1) Audited by previous auditor.

(2) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

(3)  Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total return would have been lower had expenses not been reduced during the period shown.

(6) Does not take into consideration expense reductions during the period shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the year ended December 31, 2004 would have been 6.74% for Class A, 6.01% for Class B and 6.00% for Class C.

46 FUND DETAILS

Classic Value Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                               4-30-00(1)   4-30-01(1)   4-30-02(1) 12-31-02(2,3)  12-31-03   12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   11.83    $   11.63    $   16.08  $   18.16      $   15.07   $  20.27
Net investment income (loss)(4)                                (0.06)        0.02         0.05       0.05           0.20       0.17
Net realized and unrealized gain (loss) on investments          0.19         4.43         2.42      (2.68)          5.25       2.73
Total from investment operations                                0.13         4.45         2.47      (2.63)          5.45       2.90
Less distributions
From net investment income                                       --           --         (0.06)     (0.02)         (0.13)     (0.09)
From net realized gain                                         (0.33)         --         (0.33)     (0.44)         (0.12)     (0.07)
                                                               (0.33)         --         (0.39)     (0.46)         (0.25)     (0.16)
Net asset value, end of period                             $   11.63    $   16.08    $   18.16  $   15.07      $   20.27   $  23.01
Total return(5,6) (%)                                          1.34         38.26        15.67     (14.00)(7)      36.25      14.28
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $       5    $      11    $      22  $      22      $     145   $  1,223
Ratio of expenses to average net assets (%)                     1.75         1.75         1.25       1.27(8)        1.16       1.30
Ratio of adjusted expenses to average net assets(9) (%)         2.99         2.81         2.01       2.57(8)        1.52       1.40
Ratio of net investment income (loss) to average
  net assets (%)                                               (0.47)        0.22         0.34       0.44(8)        1.13       0.81
Portfolio turnover (%)                                            50           78           38         47             25         16

CLASS B SHARES PERIOD ENDED:                                                              12-31-02(10)     12-31-03      12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $   14.11        $   15.05     $   20.24
Net investment income (loss)(4)                                                                 --(11)          0.07          0.01
Net realized and unrealized gain on investments                                                0.94             5.24          2.71
Total from investment operations                                                               0.94             5.31          2.72
Less distributions
From net investment income                                                                      --               --(11)        --
From net realized gain                                                                          --             (0.12)        (0.07)
                                                                                                --             (0.12)        (0.07)
Net asset value, end of period                                                            $   15.05        $   20.24     $   22.89
Total return(5,6) (%)                                                                          6.66(7)         35.36         13.44
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                   $       1        $      47     $    200
Ratio of expenses to average net assets (%)                                                    2.10(8)          1.91         2.05
Ratio of adjusted expenses to average net assets9 (%)                                          6.82(8)          2.27         2.15
Ratio of net investment income (loss) to average net assets (%)                               (0.06)(8)         0.38         0.03
Portfolio turnover (%)                                                                           47               25           16

                                                                 FUND DETAILS 47

Classic Value Fund continued

CLASS C SHARES PERIOD ENDED:                                                              12-31-02(10)     12-31-03      12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $   14.11        $   15.05     $  20.24
Net investment income (loss)(4)                                                                 -- (11)         0.07         0.01
Net realized and unrealized gain on investments                                                0.94             5.24         2.71
Total from investment operations                                                               0.94             5.31         2.72
Less distributions
From net investment income                                                                     --                --(11)       --
From net realized gain                                                                         --              (0.12)       (0.07)
                                                                                               --              (0.12)       (0.07)
Net asset value, end of period                                                            $   15.05        $   20.24     $  22.89
Total return(5,6) (%)                                                                          6.66(7)         35.36        13.44
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                   $       1        $      82     $    423
Ratio of expenses to average net assets (%)                                                    2.10(8)          1.91         2.05
Ratio of adjusted expenses to average net assets(9) (%)                                        6.82(8)          2.26         2.15
Ratio of net investment  income (loss) to average net assets (%)                              (0.10)(8)         0.39         0.04
Portfolio turnover (%)                                                                           47               25           16

(1)  Audited by previous auditor.

(2) Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

(3)  Effective 12-31-02, the fiscal year changed from April 30 to December 31.

(4)  Based on the average of the shares outstanding.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(7)  Not annualized.

(8)  Annualized.

(9) Does not take into consideration expense reductions during the periods shown.

(10) Class B and Class C shares began operations on 11-11-02.

(11) Less than $0.01 per share.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the period or year ended April 30, 2000, 2001 and 2002, and December 31, 2002, 2003 and 2004 would have been 0.10%, 37.20%, 14.91%, (15.30%), 35.89% and 14.18%, respectively. For Class
B, the returns for the period or year ended December 31, 2002, 2003 and 2004 would have been 1.94%, 35.00% and 13.34%, respectively, and for Class C, 1.94%, 35.01% and 13.34%, respectively.

48 FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                     12-31-00     12-31-01       12-31-02      12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  33.21     $   29.87     $   26.61      $  20.53      $  25.39
Net investment income (loss)(1)                                     (0.06)        (0.03)        (0.02)         --(2)         0.10
Net realized and unrealized gain (loss) on investments              (2.49)        (3.22)        (6.06)         4.86          2.13
Total from investment operations                                    (2.55)        (3.25)        (6.08)         4.86          2.23
Less distributions
From net realized gain                                              (0.79)        (0.01)          --            --            --
Net asset value, end of period                                   $  29.87     $   26.61     $   20.53      $  25.39      $  27.62
Total return(3) (%)                                                 (7.75)       (10.87)       (22.85)        23.67          8.78(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    373     $     255     $     184      $    201      $    193
Ratio of expenses to average net assets (%)                          1.41          1.47          1.60          1.61          1.52
Ratio of adjusted expenses to average net assets(5) (%)               --            --            --            --           1.57
Ratio of net investment income (loss) to average net assets (%)     (0.19)        (0.12)        (0.10)        (0.02)         0.41
Portfolio turnover (%)                                                 82            76            64(6)         70            68


CLASS B SHARES PERIOD ENDED:                                     12-31-00     12-31-01       12-31-02      12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  32.54     $   29.06     $  25.71       $  19.70      $  24.19
Net investment loss1                                                (0.27)        (0.22)       (0.18)         (0.15)        (0.08)
Net realized and unrealized gain (loss) on investments              (2.42)        (3.12)       (5.83)          4.64          2.01
Total from investment operations                                    (2.69)        (3.34)       (6.01)          4.49          1.93
Less distributions
From net realized gain                                              (0.79)        (0.01)         --             --            --
Net asset value, end of period                                   $  29.06     $   25.71     $  19.70       $  24.19      $  26.12
Total return(3) (%)                                                 (8.35)       (11.49)       (23.38)        22.79          7.98(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    499     $     377     $    253       $    252      $    197
Ratio of expenses to average net assets (%)                          2.07          2.17         2.30           2.31          2.22
Ratio of adjusted expenses to average net assets5 (%)                  --           --           --              --          2.27
Ratio of net investment loss to average net assets (%)              (0.86)        (0.82)       (0.80)         (0.72)        (0.33)
Portfolio turnover (%)                                                 82            76           64(6)          70            68

                                                                 FUND DETAILS 49

Core Equity Fund continued

CLASS C SHARES PERIOD ENDED:                                     12-31-00     12-31-01       12-31-02      12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  32.54     $   29.05     $  25.70       $   19.69     $  24.18
Net investment loss(1)                                              (0.28)        (0.22)       (0.18)          (0.15)       (0.08)
Net realized and unrealized gain (loss) on investments              (2.42)        (3.12)       (5.83)           4.64         2.01
Total from investment operations                                    (2.70)        (3.34)       (6.01)           4.49         1.93
Less distributions
From net realized gain                                              (0.79)        (0.01)         --              --           --
Net asset value, end of period                                   $  29.05     $   25.70     $  19.69       $   24.18     $  26.11
Total return(3) (%)                                                 (8.38)       (11.49)      (23.39)          22.80         7.98(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $     32     $      30     $     23       $      24     $     203
Ratio of expenses to average net assets (%)                          2.11          2.17         2.30            2.31          2.22
Ratio of adjusted expenses to average net assets(5) (%)               --            --           --              --           2.27
Ratio of net investment loss to average net assets (%)              (0.89)        (0.82)       (0.80)          (0.72)        (0.31)
Portfolio turnover (%)                                                 82            76           64(6)           70            68

(1)  Based on the average of the shares outstanding.

(2)  Less than $0.01 per share. the period shown.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total return would have been lower had certain expenses not been reduced during

(5) Does not take into consideration expense reductions during the period shown.

(6)  Excludes merger activity.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the year ended December 31, 2004 would have been 8.73% for Class A, 7.93% for Class B and 7.93% for Class C.

50 FUND DETAILS

Focused Equity Fund

Figures audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                                     10-31-01(1,2)       10-31-02(2)      10-31-03         10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    10.00          $   7.17         $   4.66         $   6.34
Net investment loss(3)                                                (0.10)            (0.06)           (0.05)           (0.05)
Net realized and unrealized gain (loss) on investments                (2.73)            (2.45)            1.73             0.24
Total from investment operations                                      (2.83)            (2.51)            1.68             0.19
Net asset value, end of period                                   $     7.17          $   4.66         $   6.34         $   6.53
Total return(4,5) (%)                                                (28.30)(6)        (35.01)           36.05             3.00
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $       12          $      6         $      6         $      6
Ratio of expenses to average net assets (%)                            1.50(7)           1.50             1.50             1.50
Ratio of adjusted expenses to average net assets(8) (%)                2.47(7)           2.13             2.68             2.39
Ratio of net investment loss to average net assets (%)                (1.09)(7)         (0.89)           (0.97)           (0.80)
Portfolio turnover (%)                                                   97               144               46               50


CLASS B SHARES PERIOD ENDED:                                     10-31-01(1,2)       10-31-02(2)      10-31-03         10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    10.00          $   7.12         $   4.59         $   6.21
Net investment loss(3)                                                (0.17)            (0.10)           (0.08)           (0.09)
Net realized and unrealized gain (loss) on investments                (2.71)            (2.43)            1.70             0.23
Total from investment operations                                      (2.88)            (2.53)            1.62             0.14
Net asset value, end of period                                   $     7.12          $   4.59         $   6.21         $   6.35
Total return(4,5) (%)                                                (28.80)(6)        (35.53)           35.29             2.25
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $       11          $      5         $      6         $      5
Ratio of expenses to average net assets (%)                            2.20(7)           2.18             2.17             2.20
Ratio of adjusted expenses to average net assets(8) (%)                3.17(7)           2.81             3.35             3.09
Ratio of net investment loss to average net assets (%)                (1.80)(7)         (1.57)           (1.64)           (1.50)
Portfolio turnover (%)                                                   97               144               46               50

CLASS C SHARES PERIOD ENDED:                                     10-31-01(1,2)       10-31-02(2)      10-31-03         10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   10.00           $   7.12         $   4.59         $   6.21
Net investment loss(3)                                               (0.17)             (0.10)           (0.09)           (0.09)
Net realized and unrealized gain (loss) on investments               (2.71)             (2.43)            1.71             0.23
Total from investment operations                                     (2.88)             (2.53)            1.62             0.14
Net asset value, end of period                                   $     7.12          $   4.59         $   6.21         $   6.35
Total return(4,5) (%)                                                (28.80)(6)        (35.53)           35.29             2.25
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $        4          $      2         $      2         $      2
Ratio of expenses to average net assets (%)                            2.20(7)           2.20             2.20              2.20
Ratio of adjusted expenses to average net assets(8) (%)                3.17(7)           2.83             3.38              3.09
Ratio of net investment loss to average net assets (%)                (1.78)(7)         (1.59)           (1.67)            (1.49)
Portfolio turnover (%)                                                   97               144               46                50


(1)  Class A, Class B and Class C shares began operations on 11-1-00.

(2)  Audited by previous auditor.

(3)  Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6)  Not annualized.

(7)  Annualized.

(8) Does not take into consideration expense reductions during the periods shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the years ended October 31, 2001, 2002, 2003 and 2004 would have been (29.27%), (35.64%), 34.87% and 2.11% for
Class A, (29.77%), (36.16%), 34.11% and 1.36% for Class B and (29.77%),
(36.16%), 34.11% and 1.36% for Class C, respectively.

                                                                 FUND DETAILS 51

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                     10-31-00(1)   10-31-01     10-31-02       10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  10.00     $    9.54     $   5.87       $   4.49      $   5.51
Net investment income (loss)(2)                                      0.01         (0.05)       (0.05)         (0.03)        (0.04)
Net realized and unrealized gain (loss) on investments              (0.47)        (3.61)       (1.33)          1.05          0.20
Total from investment operations                                    (0.46)        (3.66)       (1.38)          1.02          0.16
Less distributions
From net investment income                                            --          (0.01)         --             --            --
Net asset value, end of period                                   $   9.54     $    5.87     $   4.49       $   5.51      $   5.67
Total return(3,4) (%)                                               (4.60)(5)    (38.37)      (23.51)         22.72          2.90
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $     86     $      99     $     65       $     69      $     58
Ratio of expenses to average net assets (%)                          1.65(6)       1.65         1.65           1.65          1.65
Ratio of adjusted expenses to average net assets(7) (%)              1.75(6)       1.85         1.88           2.02          1.86
Ratio of net investment income (loss) to average net assets (%)      0.57(6)      (0.70)       (0.91)         (0.64)        (0.62)
Portfolio turnover (%)                                                 11           116           68             76            40


CLASS B SHARES PERIOD ENDED:                                     10-31-00(1)   10-31-01     10-31-02       10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  10.00     $    9.54     $   5.83       $   4.42      $   5.40
Net investment loss(2)                                                --(8)       (0.10)       (0.09)         (0.06)        (0.07)
Net realized and unrealized gain (loss) on investments              (0.46)        (3.61)       (1.32)          1.04          0.18
Total from investment operations                                    (0.46)        (3.71)       (1.41)          0.98          0.11
Net asset value, end of period                                   $   9.54     $    5.83     $   4.42       $   5.40      $   5.51
Total return(3,4) (%)                                               (4.60)(5)    (38.89)      (24.19)         22.17          2.04
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $    125     $     161     $    102       $    104      $     85
Ratio of expenses to average net assets (%)                          2.34(6)       2.35         2.35           2.35          2.35
Ratio of adjusted expenses to average net assets(7) (%)              2.44(6)       2.55         2.58           2.72          2.56
Ratio of net investment loss to average net assets (%)              (0.13)(6)     (1.40)       (1.61)         (1.34)        (1.32)
Portfolio turnover (%)                                                 11           116           68             76            40


CLASS C SHARES PERIOD ENDED:                                     10-31-00(1)   10-31-01     10-31-02       10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  10.00     $    9.54     $   5.83       $   4.42      $   5.40
Net investment loss(2)                                                --(8)       (0.10)       (0.09)         (0.06)        (0.07)
Net realized and unrealized gain (loss) on investments              (0.46)        (3.61)       (1.32)          1.04          0.18
Total from investment operations                                    (0.46)        (3.71)       (1.41)          0.98          0.11
Net asset value, end of period                                   $   9.54     $    5.83     $   4.42       $   5.40      $   5.51
Total return(3,4) (%)                                               (4.60)(5)    (38.89)      (24.19)         22.17          2.04
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $     53     $      69     $     42       $     41      $     31
Ratio of expenses to average net assets (%)                          2.34(6)       2.35         2.35           2.35          2.35
Ratio of adjusted expenses to average net assets(7) (%)              2.44(6)       2.55         2.58           2.72          2.56
Ratio of net investment loss to average net assets (%)              (0.13)(6)     (1.40)       (1.61)         (1.34)        (1.32)
Portfolio turnover (%)                                                 11           116           68             76            40

(1)  Class A, Class B and Class C shares began operations on 9-22-00.

(2)  Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Not annualized.

(6)  Annualized.

(7) Does not take into consideration expense reductions during the periods shown.

(8)  Less than $0.01 per share.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period or years ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been (4.61%), (38.57%), (23.74%),
22.35% and 2.69% for Class A, (4.61%), (39.09%), (24.42%), 21.80% and 1.83% for
Class B and (4.61%), (39.09%), (24.42%), 21.80% and 1.83% for Class C,
respectively.

52 FUND DETAILS

International Fund
Figures audited by PricewaterhouseCoopers LLP.



CLASS A SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  10.95      $   9.45      $   6.18       $   5.10       $   6.21
Net investment loss(1)                                         (0.04)        (0.05)        (0.04)         (0.04)         (0.02)
Net realized and unrealized gain (loss) on investments         (1.01)        (3.22)        (1.04)          1.15           0.59
Total from investment operations                               (1.05)        (3.27)        (1.08)          1.11           0.57
Less distributions
From net realized gain                                         (0.45)           --            --             --             --
Net asset value, end of period                              $   9.45      $   6.18      $   5.10       $   6.21       $   6.78
Total return(2,3) (%)                                         (10.15)       (34.60)       (17.48)         21.76           9.18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     15      $      8      $      6       $     62       $     64
Ratio of expenses to average net assets (%)                     1.88          2.23          2.38           2.45           2.04
Ratio of adjusted expenses to average net assets(4) (%)         3.44          3.83          4.43           3.00           2.07
Ratio of net investment loss to average net assets (%)         (0.43)        (0.65)        (0.68)         (0.63)         (0.27)
Portfolio turnover (%)                                           163           278           228(5)         216(5)          201
CLASS B SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  10.55      $   9.04      $   5.86       $   4.81       $   5.81
Net investment loss(1)                                         (0.12)        (0.10)        (0.08)         (0.07)         (0.06)
Net realized and unrealized gain (loss) on investments         (0.94)        (3.08)        (0.97)          1.07           0.55
Total from investment operations                               (1.06)        (3.18)        (1.05)          1.00           0.49
Less distributions
From net realized gain                                         (0.45)           --            --             --             --
Net asset value, end of period                              $   9.04      $   5.86       $  4.81       $   5.81        $  6.30
Total return(2,3) (%)                                         (10.65)       (35.18)       (17.92)         20.79           8.43
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     12      $      6      $      5       $     30       $     26
Ratio of expenses to average net assets (%)                     2.57          2.93          3.08           3.15           2.74
Ratio of adjusted expenses to average net assets(4) (%)         4.13          4.53          5.13           3.70           2.77
Ratio of net investment loss to average net assets (%)         (1.13)        (1.34)        (1.38)         (1.28)         (0.98)
Portfolio turnover (%)                                           163           278           228(5)         2165            201


                                                                 FUND DETAILS 53

International Fund continued

CLASS C SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  10.57      $   9.05      $   5.87       $   4.81       $   5.81
Net investment loss(1)                                         (0.11)        (0.10)        (0.08)         (0.06)         (0.06)
Net realized and unrealized gain (loss) on investments         (0.96)        (3.08)        (0.98)          1.06           0.55
Total from investment operations                               (1.07)        (3.18)        (1.06)          1.00           0.49
Less distributions
From net realized gain                                         (0.45)           --            --             --             --
Net asset value, end of period                              $   9.05      $   5.87      $   4.81       $   5.81       $   6.30
Total return(2,3) (%)                                         (10.72)       (35.14)       (18.06)         20.79           8.43
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $      1      $      1      $      1       $      3       $      4
Ratio of expenses to average net assets (%)                     2.57          2.93          3.08           3.15           2.73
Ratio of adjusted expenses to average net assets(4) (%)         4.13          4.53          5.13           3.70           2.76
Ratio of net investment loss to average net assets (%)         (1.07)        (1.35)        (1.38)         (1.11)         (0.96)
Portfolio turnover (%)                                           163           278          2285           2165            201

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.
(5)  Excludes merger activity.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the periods or years ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been (11.71%), (36.20%),
(19.53%), 21.21% and 9.15% for Class A, (12.21%), (36.78%), (19.97%), 20.24% and
8.40% for Class B and (12.28%), (36.74%), (20.11%), 20.24% and 8.40% for Class
C, respectively.


54 FUND DETAILS

Large Cap Equity Fund

Figures for the year 12-31-03 and 12-31-04 were audited by Deloitte & Touche
LLP.

CLASS A SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1)   12-31-02(1)   12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  27.02      $  20.93      $  19.10       $  11.85       $  14.61
Net investment income (loss)(2)                                (0.10)        (0.10)           --(3)        0.01           0.06
Net realized and unrealized gain (loss) on investments          0.07         (0.62)        (7.23)          2.75           0.54
Total from investment operations                               (0.03)        (0.72)        (7.23)          2.76           0.60
Less distributions
From net investment income                                        --            --            --             --          (0.02)
From net realized gain                                         (6.06)        (1.11)        (0.02)            --             --
                                                               (0.06)        (1.11)        (0.02)            --          (0.02)
Net asset value, end of period                              $  20.93      $  19.10      $  11.85       $  14.61       $  15.19
Total return(4) (%)                                            (2.93)        (3.36)       (37.83)         23.29           4.14(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    774      $    768      $    365       $    376       $    325
Ratio of expenses to average net assets (%)                     1.14          1.23          1.28           1.35           1.29
Ratio of adjusted expenses to average net assets(6) (%)           --            --            --             --           1.34
Ratio of net investment income (loss) to average net assets    (0.39)        (0.50)         0.02           0.10           0.44
Portfolio turnover (%)                                           112            71           114            140             97
CLASS B SHARES PERIOD ENDED:                                12-31-00(1)   12-31-011(1)  12-31-02(1)    12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  26.79      $  20.52      $  18.55       $  11.42       $  13.98
Net investment loss(2)                                         (0.30)        (0.25)        (0.11)         (0.08)         (0.05)
Net realized and unrealized gain (loss) on investments          0.09         (0.61)        (7.00)          2.64           0.52
Total from investment operations                               (0.21)        (0.86)        (7.11)          2.56           0.47
Less distributions
From net realized gain                                         (6.06)        (1.11)        (0.02)            --             --
Net asset value, end of period                              $  20.52      $  18.55      $  11.42       $  13.98       $  14.45
Total return(4) (%)                                            (3.64)        (4.12)       (38.31)         22.42           3.36(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    791      $    718      $    290       $    267       $    196
Ratio of expenses to average net assets (%)                     1.89          1.98          2.03           2.10           2.04
Ratio of adjusted expenses to average net assets(6) (%)           --            --            --             --           2.09
Ratio of net investment loss to average net assets (%)         (1.13)        (1.25)        (0.74)         (0.66)         (0.35)
Portfolio turnover (%)                                           112            71           114            140             97


                                                                 FUND DETAILS 55

Large Cap Equity Fund continued


CLASS C SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1)   12-31-02(1)    12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  26.79      $  20.52      $  18.55       $  11.42       $  13.98
Net investment loss(2)                                         (0.29)        (0.25)        (0.11)         (0.08)         (0.05)
Net realized and unrealized gain (loss) on investments          0.08         (0.61)        (7.00)          2.64           0.52
Total from investment operations                               (0.21)        (0.86)        (7.11)          2.56           0.47
Less distributions
From net realized gain                                         (6.06)        (1.11)        (0.02)            --             --
Net asset value, end of period                              $  20.52      $  18.55      $  11.42       $  13.98       $  14.45
Total return(4) (%)                                            (3.64)        (4.12)       (38.31)         22.42           3.36(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     66      $    120      $     40       $     35       $     25
Ratio of expenses to average net assets (%)                     1.89          1.98          2.03           2.10           2.04
Ratio of adjusted expenses to average net assets(6) (%)           --            --            --             --           2.09
Ratio of net investment loss to average net assets (%)         (1.14)        (1.25)        (0.75)         (0.66)         (0.36)
Portfolio turnover (%)                                           112            71           114            140             97

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3)  Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the period shown.


--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the year ended December 31, 2004 would have been 4.09% for Class A, 3.31% for Class B and 3.31% for Class C.


56 FUND DETAILS

Large Cap Select Fund
Figures for the year ended 12-31-03 and 12-31-04 were audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1)   12-31-02(1)    12-31-03(2)    12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  21.09      $  20.74      $  18.78       $  15.27       $  17.80
Net investment income (loss)(3)                                   --(4)      (0.03)           --(4)       (0.01)          0.08
Net realized and unrealized gain (loss) on investments          1.18         (0.74)        (2.83)          2.63           0.84
Total from investment operations                                1.18         (0.77)        (2.83)          2.62           0.92
Less distributions
From net investment income                                        --            --            --             --          (0.07)
From net realized gains                                        (1.53)        (1.19)        (0.68)         (0.09)         (0.21)
                                                               (1.53)        (1.19)        (0.68)         (0.09)         (0.28)
Net asset value, end of period                              $  20.74      $  18.78      $  15.27       $  17.80       $  18.44
Total return(5,6) (%)                                           5.68         (3.73)       (15.08)         17.15           5.17
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     64      $     59      $     50       $     55       $     65
Ratio of expenses to average net assets (%)                     1.31          1.44          1.38           1.51           1.34
Ratio of adjusted expenses to average net assets(7) (%)         1.43          1.52          1.48           1.89           1.44
Ratio of net investment income (loss) to average net assets    (0.01)        (0.14)        (0.01)         (0.03)          0.45
Portfolio turnover (%)                                            15            13            18             22             13
CLASS B SHARES PERIOD ENDED:                                                                           12-31-03(8)    12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                   $  16.29       $  17.76
Net investment loss(3)                                                                                    (0.03)         (0.03)
Net realized and unrealized gain on investments                                                            1.59           0.81
Total from investment operations                                                                           1.56           0.78
Less distributions
From net realized gains                                                                                   (0.09)         (0.21)
Net asset value, end of period                                                                         $  17.76       $  18.33
Total return(5,6) (%)                                                                                      9.57(9)        4.40
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                $      2       $      6
Ratio of expenses to average net assets (%)                                                                2.13(10)       2.09
Ratio of adjusted expenses to average net assets(7)(%)                                                     3.02(10)       2.19
Ratio of net investment loss to average net assets (%)                                                   (0.49)(10)      (0.18)
Portfolio turnover (%)                                                                                       22             13


                                                                 FUND DETAILS 57

Large Cap Select Fund continued

CLASS C SHARES PERIOD ENDED:                                                                           12-31-03(8)    12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                   $  16.29       $  17.76
Net investment loss(3)                                                                                    (0.03)            --(4)
Net realized and unrealized gain on investments                                                            1.59           0.78
Total from investment operations                                                                           1.56           0.78
Less distributions
From net realized gain                                                                                    (0.09)         (0.21)
Net asset value, end of period                                                                         $  17.76       $  18.33
Total return(5,6) (%)                                                                                      9.57(9)        4.40
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                $      1       $      6
Ratio of expenses to average net assets (%)                                                                2.13(10)       2.09
Ratio of adjusted expenses to average net assets(7) (%)                                                    3.02(10)       2.19
Ratio of net investment loss to average net assets (%)                                                   (0.45)(10)      (0.01)
Portfolio turnover (%)                                                                                       22             13

(1)  Audited by previous auditors.
(2) Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.
(3)  Based on the average of the shares outstanding.
(4)  Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Does not take into consideration expense reductions during the period shown.
(8)  Class B and Class C shares began operations on 8-25-03.
(9)  Not annualized.
(10) Annualized

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 would have been 5.56%, (3.81%), (15.18%),
16.77% and 5.07%, respectively, and the returns for the period or year ended December 31, 2003 and 2004, 9.26% and 4.30% for Class B and 9.26% and 4.30% for Class C, respectively.


58 FUND DETAILS

Mid Cap Growth Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  12.85      $  16.03      $   7.66       $   6.47       $   8.43
Net investment loss(1)                                         (0.17)        (0.12)        (0.11)         (0.11)         (0.12)
Net realized and unrealized gain (loss) on investments          4.23         (7.48)        (1.08)          2.07           0.02
Total from investment operations                                4.06         (7.60)        (1.19)          1.96          (0.10)
Less distributions
From net realized gain                                         (0.88)        (0.77)           --             --             --
Net asset value, end of period                              $  16.03      $   7.66      $   6.47       $   8.43       $   8.33
Total return(2) (%)                                            33.26        (49.87)       (15.54)         30.29          (1.19)(3)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    176      $     85      $     85       $    107       $     98
Ratio of expenses to average net assets (%)                     1.46          1.63          1.89           1.98           1.75
Ratio of adjusted expenses to average net assets(4) (%)           --            --            --             --           1.79
Ratio of net investment loss to average net assets (%)         (1.08)        (1.13)        (1.52)         (1.62)         (1.44)
Portfolio turnover (%)                                           146           211           267(5)         183             75

CLASS B SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  12.22      $  15.08      $   7.13       $   5.98       $   7.74
Net investment loss(1)                                         (0.27)        (0.18)        (0.16)         (0.15)         (0.17)
Net realized and unrealized gain (loss) on investments          4.01         (7.00)        (0.99)          1.91           0.02
Total from investment operations                                3.74         (7.18)        (1.15)          1.76          (0.15)
Less distributions
From net realized gain                                         (0.88)        (0.77)           --             --             --
Net asset value, end of period                              $  15.08      $   7.13      $   5.98       $   7.74       $   7.59
Total return(2) (%)                                            32.30        (50.24)       (16.13)         29.43          (1.94)(3)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    241      $    101      $     46       $     48       $     34
Ratio of expenses to average net assets (%)                     2.16          2.33          2.56           2.67           2.45
Ratio of adjusted expenses to average net assets(4) (%)           --            --            --             --           2.49
Ratio of net investment loss to average net assets (%)         (1.78)        (1.83)        (2.20)         (2.31)         (2.14)
Portfolio turnover (%)                                           146           211           267(5)         183             75

CLASS C SHARES PERIOD ENDED:                                10-31-00      10-31-01      10-31-02       10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  12.21      $  15.07      $   7.13       $   5.99       $   7.74
Net investment loss(1)                                         (0.27)        (0.18)        (0.16)         (0.15)         (0.17)
Net realized and unrealized gain (loss) on investments          4.01         (6.99)        (0.98)          1.90           0.02
Total from investment operations                                3.74         (7.17)        (1.14)          1.75          (0.15)
Less distributions
From net realized gain                                         (0.88)        (0.77)           --             --             --
Net asset value, end of period                              $  15.07      $   7.13      $   5.99       $   7.74       $   7.59
Total return(2) (%)                                            32.32        (50.21)       (15.99)         29.22          (1.94)(3)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $      5      $      3      $      2       $      3       $      3
Ratio of expenses to average net assets (%)                     2.16          2.33          2.58           2.68           2.45
Ratio of adjusted expenses to average net assets(4) (%)           --            --            --             --           2.49
Ratio of net investment loss to average net assets (%)         (1.80)        (1.83)        (2.21)         (2.32)         (2.14)
Portfolio turnover (%)                                           146           211           267(5)         183             75

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Does not take into consideration expense reductions during the period shown.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5)  Excludes merger activity.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the year ended October 31, 2004 would have been (1.23%) for Class A, (1.98%) for Class B and (1.98%) for Class C.

                                                                 FUND DETAILS 59

Multi Cap Growth Fund
Figures for the years ended 10-31-03 and 10-31-04 were audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                                              10-31-01(1,2) 10-31-02(2)     10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  10.00      $   6.78       $   5.71      $   7.33
Net investment loss(3)                                                       (0.05)        (0.06)         (0.03)        (0.05)
Net realized and unrealized gain (loss) on investments                       (3.17)        (0.91)          1.65          0.64
Total from investment operations                                             (3.22)        (0.97)          1.62          0.59
Less distributions
From net investment income                                                      --         (0.10)            --            --
Net asset value, end of period                                            $   6.78      $   5.71       $   7.33      $   7.92
Total return(4,5) (%)                                                      (32.20)(6)     (14.24)         28.37          8.05
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $      2      $      2       $      3      $      5
Ratio of expenses to average net assets (%)                                   1.40(7)       1.40           1.40          1.40
Ratio of adjusted expenses to average net assets(8) (%)                       6.03(7)       4.05           3.29          2.51
Ratio of net investment loss to average net assets (%)                      (0.80)(7)      (0.96)         (0.55)        (0.71)
Portfolio turnover (%)                                                         106           103             66            64

CLASS B SHARES PERIOD ENDED:                                              10-31-01(1,2) 10-31-02(2)     10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  10.00      $   6.74       $   5.68      $   7.24
Net investment loss(3)                                                       (0.10)        (0.11)         (0.08)        (0.10)
Net realized and unrealized gain (loss) on investments                       (3.16)        (0.89)          1.64          0.63
Total from investment operations                                             (3.26)        (1.00)          1.56          0.53
Less distributions
From net investment income                                                      --         (0.06)            --            --
Net asset value, end of period                                            $   6.74      $   5.68       $   7.24      $   7.77
Total return(4,5) (%)                                                      (32.60)(6)     (14.80)         27.46          7.32
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $      1      $      1       $      3      $      3
Ratio of expenses to average net assets (%)                                   2.10(7)       2.10           2.10          2.06
Ratio of adjusted expenses to average net assets(8) (%)                       6.73(7)       4.75           3.99          3.17
Ratio of net investment loss to average net assets (%)                      (1.57)(7)      (1.66)         (1.27)        (1.37)
Portfolio turnover (%)                                                         106           103             66            64

CLASS C SHARES PERIOD ENDED:                                              10-31-01(1,2) 10-31-02(2)     10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  10.00      $   6.74       $   5.68      $   7.24
Net investment loss(3)                                                       (0.10)        (0.11)         (0.08)        (0.11)
Net realized and unrealized gain (loss) on investments                       (3.16)        (0.89)          1.64          0.64
Total from investment operations                                             (3.26)        (1.00)          1.56          0.53
Less distributions
From net investment income                                                      --         (0.06)            --            --
Net asset value, end of period                                            $   6.74      $   5.68       $   7.24      $   7.77
Total return(4,5) (%)                                                      (32.60)(6)     (14.79)         27.46          7.32
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $      1      $      1       $      1      $      2
Ratio of expenses to average net assets (%)                                   2.107(7)      2.09           2.10          2.10
Ratio of adjusted expenses to average net assets(8) (%)                       6.727(7)      4.74           3.99          3.21
Ratio of net investment loss to average net assets (%)                      (1.56)7(7)     (1.65)         (1.26)        (1.39)
Portfolio turnover (%)                                                         106           103             66            64

(1)   Class A, Class B and Class C shares began operations on 12-1-00.
(2)   Audited by previous auditor.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period or the years ended October 31, 2001, 2002, 2003 and 2004 would have been (36.45%), (16.89%), 26.48%
and 6.94% for Class A, (36.85%), (17.45%), 25.57% and 6.21% for Class B and
(36.84%), (17.44%), 25.57% and 6.21% for Class C, respectively.

60 FUND DETAILS

Small Cap Equity Fund
Figures for the years ended 10-31-03 and 10-31-04 were audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  17.27      $  22.07      $  16.59       $  11.43       $  15.61
Net investment loss(2)                                         (0.18)        (0.18)        (0.16)         (0.12)         (0.13)
Net realized and unrealized gain (loss) on investments          6.35         (3.49)        (4.83)          4.30           1.90
Total from investment operations                                6.17         (3.67)        (4.99)          4.18           1.77
Less distributions
From net realized gain                                         (1.37)        (1.81)        (0.17)            --             --
Net asset value, end of period                              $  22.07      $  16.59      $  11.43       $  15.61       $  17.38
Total return(3) (%)                                            37.75        (18.02)       (30.44)         36.57          11.34(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    276      $    353      $    201       $    220       $    213
Ratio of expenses to average net assets (%)                     1.36          1.35          1.58           1.83           1.48
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           1.51
Ratio of net investment loss to average net assets (%)         (0.77)        (0.95)        (1.00)         (0.91)         (0.79)
Portfolio turnover (%)                                            36            66            44             52             54

CLASS B SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  16.98      $  21.51      $  16.02       $  10.96       $  14.85
Net investment loss(2)                                         (0.31)        (0.31)        (0.26)         (0.19)         (0.24)
Net realized and unrealized gain (loss) on investments          6.21         (3.37)        (4.63)          4.08           1.82
Total from investment operations                                5.90         (3.68)        (4.89)          3.89           1.58
Less distributions
From net realized gain                                         (1.37)        (1.81)        (0.17)            --             --
Net asset value, end of period                              $  21.51      $  16.02      $  10.96       $  14.85       $  16.43
Total return(3) (%)                                            36.73        (18.58)       (30.90)         35.49          10.64(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    249      $    288      $    175       $    191       $    168
Ratio of expenses to average net assets (%)                     2.06          2.05          2.28           2.53           2.18
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           2.21
Ratio of net investment loss to average net assets (%)         (1.38)        (1.65)        (1.70)         (1.61)         (1.48)
Portfolio turnover (%)                                            36            66            44             52             54


                                                                 FUND DETAILS 61

Small Cap Equity Fund continued

CLASS C SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  16.97      $  21.51      $  16.02       $  10.96       $  14.86
Net investment loss(2)                                         (0.34)        (0.30)        (0.26)         (0.20)         (0.24)
Net realized and unrealized gain (loss) on investments          6.25         (3.38)        (4.63)          4.10           1.81
Total from investment operations                                5.91         (3.68)        (4.89)          3.90           1.57
Less distributions
From net realized gain                                         (1.37)        (1.81)        (0.17)            --             --
Net asset value, end of period                              $  21.51      $  16.02      $  10.96       $  14.86       $  16.43
Total return(3) (%)                                            36.82        (18.58)       (30.90)         35.58          10.57(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     49      $     96      $     63       $     74       $     59
Ratio of expenses to average net assets (%)                     2.07          2.05          2.28           2.52           2.17
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           2.20
Ratio of net investment loss to average net assets (%)         (1.50)        (1.62)        (1.70)         (1.61)         (1.47)
Portfolio turnover (%)                                            36            66            44             52             54

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Does not take into consideration expense reductions during the period shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the year ended October 31, 2004 would have been 11.31% for Class A, 10.61% for Class B and 10.54% for Class C.


62 FUND DETAILS

[GRAPHIC OMITTED]
Small Cap Growth Fund

Figures for the years ended 10-31-03 and 10-31-04 were audited by Deloitte & Touche LLP.


CLASS A SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  12.65      $  13.70      $   8.54       $   6.78       $   8.61
Net investment loss(2)                                         (0.14)        (0.09)        (0.09)         (0.10)         (0.11)
Net realized and unrealized gain (loss) on investments          2.70         (4.51)        (1.67)          1.93           0.72
Total from investment operations                                2.56         (4.60)        (1.76)          1.83           0.61
Less distributions
From net realized gain                                         (1.51)        (0.56)           --             --             --
Net asset value, end of period                              $  13.70      $   8.54      $   6.78       $   8.61       $   9.22
Total return(3) (%)                                            21.69        (35.04)       (20.61)         26.99           7.08(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $  1,000      $    684      $    553       $    498       $    504
Ratio of expenses to average net assets (%)                     1.28          1.41          1.50           1.69           1.51
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           1.55
Ratio of net investment loss to average net assets (%)         (0.88)        (1.10)        (1.10)         (1.36)         (1.19)
Portfolio turnover (%)                                           104(6)         82            64            109(6)          58

CLASS B SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  11.64      $  12.38      $   7.62       $   6.00       $   7.57
Net investment loss(2)                                         (0.23)        (0.15)        (0.14)         (0.13)         (0.15)
Net realized and unrealized gain (loss) on investments          2.48         (4.05)        (1.48)          1.70           0.62
Total from investment operations                                2.25         (4.20)        (1.62)          1.57           0.47
Less distributions
From net realized gain                                         (1.51)        (0.56)           --             --             --
Net asset value, end of period                              $  12.38      $   7.62      $   6.00       $   7.57       $   8.04
Total return(3) (%)                                            20.79        (35.37)       (21.26)         26.17           6.21(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    949      $    457      $    261       $    251       $    165
Ratio of expenses to average net assets (%)                     2.03          2.16          2.25           2.44           2.26
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           2.30
Ratio of net investment loss to average net assets (%)         (1.62)        (1.59)        (1.85)         (2.11)         (1.94)
Portfolio turnover (%)                                           104(6)         82            64            109(6)          58

CLASS C SHARES PERIOD ENDED:                                10-31-00(1)   10-31-01(1)   10-31-02(1)    10-31-03       10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  11.62      $  12.36      $   7.61       $   6.00       $   7.56
Net investment loss(2)                                         (0.22)        (0.15)        (0.14)         (0.13)         (0.15)
Net realized and unrealized gain (loss) on investments          2.47         (4.04)        (1.47)          1.69           0.63
Total from investment operations                                2.25         (4.19)        (1.61)          1.56           0.48
Less distributions
From net realized gain                                         (1.51)        (0.56)           --             --             --
Net asset value, end of period                              $  12.36      $   7.61      $   6.00       $   7.56       $   8.04
Total return(3) (%)                                            20.83        (35.54)       (21.16)         26.00           6.35(4)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     33      $     24      $     23       $     23       $     18
Ratio of expenses to average net assets (%)                     2.02          2.16          2.25           2.44           2.26
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --             --           2.30
Ratio of net investment loss to average net assets (%)         (1.62)        (1.59)        (1.85)         (2.11)         (1.94)
Portfolio turnover (%)                                           104(6)         82            64            109(6)          58

(1)  Audited by previous auditor.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Does not take into consideration expense reductions during the period shown.
(6)  Excludes merger activity.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for the year ended October 31, 2004 would have been (1.23%) for Class A, (1.98%) for Class B and (1.98%) for Class C.


                                                                 FUND DETAILS 63

Sovereign Investors Fund
Figures for the year ended 12-31-03 and 12-31-04 were audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1,2) 12-31-02(1)    12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  24.51      $  23.35      $  19.88       $  15.81       $  18.74
Net investment income(3)                                        0.33          0.32          0.24           0.14           0.17
Net realized and unrealized gain (loss) on investments          0.61         (1.77)        (3.94)          2.93           0.80
Total from investment operations                                0.94         (1.45)        (3.70)          3.07           0.97
Less distributions
From net investment income                                     (0.33)        (0.37)        (0.25)         (0.14)         (0.17)
From net realized gain                                         (1.77)        (1.65)        (0.12)            --             --
                                                               (2.10)        (2.02)        (0.37)         (0.14)         (0.17)
Net asset value, end of period                              $  23.35      $  19.88      $  15.81       $  18.74       $  19.54
Total return(4) (%)                                             4.10         (6.06)       (18.68)         19.55           5.23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $  1,446      $  1,217      $    908       $    998       $    936
Ratio of expenses to average net assets (%)                     1.08          1.10          1.17           1.24           1.20
Ratio of net investment income to average net assets (%)        1.44          1.50          1.36           0.85           0.91
Portfolio turnover (%)                                            46            76            85             47             20

CLASS B SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1,2) 12-31-02(1)    12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  24.48      $  23.31      $  19.86       $  15.79       $  18.71
Net investment income(3)                                        0.17          0.17          0.12           0.03           0.03
Net realized and unrealized gain (loss) on investments          0.60         (1.76)        (3.94)          2.92           0.80
Total from investment operations                                0.77         (1.59)        (3.82)          2.95           0.83
Less distributions
From net investment income                                     (0.17)        (0.21)        (0.13)         (0.03)         (0.05)
From net realized gain                                         (1.77)        (1.65)        (0.12)            --             --
                                                               (1.94)        (1.86)        (0.25)         (0.03)         (0.05)
Net asset value, end of period                              $  23.31      $  19.86      $  15.79       $  18.71       $  19.49
Total return(4) (%)                                             3.32         (6.66)       (19.29)         18.75           4.45
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    663      $    551      $    328       $    315       $    232
Ratio of expenses to average net assets (%)                     1.78          1.80          1.87           1.94           1.90
Ratio of net investment income to average net assets (%)        0.75          0.80          0.65           0.16           0.18
Portfolio turnover (%)                                            46            76            85             47             20


64 FUND DETAILS

CLASS C SHARES PERIOD ENDED:                                12-31-00(1)   12-31-01(1,2) 12-31-02(1)    12-31-03       12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  24.50      $  23.33      $  19.88       $  15.81       $  18.73
Net investment income(3)                                        0.18          0.17          0.12           0.03           0.04
Net realized and unrealized gain (loss) on investments          0.59         (1.76)        (3.94)          2.92           0.80
Total from investment operations                                0.77         (1.59)        (3.82)          2.95           0.84
Less distributions
From net investment income                                     (0.17)        (0.21)        (0.13)         (0.03)         (0.05)
From net realized gain                                         (1.77)        (1.65)        (0.12)            --             --
                                                               (1.94)        (1.86)        (0.25)         (0.03)         (0.05)
Net asset value, end of period                              $  23.33      $  19.88      $  15.81       $  18.73       $  19.52
Total return(4) (%)                                             3.32         (6.66)       (19.27)         18.73           4.50
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     12      $     17      $     24       $     32       $     27
Ratio of expenses to average net assets (%)                     1.79          1.80          1.87           1.94           1.90
Ratio of net investment income to average net assets (%)        0.76          0.82          0.67           0.14           0.19
Portfolio turnover (%)                                            46            76            85             47             20

(1)  Audited by previous auditor.
(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.


                                                                 FUND DETAILS 65

U.S. Global Leaders Growth Fund

Figures for the year ended 12-31-03 and 12-13-04 were audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                 6-30-00(1) 6-30-01(1) 6-30-02(1,2) 12-31-02(1,3)  12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 25.65   $ 26.37    $ 24.98     $ 24.03        $ 21.57      $ 25.72
Net investment income (loss)(4)                                  (0.07)    (0.14)     (0.09)       0.01             --(5)      0.15
Net realized and unrealized gain (loss) on investments            0.79     (1.25)     (0.86)      (2.47)          4.15         2.04
Total from investment operations                                  0.72     (1.39)     (0.95)      (2.46)          4.15         2.19
Less distributions
From net investment income                                          --        --         --          --             --        (0.07)
Net asset value, end of period                                 $ 26.37   $ 24.98    $ 24.03     $ 21.57        $ 25.72      $ 27.84
Total return(6) (%)                                               2.81     (5.27)    (3.80)(7)   (10.24)(7,8)    19.24(7)      8.51
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $    87   $    81    $   150     $   237        $   392      $   893
Ratio of expenses to average net assets (%)                       1.31      1.38       1.37        1.27(9)        1.35         1.32
Ratio of adjusted expenses to average net assets(10) (%)            --        --       1.40        1.36(9)        1.36           --
Ratio of net investment income (loss) to average net assets (%)  (0.23)    (0.54)     (0.36)       0.07(9)       (0.02)        0.57
Portfolio turnover (%)                                              25         3          3           1             15           16

CLASS B SHARES PERIOD ENDED:                                                 6-30-02(1,11)  12-31-02(1,3)    12-31-03     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 25.81        $ 24.01        $ 21.47      $ 25.41
Net investment loss(4)                                                           (0.02)         (0.07)         (0.18)      (0.05)
Net realized and unrealized gain (loss) on investments                           (1.78)         (2.47)          4.12         2.00
Total from investment operations                                                 (1.80)         (2.54)          3.94         1.95
Net asset value, end of period                                                 $ 24.01        $ 21.47        $ 25.41      $ 27.36
Total return(6) (%)                                                              (6.97)(7,8)   (10.58)(7,8)    18.35(7)       7.6(7)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $    12        $    73        $   164      $   208
Ratio of expenses to average net assets (%)                                       2.13(9)        2.02(9)        2.10         2.07
Ratio of adjusted expenses to average net assets(10) (%)                          2.39(9)        2.11(9)        2.11           --
Ratio of net investment loss to average net assets (%)                          (0.93)(9)      (0.67)(9)       (0.77)       (0.21)
Portfolio turnover (%)                                                               3               1            15           16

CLASS C SHARES PERIOD ENDED:                                                6-30-02(1,11) 12-31-02(1,3)      12-31-03      12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 25.81        $ 24.01        $ 21.47       $ 25.41
Net investment loss(4)                                                           (0.02)         (0.07)         (0.18)        (0.04)
Net realized and unrealized gain (loss) on investments                           (1.78)         (2.47)          4.12          1.99
Total from investment operations                                                 (1.80)         (2.54)          3.94          1.95
Net asset value, end of period                                                 $ 24.01        $ 21.47        $ 25.41       $ 27.36
Total return(6) (%)                                                             (6.97)(7,8)    (10.58)(7,8)    18.35(7)       7.67
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $     6        $    49        $   160       $   246
Ratio of expenses to average net assets (%)                                       2.12(9)        2.02(9)        2.10          2.07
Ratio of adjusted expenses to average net assets(10) (%)                          2.38(9)        2.11(9)        2.11            --
Ratio of net investment loss to average net assets (%)                           (0.96)(9)     (0.67)(9)       (0.77)       (0.17)
Portfolio turnover (%)                                                               3              1             15            16

(1)  Audited by previous auditor.
(2) Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(3)  Effective 12-31-02, the fiscal period end changed from June 30 to December
     31.
(4)  Based on the average of the shares outstanding.
(5)  Less than $0.01 per share.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(7) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(8)  Not annualized.
(9)  Annualized.
(10) Does not take into consideration expense reductions during the periods shown.
(11) Class B and Class C shares began operations on 5-20-02.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended June 30, 2002 and December 31, 2002 and year ended December 31, 2003 would have been (3.83%), (10.29%) and 19.23% for Class A, (7.00%), (10.63%) and 18.34% for Class B, and
(7.00%), (10.63%) and 18.34% for Class C, respectively.


66 FUND DETAILS

For more information
--------------------------------------------------------------------------------
Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.


(c) 2005 JOHN HANCOCK FUNDS, LLC        EQTPN   7/05

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


[LOGO] John Hancock(R)                                           ---------------
                                                                    PRSRT STD
John Hancock Funds, LLC                                           U.S. POSTAGE
MEMBER NASD                                                          P A I D
601 Congress Street                                                BOSTON, MA
Boston, MA 02210-2805                                             PERMIT NO. 11
                                                                  --------------
www.jhfunds.com



Now available: electronic delivery
www.jhfunds.com/edelivery

JOHN HANCOCK
Sector Funds

--------------------------------------------------------------------------------
Prospectus                                                              3.1.2005
--------------------------------------------------------------------------------

                                                                      as revised
                                                                        7.1.2005


Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund


[LOGO]  John Hancock(R)
      ------------------
      JOHN HANCOCK FUNDS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
================================================================================

JOHN HANCOCK SECTOR FUNDS
-------------------------------------------------------------------------------
Financial Industries Fund                                                     4
Health Sciences Fund                                                          6
Real Estate Fund                                                              8
Regional Bank Fund                                                           10
Technology Fund                                                              12

YOUR ACCOUNT
-------------------------------------------------------------------------------
Choosing a share class                                                       14
How sales charges are calculated                                             14
Sales charge reductions and waivers                                          15
Opening an account                                                           16
Buying shares                                                                17
Selling shares                                                               18
Transaction policies                                                         20
Dividends and account policies                                               22
Additional investor services                                                 23

FUND DETAILS
-------------------------------------------------------------------------------
Business structure                                                           24
Management biographies                                                       25
Financial highlights                                                         26

FOR MORE INFORMATION                                                 BACK COVER
-------------------------------------------------------------------------------

Overview
================================================================================

John Hancock Sector Funds

These funds seek long-term growth by investing primarily in stocks of a single sector or group of industries. Each fund has its own strategy and its own risk profile.

Who may want to invest
These funds may be appropriate for investors who:
o  want to target a particular sector or group of industries
o  have longer time horizons
o  want to further diversify their portfolios
o are seeking funds for the aggressive growth portion of an asset allocation portfolio
o  are investing for retirement or other goals that are many years in the future

Sector funds may NOT be appropriate if you:
o  are investing with a shorter time horizon in mind
o  are uncomfortable with an investment whose value may vary substantially

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock sector funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and as of March 31, 2005, managed approximately $30 billion in assets.

--------------------------------------------------------------------------------
Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip art] Goal and strategy                                    [Clip art] Main risks
           The fund's particular investment goals and                      The major risk factors associated with the
           the strategies it intends to use in pursuing                    fund.
           those goals.

[Clip art] Past performance                                     [Clip art] Your expenses
           The fund's total return, measured                               The overall costs borne by an investor in the
           year-by-year and over time.                                     fund, including sales charges and annual
                                                                           expenses.

Financial Industries Fund

[Clip art] GOAL AND STRATEGY
The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[Clip art] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -4.65%
Best quarter: Q3 '00, 22.94%
Worst quarter: Q3 '98, -20.12%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

[The following data was represented as a bar chart in the printed material.]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1997     1998     1999     2000     2001       2002      2003      2004
37.76%    4.93%   -1.07%   30.39%   -17.86%    -16.40%   26.43%    9.75%

----------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
----------------------------------------------------------------------------------------------
                                                                Life of     Life of    Life of
                                          1 year     5 year     Class A     Class B    Class C
Class A before tax (began 3-14-96)         4.25%      3.37%      10.28%        --          --
Class A after tax on distributions         3.73%      3.18%       9.78%        --          --
Class A after tax on distributions,
with sale                                  3.11%      2.83%       8.82%        --          --
Class B before tax (began 1-14-97)         3.95%      3.36%          --      6.51%         --
Class C before tax (began 3-1-99)          7.95%      3.70%          --         --      3.21%
----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index               10.88%     -2.30%       9.22%      7.51%      1.16%
Standard & Poor's 500 Financial Index     10.88%      7.26%      13.87%     11.37%      6.12%

[Clip art] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. In addition, securities of small and medium-size companies are more volatile than those of larger companies.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================
[Clip Art} YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                  5.00%       none       none

Maximum deferred sales charge (load) as
a % of purchase or sale price,
whichever is less                                 none(2)      5.00%      1.00%

--------------------------------------------------------------------------------
Annual operating expenses                         Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                      0.77%      0.77%      0.77%
Distribution and service (12b-1) fees               0.30%      1.00%      1.00%
Other expenses                                      0.41%      0.41%      0.41%
Total fund operating expenses                       1.48%      2.18%      2.18%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------
Expenses                            Year 1     Year 3     Year 5     Year 10
----------------------------------------------------------------------------
Class A                              $643       $945      $1,268     $2,180
Class B with redemption              $721       $982      $1,370     $2,336
Class B without redemption           $221       $682      $1,170     $2,336
Class C with redemption              $321       $682      $1,170     $2,513
Class C without redemption           $221       $682      $1,170     $2,513

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1996
Primarily responsible for fund management

Thomas M. Finucane
Rejoined fund team in 2004
Day-to-day purchase and sale decisions;
analysis of insurance, brokerage and asset management issuers

Lisa A. Welch
Joined fund team in 1998
Analysis of banking sector issuers

See page 25 for the management biographies.

FUND CODES
Class A      Ticker             FIDAX
             CUSIP              409905502
             Newspaper          FinIndA
             SEC number         811-3999
             JH fund number     70

Class B      Ticker             FIDBX
             CUSIP              409905601
             Newspaper          FinIndB
             SEC number         811-3999
             JH fund number     170

Class C      Ticker             FIDCX
             CUSIP              409905874
             Newspaper          FinIndC
             SEC number         811-3999
             JH fund number     570

Health Sciences Fund

[Clip art] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign health sciences companies. These companies derive more than half of their revenues from health sciences related activities or commit more than half of their assets to these activities. Because the fund is non-diversified, it may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the manager studies economic trends to allocate assets among the following major categories:

o  pharmaceuticals and biotechnology
o  medical devices and analytical equipment
o  health-care services

The manager also uses broad economic analysis to identify promising industries within these categories.

The management team then uses fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential and valuation. The team generally assesses the senior management of companies through interviews and company visits. The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[Clip art] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -4.31%
Best quarter: Q2 '97, 23.14%
Worst quarter: Q1 '01, -18.76%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 3000 Healthcare Index, an unmanaged index of healthcare sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

[The following data was represented as a bar chart in the printed material.]

---------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
39.88%    6.50%   29.73%   19.49%   -0.64%   38.22%   -11.85%  -19.81%  26.35%   11.70%

------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
------------------------------------------------------------------------------------
                                                                             Life of
                                                 1 year   5 year   10 year   Class C
Class A before tax                                6.11%    5.55%    11.63%       --
Class A after tax on distributions                5.54%    5.04%    11.16%       --
Class A after tax on distributions, with sale     4.64%    4.60%    10.21%       --
Class B before tax                                5.93%    5.57%    11.56%       --
Class C before tax (began 3-1-99)                 9.93%    5.89%        --    5.93%
------------------------------------------------------------------------------------
Standard & Poor's 500 Index                      10.88%   -2.30%   -12.07%   -1.16%
Russell 3000 Healthcare Index                     3.91%    3.39%    13.98%    1.67%

[Clip art] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a particular group of industries, its performance depends in large part on the performance of those industries. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Stocks of health sciences companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's industry allocation or security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.
o  Certain derivatives could produce disproportionate losses.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Stocks of small- and medium-size companies can be more volatile than those of large companies.

================================================================================
[Clip art] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A     Class B      Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                5.00%        none         none

Maximum deferred sales charge (load) as
a % of purchase or sale price, whichever
is less                                         none(2)       5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                       Class A     Class B      Class C
--------------------------------------------------------------------------------
Management fee                                    0.77%       0.77%        0.77%
Distribution and service (12b-1) fees             0.30%       1.00%        1.00%
Other expenses                                    0.50%       0.50%        0.50%
Total fund operating expenses                     1.57%       2.27%        2.27%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                              $652        $971       $1,312      $2,274
Class B with redemption              $730      $1,009       $1,415      $2,430
Class B without redemption           $230        $709       $1,215      $2,430
Class C with redemption              $330        $709       $1,215      $2,605
Class C without redemption           $230        $709       $1,215      $2,605

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGER

Robert C. Junkin, CPA
Joined fund team in 2005

See page 25 for the management biographies.

FUND CODES
Class A      Ticker           JHGRX
             CUSIP            410233308
             Newspaper        HthSciA
             SEC number       811-4932
             JH fund number   28

Class B      Ticker           JHRBX
             CUSIP            410233704
             Newspaper        HthSciB
             SEC number       811-4932
             JH fund number   128

Class C      Ticker           JHRCX
             CUSIP            410233852
             Newspaper        --
             SEC number       811-4932
             JH fund number   528

Real Estate Fund

[Clip art] GOAL AND STRATEGY
The fund seeks long-term growth of capital. Income is a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in securities of real estate companies of any size. These include U.S. and foreign companies in the businesses of owning, managing or marketing real estate; companies in related industries, such as financing or construction; and companies in other businesses that have at least half their assets in real estate holdings.

The fund generally focuses on real estate investment trusts (REITs), which hold real estate and mortgages. The fund invests in companies that are considered fundamentally undervalued due to changing economic conditions, regional economic factors or industry consolidation.

The fund may invest up to 20% of assets in junk bonds rated as low as BB and their unrated equivalents, and up to 15% of assets in foreign securities. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

At different times, the fund may emphasize different types of securities or issuers, depending on the managers' outlook for interest rates, real estate prices and other factors.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies), especially in managing its exposure to interest rate risk. However, it does not intend to use them extensively.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund has traded securities actively in the past, and may continue to do so, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[Clip art] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -7.28%
Best quarter: Q4 '04, 15.21%
Worst quarter: Q3 '02, -12.49%

After-tax returns
After-tax returns are shown for
Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Morgan Stanley REIT Index, an unmanaged index consisting of the most actively traded real estate investment trusts.

[The following data was represented as a bar chart in the printed material.]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1999     2000     2001     2002     2003     2004
2.38%    26.39%   13.06%   0.06%    35.84%   29.78%

---------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
---------------------------------------------------------------------------------------------------
                                                                      Life of    Life of    Life of
                                                  1 year    5 year    Class A    Class B    Class C
Class A before tax (began 9-30-98)                23.29%    19.07%     15.51%         --         --
Class A after tax on distributions                21.64%    16.91%     12.93%         --         --
Class A after tax on distributions, with sale     15.16%    15.31%     11.81%         --         --
Class B before tax (began 3-1-00)                 23.85%        --         --     20.53%         --
Class C before tax (began 3-1-00)                 27.85%        --         --         --     20.73%
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                       10.88%    -2.30%      4.38%     -1.13%     -1.13%
Morgan Stanley REIT Index                         31.49%    21.67%     15.72%     22.87%     22.87%

[Clip art] MAIN RISKS
The value of your investment will fluctuate in response to movements in real estate markets. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. Securities of smaller companies are more volatile than those of larger companies.

Because they are securities, REIT shares can fall in value when securities markets fall or when there is an economic downturn. There is also the risk that a REIT's value could fall if it is mismanaged, faces high tenant default risk or is in danger of failing to meet certain IRS standards.

If the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.
o If interest rate movements cause the fund's mortgage-backed and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could fall.

================================================================================
[Clip art] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                           Class A       Class B    Class C
----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                             5.00%          none       none

Maximum deferred sales charge (load) as
a % of purchase or sale price, whichever is less             none(2)         5.00%      1.00%

----------------------------------------------------------------------------------------------
Annual operating expenses                                     Class A       Class B    Class C
----------------------------------------------------------------------------------------------
Management fee                                                 0.80%         0.80%      0.80%
Distribution and service (12b-1) fees                          0.30%         1.00%      1.00%
Other expenses                                                 0.60%         0.60%      0.60%
Total fund operating expenses                                  1.70%         2.40%      2.40%
Contractual expense reimbursement (at least until 2-28-06)     0.05%         0.05%      0.05%
Net annual operating expenses                                  1.65%         2.35%      2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

-----------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5    Year 10
-----------------------------------------------------------------------------
Class A                              $659       $1,004      $1,372     $2,404
Class B with redemption              $738       $1,004      $1,476     $2,559
Class B without redemption           $238         $744      $1,276     $2,559
Class C with redemption              $338         $744      $1,276     $2,733
Class C without redemption           $238         $744      $1,276     $2,733

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1998
Primarily responsible for fund management

Thomas M. Finucane
Rejoined fund team in 2004
Day-to-day purchase and sale decisions;
analysis of specific issuers

Lisa A. Welch
Joined fund team in 1998
Analysis of specific issuers

See page 25 for the management biographies.

FUND CODES
Class A      Ticker           JREAX
             CUSIP            478032832
             Newspaper        ReEstA
             SEC number       811-3392
             JH fund number   05

Class B      Ticker           JREBX
             CUSIP            478032824
             Newspaper        ReEstB
             SEC number       811-3392
             JH fund number   105

Class C      Ticker           JRECX
             CUSIP            478032816
             Newspaper        --
             SEC number       811-3392
             JH fund number   505

Regional Bank Fund

[Clip art] GOAL AND STRATEGY

The fund seeks long-term capital appreciation with moderate income as a secondary objective. To pursue these goals, the fund normally invests at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets.

In managing the portfolio, the managers focus primarily on stock selection.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. The managers look for low price/earnings (P/E) ratios, high-quality assets and sound loan review processes. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The fund's portfolio may be concentrated in geographic regions where consolidation activity is high. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents).

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[Clip art] PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -5.99%
Best quarter: Q3 '00, 20.57%
Worst quarter: Q3 `98, -16.37%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

[The following data was represented as a bar chart in the printed material.]

---------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
48.56%   29.32%   53.92%   1.42%   -15.86%   21.85%   2.28%    -2.90%   28.44%   14.39%

--------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
--------------------------------------------------------------------------------------
                                                                               Life of
                                                1 year    5 year    10 year    Class C
Class A before tax                               8.68%    11.05%     15.60%        --
Class A after tax on distributions               6.74%     8.84%     13.70%        --
Class A after tax on distributions, with sale    7.48%     8.67%     13.13%        --
Class B before tax                               8.59%    11.15%     15.56%        --
Class C before tax (began 3-1-99)               12.59%    11.41%         --     6.89%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index                     10.88%    -2.30%     12.07%     1.16%
Standard & Poor's 500 Financial Index           10.88%     7.26%     17.65%     6.12%

[Clip art] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector.

For instance, when interest rates fall or economic conditions deteriorate, regional bank stocks could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

A decline in a region's economy could hurt the banks in that region. Regional bank stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================
[Clip art] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A      Class B    Class C
-------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price               5.00%        none        none

Maximum deferred sales charge (load)
as a % of purchase or sale price,
 whichever is less                                none(2)     5.00%       1.00%

-------------------------------------------------------------------------------
Annual operating expenses                       Class A      Class B    Class C
-------------------------------------------------------------------------------
Management fee                                   0.75%        0.75%      0.75%
Distribution and service (12b-1) fees            0.30%        1.00%      1.00%
Other expenses                                   0.29%        0.29%      0.29%
Total fund operating expenses                    1.34%        2.04%      2.04%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

----------------------------------------------------------------------------
Expenses                            Year 1     Year 3     Year 5     Year 10
----------------------------------------------------------------------------
Class A                              $630       $903      $1,197     $2,032
Class B with redemption              $707       $940      $1,298     $2,189
Class B without redemption           $207       $640      $1,098     $2,189
Class C with redemption              $307       $640      $1,098     $2,369
Class C without redemption           $207       $640      $1,098     $2,369

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGERS

James K. Schmidt, CFA
Managed fund since it began in 1985
Primarily responsible for
fund management

Thomas M. Finucane
Rejoined fund team in 2004
Analysis of specific
issuers

Lisa A. Welch
Joined fund team in 1998
Day-to-day purchase and sale decisions;
analysis of specific issuers

See page 25 for the management biographies.

FUND CODES
Class A      Ticker           FRBAX
             CUSIP            409905106
             Newspaper        RgBkA
             SEC number       811-3999
             JH fund number   01

Class B      Ticker           FRBFX
             CUSIP            409905205
             Newspaper        RgBkB
             SEC number       811-3999
             JH fund number   101

Class C      Ticker           FRBCX
             CUSIP            409905866
             Newspaper        RgBkC
             SEC number       811-3999
             JH fund number   501

Technology Fund

[Clip art] GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.

In managing the portfolio, the manager focuses primarily on stock selection rather than industry allocation. The manager invests in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies). In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
[Clip Art] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2005 return as of 3-31-05: -10.11%
Best quarter: Q4 '99, 60.48%
Worst quarter: Q3 '01, -45.78%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 3000 Technology Index, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

[The following data was represented as a bar chart in the printed material.]

---------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
---------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
46.53%   12.52%   6.68%    49.15%   132.38%  -37.21%  -43.06%  -49.80%  57.09%   -5.67%

---------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-04
---------------------------------------------------------------------------------------
                                                                              Life of
                                            1 year     5 year     10 year     Class C
Class A before tax                          -10.29%    -24.05%      4.41%         --
Class A after tax on distributions          -10.29%    -24.11%      3.70%         --
Class A after tax on distributions, with
sale                                         -6.69%    -18.22%      3.70%         --
Class B before tax                          -11.10%    -24.10%      4.35%         --
Class C before tax (began 3-1-99)            -7.36%    -23.80%         --     -9.51%
---------------------------------------------------------------------------------------
Standard & Poor's 500 Index                  10.88%     -2.30%     12.07%      1.16%
Russell 3000 Technology Index                 1.18%    -15.63%     11.07%     -4.64%

[Clip art] MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o  Certain derivatives could produce disproportionate losses.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================
[Clip Art] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                   Class A     Class B     Class C
-------------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price                  5.00%        none        none

Maximum deferred sales charge (load) as
a % of purchase or sale price, whichever is less     none(2)       5.00%       1.00%

-------------------------------------------------------------------------------------
Annual operating expenses                             Class A     Class B     Class C
-------------------------------------------------------------------------------------
Management fee                                         0.77%       0.77%       0.77%
Distribution and service (12b-1) fees                  0.30%       1.00%       1.00%
Other expenses                                         0.85%       0.85%       0.85%
Total fund operating expenses                          1.92%       2.62%       2.62%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1    Year 3     Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                    $685     $1,073     $1,485     $2,631
Class B with redemption                    $765     $1,114     $1,590     $2,784
Class B without redemption                 $265       $814     $1,390     $2,784
Class C with redemption                    $365       $814     $1,390     $2,954
Class C without redemption                 $265       $814     $1,390     $2,954

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGER

Anurag Pandit, CFA
Joined fund team in 2005

See page 25 for the management biographies.

FUND CODES
Class A      Ticker           NTTFX
             CUSIP            478032303
             Newspaper        TechA
             SEC number       811-3392
             JH fund number   83

Class B      Ticker           FGTBX
             CUSIP            478032402
             Newspaper        TechB
             SEC number       811-3392
             JH fund number   183

Class C      Ticker           JHTCX
             CUSIP            478032600
             Newspaper        TechC
             SEC number       811-3392
             JH fund number   583

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o  A front-end sales charge, as described at right.
o  Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
o  No front-end sales charge; all your money goes to work for you right away.
o  Distribution and service (12b-1) fees of 1.00%.
o  A deferred sales charge, as described on following page.
o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
o  No front-end sales charge; all your money goes to work for you right away.
o  Distribution and service (12b-1) fees of 1.00%.
o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds, LLC may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                            As a % of        As a % of your
Your investment          offering price*         investment
Up to $49,999                     5.00%               5.26%
$50,000 - $99,999                 4.50%               4.71%
$100,000 - $249,999               3.50%               3.63%
$250,000 - $499,999               2.50%               2.56%
$500,000 - $999,999               2.00%               2.04%
$1,000,000 and over           See below

*Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in a fund's Statement of Additional Information
(SAI). You may request a Statement of Additional Information from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------
                                    CDSC on shares
Your investment                         being sold
First $1M - $4,999,999                      1.00%
Next $1 - $5M above that                    0.50%
Next $1 or more above that                  0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

14 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                CDSC on shares
Years after purchase                                                being sold
1st year                                                               5.00%
2nd year                                                               4.00%
3rd or 4th year                                                        3.00%
5th year                                                               2.00%
6th year                                                               1.00%
After 6th year                                                          none
--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                                    CDSC
1st year                                                               1.00%
After 1st year                                                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.
o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT 15

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans
o certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs
o  redemptions pursuant to a fund's right to liquidate an account less than
   $1,000
o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock
o  to make certain distributions from a retirement plan
o  because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA
o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
o participants in certain 529 plans that have a signed agreement with John Hancock Funds, LLC (one-year CDSC may apply)
o certain retirement plans participating in Merrill Lynch or PruSolutionsSM programs

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o  non-retirement account: $1,000
   o  retirement account: $500
   o  group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

16 YOUR ACCOUNT

-----------------------------------------------------------------------------------------------------------------------------------
Buying shares
-----------------------------------------------------------------------------------------------------------------------------------
           Opening an account                                           Adding to an account
-----------------------------------------------------------------------------------------------------------------------------------
By check
-----------------------------------------------------------------------------------------------------------------------------------

[Clip Art] o  Make out a check for the investment amount, payable to    o  Make out a check for the investment amount, payable to
              "John Hancock Signature Services, Inc."                      "John Hancock Signature Services, Inc."

           o  Deliver the check and your completed application to your  o  Fill out the detachable investment slip from an account
              financial representative, or mail them to Signature          statement. If no slip is available, include a note
              Services (address below).                                    specifying the fund name, your share class, your account
                                                                           number and the name(s) in which the account is
                                                                           registered.

                                                                        o  Deliver the check and your investment slip or note to
                                                                           your financial representative, or mail them to Signature
                                                                           Services (address below).

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Call your financial representative or Signature           o  Log on to www.jhfunds.com to process exchanges
              Services to request an exchange.                             between funds.

                                                                        o  Call EASI-Line for automated service 24 hours a day
                                                                           using your touch-tone phone at 1-800-338-8080.

                                                                        o  Call your financial representative or Signature
                                                                           Services to request an exchange.
-----------------------------------------------------------------------------------------------------------------------------------
By wire
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Deliver your completed application to your financial      o  Instruct your bank to wire the amount of your
              representative, or mail it to Signature Services.            investment to:
                                                                              First Signature Bank & Trust
           o  Obtain your account number by calling your financial            Account # 900000260
              representative or Signature Services.                           Routing # 211475000

           o  Instruct your bank to wire the amount of your             Specify the fund name, your share class, your account
              investment to:                                            number and the name(s) in which the account is
                 First Signature Bank & Trust                           registered. Your bank may charge a fee to wire funds.
                 Account # 900000260
                 Routing # 211475000

           Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] See "By exchange" and "By wire."                             o  Verify that your bank or credit union is a member of
                                                                           the Automated Clearing House (ACH) system.

                                                                        o  Complete the "Bank Information" section on your
                                                                           account application.

                                                                        o  Log on to www.jhfunds.com to initiate purchases
                                                                           using your authorized bank account.
-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] See "By exchange" and "By wire."                             o  Verify that your bank or credit union is a member of
                                                                           the Automated Clearing House (ACH) system.

                                                                        o  Complete the "Bank Information" section on your
                                                                           account application.

                                                                        o  Call EASI-Line for automated service 24 hours a day
                                                                           using your touch-tone phone at 1-800-338-8080.

                                                                        o  Call your financial representative or call Signature
                                                                           Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                           most business days.

==========================================================
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions               To open or add to an account using the Monthly Automatic
and assistance.                                                         Accumulation Program, see "Additional investor services."
==========================================================


                                                                 YOUR ACCOUNT 17

-----------------------------------------------------------------------------------------------------------------------------------
Selling shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            To sell some or all of your shares
-----------------------------------------------------------------------------------------------------------------------------------
By letter
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Accounts of any type.                                         o  Write a letter of instruction or complete a stock
                                                                               power indicating the fund name, your share class,
           o  Sales of any amount.                                             your account number, the name(s) in which the
                                                                               account is registered and the dollar value or number
                                                                               of shares you wish to sell.

                                                                            o  Include all signatures and any additional documents
                                                                               that may be required (see next page).

                                                                            o  Mail the materials to Signature Services.

                                                                            o  A check will be mailed to the name(s) and address in
                                                                               which the account is registered, or otherwise
                                                                               according to your letter of instruction.

-----------------------------------------------------------------------------------------------------------------------------------
By Internet
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Most accounts.                                                o  Log on to www.jhfunds.com to initiate redemptions
                                                                               from your funds.
           o  Sales of up to $100,000.

-----------------------------------------------------------------------------------------------------------------------------------
By phone
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Most accounts.                                                o  Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.
           o  Sales of up to $100,000.
                                                                            o  Call your financial representative or call Signature
                                                                               Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                               most business days.

-----------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Requests by letter to sell any amount.                        o  To verify that the Internet or telephone redemption
                                                                               privilege is in place on an account, or to request
           o  Requests by Internet or phone to sell up to                      the form to add it to an existing account, call
              $100,000.                                                        Signature Services.

                                                                            o  Amounts of $1,000 or more will be wired on the next
                                                                               business day. A $4 fee will be deducted from your
                                                                               account.

                                                                            o  Amounts of less than $1,000 may be sent by EFT or by
                                                                               check. Funds from EFT transactions are generally
                                                                               available by the second business day. Your bank may
                                                                               charge a fee for this service.

-----------------------------------------------------------------------------------------------------------------------------------
By exchange
-----------------------------------------------------------------------------------------------------------------------------------
[Clip Art] o  Accounts of any type.                                         o  Obtain a current prospectus for the fund into which
                                                                               you are exchanging by Internet or by calling your
           o  Sales of any amount.                                             financial representative or Signature Services.

                                                                            o  Log on to www.jhfunds.com to process exchanges
                                                                               between your funds.

                                                                            o  Call EASI-Line for automated service 24 hours a day
                                                                               using your touch-tone phone at 1-800-338-8080.

                                                                            o  Call your financial representative or Signature
                                                                               Services to request an exchange.

To sell shares through a systematic withdrawal plan, see
 "Additional investor
services."

18 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days
o  you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

-----------------------------------------------------------------------------------------------------------------------------------
Seller                                                            Requirements for written requests                      [Clip Art]
-----------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial      o  Letter of instruction.
accounts for minors).
                                                                  o  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

                                                                  o  Signature guarantee if applicable (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or      o  Letter of instruction.
association accounts.
                                                                  o  Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  o  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  o  Signature guarantee if applicable (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                             o  Letter of instruction.

                                                                  o  On the letter, the signature(s) of the trustee(s).

                                                                  o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  o  Signature guarantee if applicable (see above).

------------------------------------------------------------------------------------------------------------------------------------

Joint tenancy shareholders with rights of survivorship with a     o  Letter of instruction signed by surviving tenant.
deceased co-tenant(s).

                                                                  o Copy of death certificate.

                                                                  o Signature guarantee if applicable (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                 o  Letter of instruction signed by executor.

                                                                  o  Copy of order appointing executor, certified within the past
                                                                     12 months.

                                                                  o  Signature guarantee if applicable (see above).

-----------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or      o  Call 1-800-225-5291 for instructions.
account types not listed above.
-----------------------------------------------------------------------------------------------------------------------------------

===============================================================================
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
===============================================================================

                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. Each fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay


20 YOUR ACCOUNT
would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a signifi-cant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the funds' portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the funds' operating costs and decrease the funds' investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

                                                                 YOUR ACCOUNT 21

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take other steps that it deems reasonable.

Certificated shares The funds no longer issue share certifi-cates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Regional Bank Fund and Real Estate Fund typically pay income dividends quarterly. All the other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

22 YOUR ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

                                                                 YOUR ACCOUNT 23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock sector funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Financial Industries, Health Sciences and Real Estate funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.



Management fees The management fees paid to the investment adviser by the John Hancock sector funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                            % of net assets
--------------------------------------------------------------------------------
Financial Industries                                                    0.77%
Health Sciences                                                         0.77%
Real Estate                                                             0.79%*
Regional Bank                                                           0.75%
Technology                                                              0.77%

*After expense reimbursement.


                                                      ------------
                                                      Shareholders  -----------------------------+
                                                      ------+-----                               |
                                                            |                                    |
---                                   ----------------------+---------------------               |
/ \                                           Financial services firms and                       |
 |    Distribution and        +-------            their representatives            --------------+
 |  shareholder services      |                                                                  |
 |                            |       Advise current and prospective shareholders                |
 |                            |             on their fund investments, often                     |
 |                            |       in the context of an overall financial plan.               |
 |                            |       --------------------------------------------               |
 |                            |                                                                  |
 |         -------------------+-----------------------                ---------------------------+-------------------------
 |                    Principal distributor                                               Transfer agent
 |
 |                   John Hancock Funds, LLC                                  John Hancock Signature Services, Inc.
 |
 |           Markets the funds and distributes shares                 Handles shareholder services, including recordkeeping
 |         through selling brokers, financial planners                      and statements, distribution of dividends
 |             and other financial representatives.                          and processing of buy and sell requests.
 |         -------------------------------------------                -----------------------------------------------------
\ /                            |                                                                 |
---                            +----------------------------+------------------------------------+
                                                            |
                 -------------------------------            |              -------------------------------------                ---

                        Investment adviser                  |                            Custodian                              / \
                                                            |                                                                    |
                    John Hancock Advisers, LLC              |                       The Bank of New York              Asset      |
                       601 Congress Street                  |                         One Wall Street               management   |
                      Boston, MA 02210-2805                 |                     New York, New York 10286                       |

                 Manages the funds' business and            |               Holds the funds' assets, settles all                 |
                      investment activities.                |              portfolio trades and collects most of                 |
                 -------------------------------            |                 the valuation data required for                    |
                                |                           |                   calculating each fund's NAV.                    \ /
                                +---------------------------+-----------   -------------------------------------                ---
                                                            |
                                             ---------------+--------------
                                                        Trustees

                                             Oversee the funds' activities.
                                             ------------------------------


24 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock sector funds, including a brief summary of their business careers over the past five years. Each fund's Statement of Additional Information includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund, and their ownership of fund shares, if any.


Thomas M. Finucane
-----------------------------------------------
Vice president
Rejoined John Hancock Advisers in 2004
Senior vice president and research analyst, State Street Research & Management
 (2002-2004)
Vice president, John Hancock Advisers, LLC
 (1990-2002)
Began business career in 1983


Robert C. Junkin, CPA
-----------------------------------------------
Vice president
Joined John Hancock Advisers in 2003
Vice president, Pioneer Investments, Inc.
 (1997-2002)
Began business career in 1988

Anurag Pandit, CFA
-----------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1996
Began business career in 1984


James K. Schmidt, CFA
-----------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1992
Began business career in 1979

Lisa A. Welch
-----------------------------------------------
Vice president
Joined John Hancock Advisers in 1998 as analyst
Portfolio manager since 2002
Began business career in 1986

                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Financial Industries Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.92       $20.15       $15.38       $14.27       $16.78
Net investment income(1)                                           0.03         0.03         0.02         0.07         0.12
Net realized and unrealized gain (loss) on investments             4.20        (4.80)       (0.77)        2.44         0.86
Total from investment operations                                   4.23        (4.77)       (0.75)        2.51         0.98
Less distributions
From net realized gain                                               --           --        (0.36)          --           --
Net asset value, end of period                                   $20.15       $15.38       $14.27       $16.78       $17.76
Total return(2) (%)                                               26.57       (23.67)       (5.19)(3)    17.59         5.84(3)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $701         $468         $357         $345         $304
Ratio of expenses to average net assets                            1.40         1.37         1.50         1.55         1.45
Ratio of adjusted expenses to average (%) net assets(4)              --           --         1.51           --         1.48
Ratio of net investment income to average net assets (%)           0.21         0.16         0.13         0.49         0.68
Portfolio turnover (%)                                               48          135           70           66           29

CLASS B SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.81       $19.88       $15.07       $13.88       $16.20
Net investment loss(1)                                            (0.07)       (0.09)       (0.09)       (0.03)          --(5)
Net realized and unrealized gain (loss) on investments             4.14        (4.72)       (0.74)        2.35         0.83
Total from investment operations                                   4.07        (4.81)       (0.83)        2.32         0.83
Less distributions
From net realized gain                                               --           --        (0.36)          --           --
Net asset value, end of period                                   $19.88       $15.07       $13.88       $16.20       $17.03
Total return(2)(%)                                                25.74       (24.20)       (5.85)(3)       16         5.12(3)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $2,148       $1,438       $1,058         $977         $757
Ratio of expenses to average net assets                            2.05         2.03         2.20         2.25         2.15
Ratio of adjusted expenses to average (%) net assets(4)              --           --         2.21           --         2.18
Ratio of net investment loss to average net assets (%)            (0.44)       (0.50)       (0.57)       (0.22)       (0.22)
Portfolio turnover(%)                                                48          135           70           66           29


26 FUND DETAILS

CLASS C SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.81       $19.87       $15.06       $13.87       $16.19
Net investment loss(1)                                            (0.10)       (0.09)       (0.09)       (0.03)          --(5)
Net realized and unrealized gain (loss) on investments             4.16        (4.72)       (0.74)        2.35         0.84
Total from investment operations                                   4.06        (4.81)       (0.83)        2.32         0.84
Less distributions
From net realized gain                                               --           --        (0.36)          --           --
Net asset value, end of period                                   $19.87       $15.06       $13.87       $16.19       $17.03
Total return(2) (%)                                               25.68       (24.21)       (5.85)(3)    16.73         5.19(3)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $58          $54          $40          $37          $29
Ratio of expenses to average net assets (%)                        2.10         2.07         2.20         2.25         2.15
Ratio of adjusted expenses to average net assets(4) (%)              --           --         2.21           --         2.18
Ratio of net investment loss to average net assets (%)            (0.57)       (0.52)       (0.57)       (0.22)       (0.02)
Portfolio turnover (%)                                               48          135           70           66           29

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.
(5)  Less than $0.01 per share.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reduction, returns for the year ended October 31, 2002 and 2004 would have been, for Class A (5.20%) and 5.81%, for Class B (5.86%) and 5.09% and for Class C (5.86%) and 5.16%, respectively.

                                                                 FUND DETAILS 27

Health Sciences Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $34.28       $49.99       $40.06       $34.67       $39.79
Net investment loss(1)                                            (0.33)       (0.37)       (0.41)       (0.38)       (0.47)
Net realized and unrealized gain (loss) on investments            16.04        (5.99)       (4.98)        5.50         3.90
Total from investment operations                                  15.71        (6.36)       (5.39)        5.12         3.43
Less distributions
From net realized gain                                               --        (3.57)          --           --           --
Net asset value, end of period                                   $49.99       $40.06       $34.67       $39.79       $43.22
Total return(2) (%)                                               45.83       (13.56)      (13.45)       14.77         8.62
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $178         $145         $110         $117         $125
Ratio of expenses to average net assets (%)                        1.50         1.50         1.59         1.67         1.57
Ratio of net investment loss to average net assets (%)            (0.75)       (0.87)       (1.06)       (1.04)       (1.08)
Portfolio turnover (%)                                              147           91           85           95           54

CLASS B SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $32.83       $47.55       $37.68       $32.39       $36.91
Net investment loss(1)                                            (0.60)       (0.63)       (0.63)       (0.59)       (0.72)
Net realized and unrealized gain (loss) on investments            15.32        (5.67)       (4.66)        5.11         3.62
Total from investment operations                                  14.72        (6.30)       (5.29)        4.52         2.90
Less distributions
From net realized gain                                               --        (3.57)          --           --           --
Net asset value, end of period                                   $47.55       $37.68       $32.39       $36.91       $39.81
Total return(2) (%)                                               44.84       (14.18)      (14.04)       13.95         7.86
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $294         $231         $162         $154         $134
Ratio of expenses to average net assets (%)                        2.20         2.20         2.29         2.37         2.27
Ratio of net investment loss to average net assets (%)            (1.46)       (1.57)       (1.76)       (1.74)       (1.77)
Portfolio turnover (%)                                              147           91           85           95           54

CLASS C SHARES PERIOD ENDED:                                   10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $32.83       $47.55       $37.68       $32.39       $36.91
Net investment loss(1)                                            (0.64)       (0.63)       (0.63)       (0.59)       (0.72)
Net realized and unrealized gain (loss) on investments            15.36        (5.67)       (4.66)        5.11         3.62
Total from investment operations                                  14.72        (6.30)       (5.29)        4.52         2.90
Less distributions
From net realized gain                                               --        (3.57)          --           --           --
Net asset value, end of period                                   $47.55       $37.68       $32.39       $36.91       $39.81
Total return(2) (%)                                               44.84       (14.18)      (14.04)       13.95         7.86
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $14          $15          $12          $13          $13
Ratio of expenses to average net assets (%)                        2.20         2.20         2.29         2.37         2.27
Ratio of net investment loss to average net assets (%)            (1.50)       (1.58)       (1.76)       (1.73)       (1.78)
Portfolio turnover (%)                                              147           91           85           95           54

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

28 FUND DETAILS

Real Estate Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                                  10-31-00      10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $9.48        $10.21       $10.71       $10.52       $13.49
Net investment income(1)                                          0.52          0.45         0.40         0.51         0.49
Net realized and unrealized gain on investments                   1.54          0.86         0.03         2.87         3.06
Total from investment operations                                  2.06          1.31         0.43         3.38         3.55
Less distributions
From net investment income                                       (0.79)        (0.37)       (0.36)       (0.41)       (0.33)
From net realized gain                                           (0.54)        (0.44)       (0.26)        --          (0.06)
                                                                 (1.33)        (0.81)       (0.62)       (0.41)       (0.39)
Net asset value, end of period                                  $10.21        $10.71       $10.52       $13.49       $16.65
Total return(2,3)(%)                                             20.40         13.26         3.74        32.91        26.78
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $3            $3          $15          $18          $28
Ratio of expenses to average net assets (%)                       1.65          1.65         1.65         1.65         1.65
Ratio of adjusted expenses to average net assets(4) (%)           8.89          4.63         1.92         1.82         1.70
Ratio of net investment income to average net assets (%)          5.11          4.28         3.52         4.46         3.30
Portfolio turnover (%)                                             482           274          327          195           98

CLASS B SHARES PERIOD ENDED:                                  10-31-00(5)   10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.00        $10.21       $10.70       $10.51       $13.48
Net investment income(1)                                          0.30          0.38         0.32         0.43         0.39
Net realized and unrealized gain on investments                   0.13          0.84         0.03         2.87         3.05
Total from investment operations                                  0.43          1.22         0.35         3.30         3.44
Less distributions
From net investment income                                       (0.22)        (0.29)       (0.28)       (0.33)       (0.23)
From net realized gain                                              --         (0.44)       (0.26)          --        (0.06)
                                                                 (0.22)        (0.73)       (0.54)       (0.33)       (0.29)
Net asset value, end of period                                  $10.21        $10.70       $10.51       $13.48       $16.63
Total return(2,3)(%)                                             18.19(6)      12.37         3.03        32.04        25.87
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $1            $4          $18          $21          $24
Ratio of expenses to average net assets (%)                       2.35(7)       2.35         2.35         2.35         2.35
Ratio of adjusted expenses to average net assets(4) (%)           9.59(7)       5.33         2.62         2.52         2.40
Ratio of net investment income to average net assets (%)          4.13(7)       3.65         2.82         3.76         2.62
Portfolio turnover (%)                                             482           274          327          195           98

                                                                 FUND DETAILS 29

Real Estate Fund continued

CLASS C SHARES PERIOD ENDED:                                  10-31-00(5)   10-31-01     10-31-02     10-31-03     10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.00        $10.21       $10.70       $10.51       $13.48
Net investment income(1)                                          0.24          0.39         0.32         0.42         0.38
Net realized and unrealized gain on investments                   0.19          0.83         0.03         2.88         3.06
Total from investment operations                                  0.43          1.22         0.35         3.30         3.44
Less distributions
From net investment income                                       (0.22)        (0.29)       (0.28)       (0.33)       (0.23)
From net realized gain                                              --         (0.44)       (0.26)          --        (0.06)
                                                                 (0.22)        (0.73)       (0.54)       (0.33)       (0.29)
Net asset value, end of period                                  $10.21        $10.70       $10.51       $13.48       $16.63
Total return(2,3) (%)                                            18.19(6)      12.37         3.03        32.04        25.87
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             --(8)         $1           $9          $11          $14
Ratio of expenses to average net assets (%)                       2.35(7)       2.35         2.35         2.35         2.35
Ratio of adjusted expenses to average net assets(4) (%)           9.59(7)       5.33         2.62         2.52         2.40
Ratio of net investment income to average net assets (%)          3.40(7)       3.55         2.82         3.74         2.61
Portfolio turnover (%)                                             482           274          327          195           98

(1)  Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.
(5)  Class B shares and Class C shares began operations on 3-1-00.
(6)  Not annualized.
(7)  Annualized.
(8)  Less than $500,000.


================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A for the period or year ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been 13.16%, 10.28%,
3.47%, 32.74% and 26.73%, respectively. For Class B the returns for the periods or year ended October 31, 2000, 2001, 2002, 2003 and 2004 would have been 10.95%, 9.39%, 2.76%, 31.87% and 25.82%, respectively, and for Class C, 10.95%,
9.39%, 2.76%, 31.87% and 25.82%, respectively.

30 FUND DETAILS

Regional Bank Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $51.21       $41.44       $40.09       $37.81       $42.80
Net investment income(1)                                        0.78         0.60         0.45         0.53         0.61
Net realized and unrealized gain (loss) on investments         (5.49)        2.04         2.55         7.10         5.07
Total from investment operations                               (4.71)        2.64         3.00         7.63         5.68
Less distributions
From net investment income                                     (0.81)       (0.60)       (0.46)       (0.52)       (0.58)
From net realized gain                                         (4.25)       (3.39)       (4.82)       (2.12)       (2.57)
                                                               (5.06)       (3.99)       (5.28)       (2.64)       (3.15)
Net asset value, end of period                                $41.44       $40.09       $37.81       $42.80       $45.33
Total return(2) (%)                                            (8.62)        6.90         7.50        21.67        14.13
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $788         $797         $930       $1,214       $1,587
Ratio of expenses to average net assets (%)                     1.37         1.28         1.35         1.39         1.34
Ratio of net investment income to average net assets (%)        2.01         1.42         1.14         1.43         1.44
Portfolio turnover (%)                                             5           23            7            2            5

CLASS B SHARES PERIOD ENDED:                                10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $50.94       $41.20       $39.84       $37.55       $42.48
Net investment income(1)                                        0.50         0.31         0.19         0.26         0.30
Net realized and unrealized gain (loss) on investments         (5.46)        2.02         2.52         7.06         5.04
Total from investment operations                               (4.96)        2.33         2.71         7.32         5.34
Less distributions
From net investment income                                     (0.53)       (0.30)       (0.18)       (0.27)       (0.29)
From net realized gain                                         (4.25)       (3.39)       (4.82)       (2.12)       (2.57)
                                                               (4.78)       (3.69)       (5.00)       (2.39)       (2.86)
Net asset value, end of period                                $41.20       $39.84       $37.55       $42.48       $44.96
Total return(2) (%)                                            (9.26)        6.15         6.77        20.83        13.32
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $2,172       $1,900       $1,491       $1,298         $885
Ratio of expenses to average net assets (%)                     2.07         1.98         2.03         2.09         2.04
Ratio of net investment income to average net assets (%)        1.31         0.73         0.46         0.72         0.70
Portfolio turnover (%)                                             5           23            7            2            5

CLASS C SHARES PERIOD ENDED:                                10-31-00     10-31-01     10-31-02     10-31-03     10-31-04
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $50.94       $41.20       $39.84       $37.56       $42.48
Net investment income(1)                                        0.32         0.30         0.17         0.27         0.30
Net realized and unrealized gain (loss) on investments         (5.28)        2.03         2.54         7.04         5.04
Total from investment operations                               (4.96)        2.33         2.71         7.31         5.34
Less distributions
From net investment income                                     (0.53)       (0.30)       (0.17)       (0.27)       (0.29)
From net realized gain                                         (4.25)       (3.39)       (4.82)       (2.12)       (2.57)
                                                               (4.78)       (3.69)       (4.99)       (2.39)       (2.86)
Net asset value, end of period                                $41.20       $39.84       $37.56       $42.48       $44.96
Total return(2) (%)                                            (9.26)        6.15         6.78        20.79        13.32
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $34          $39          $38          $56          $52
Ratio of expenses to average net assets (%)                     2.07         1.98         2.05         2.09         2.04
Ratio of net investment income to average net assets (%)        1.30         0.71         0.44         0.72         0.72
Portfolio turnover (%)                                             5           23            7            2            5

(1) Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.


                                                                 FUND DETAILS 31

Technology Fund
Figures audited by Deloitte & Touche LLP.

CLASS A SHARES PERIOD ENDED:                               10-31-00(1)  10-31-01(1)  10-31-02(1)  10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.03       $12.02        $4.20        $2.40           $3.85
Net investment loss(2)                                        (0.10)       (0.07)       (0.06)       (0.06)          (0.06)
Net realized and unrealized gain (loss) on investments         5.12        (7.53)       (1.74)        1.51           (0.56)
Total from investment operations                               5.02        (7.60)       (1.80)        1.45           (0.62)
Less distributions
From net realized gain                                        (3.03)       (0.22)          --           --              --
Net asset value, end of period                               $12.02        $4.20        $2.40        $3.85           $3.23
Total return(3) (%)                                           25.37       (64.35)      (42.86)       60.42(4)       (16.10)(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $971         $343         $175         $284            $224
Ratio of expenses to average net assets (%)                    1.28         1.52         1.98         2.38            1.90
Ratio of adjusted expenses to average net assets(5) (%)          --           --           --         2.39            1.92
Ratio of net investment loss to average net assets (%)        (0.69)       (0.97)       (1.63)       (2.09)          (1.68)
Portfolio turnover (%)                                           41           47           28           42              34

CLASS B SHARES PERIOD ENDED:                               10-31-00(1)  10-31-01(1)  10-31-02(1)  10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.55       $11.34        $3.93        $2.23           $3.55
Net investment loss(2)                                        (0.19)       (0.11)       (0.08)       (0.08)          (0.08)
Net realized and unrealized gain (loss) on investments         5.01        (7.08)       (1.62)        1.40           (0.51)
Total from investment operations                               4.82        (7.19)       (1.70)        1.32           (0.59)
Less distributions
From net realized gain                                        (3.03)       (0.22)          --           --              --
Net asset value, end of period                               $11.34        $3.93        $2.23        $3.55           $2.96
Total return(3) (%)                                           24.49       (64.60)      (43.26)       59.19(4)       (16.62)(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $1,291         $372         $162         $226            $143
Ratio of expenses to average net assets (%)                    1.98         2.19         2.66         3.09            2.59
Ratio of adjusted expenses to average net assets(5) (%)          --           --           --         3.10            2.61
Ratio of net investment loss to average net assets (%)        (1.39)       (1.63)       (2.30)       (2.79)          (2.34)
Portfolio turnover (%)                                           41           47           28           42              34

CLASS C SHARES PERIOD ENDED:                               10-31-00(1)  10-31-01(1)  10-31-02(1)  10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.55       $11.34        $3.93        $2.23           $3.55
Net investment loss(2)                                        (0.19)       (0.11)       (0.08)       (0.08)          (0.08)
Net realized and unrealized gain (loss) on investments         5.01        (7.08)       (1.62)        1.40           (0.51)
Total from investment operations                               4.82        (7.19)       (1.70)        1.32           (0.59)
Less distributions
From net realized gain                                        (3.03)       (0.22)          --           --              --
Net asset value, end of period                               $11.34        $3.93        $2.23        $3.55           $2.96
Total return(3) (%)                                           24.49       (64.60)      (43.26)       59.19(4)       (16.62)(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $101          $36          $17          $27             $18
Ratio of expenses to average net assets (%)                    1.99         2.22         2.68         3.08            2.59
Ratio of adjusted expenses to average net assets(5) (%)          --           --           --         3.09            2.61
Ratio of net investment loss to average net assets (%)        (1.40)       (1.67)       (2.32)       (2.79)          (2.35)
Portfolio turnover (%)                                           41           47           28           42              34

(1) Audited by previous auditor, Ernst & Young LLP.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.


32 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock sector funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC    SECPN 7/05

[LOGO] John Hancock(R)
      ------------------
      JOHN HANCOCK FUNDS


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805


www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhfunds/edelivery
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

JOHN HANCOCK
Equity Funds
--------------------------------------------------------------------------------
Prospectus -- Institutional Class I                                     5.1.2005
--------------------------------------------------------------------------------

                                                                      as revised
                                                                        7.1.2005


Balanced Fund
Classic Value Fund
Core Equity Fund
International Fund
Large Cap Select Fund
Mid Cap Growth Fund
Small Cap Equity Fund
Small Cap Growth Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund




[LOGO] JOHN HANCOCK(R)
------------------
JOHN HANCOCK FUNDS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
================================================================================

JOHN HANCOCK EQUITY FUNDS -- INSTITUTIONAL CLASS I
------------------------------------------------------------------------
Balanced Fund                                                          4
Classic Value Fund                                                     6
Core Equity Fund                                                       8
International Fund                                                    10
Large Cap Select Fund                                                 12
Mid Cap Growth Fund                                                   14
Small Cap Equity Fund                                                 16
Small Cap Growth Fund                                                 18
Sovereign Investors Fund                                              20
U.S. Global Leaders Growth Fund                                       22

YOUR ACCOUNT
------------------------------------------------------------------------
Who can buy shares                                                    24
Opening an account                                                    24
Buying shares                                                         25
Selling shares                                                        26
Transaction policies                                                  28
Dividends and account policies                                        30
Additional investor services                                          30

FUND DETAILS
------------------------------------------------------------------------
Business structure                                                    31
Management biographies                                                32
Financial highlights                                                  33

FOR MORE INFORMATION                                          BACK COVER
------------------------------------------------------------------------

Overview
================================================================================

John Hancock Equity Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of March 31, 2005, managed approximately $30 billion in assets.




================================================================================

Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC] Goal and strategy
The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance
The fund's total return, measured year-by-year and over time.

[GRAPHIC] Main risks
The major risk factors associated with the fund.

[GRAPHIC] Your expenses
The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Balanced Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

With regard to the fund's equity securities, the managers look for companies that appear to be undervalued compared to their historical valuations relative to the market. The managers use fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The management team then looks for a positive catalyst in a company's near-term outlook that they believe will accelerate earnings or improve the value of the company's assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The managers also consider an issuer's dividend-paying prospects and overall financial strength.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: 0.51%
Best quarter: Q2 '03, 9.92%
Worst quarter: Q2 '02, -12.74%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            18.87%
2004             7.31%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                 1 year        Life of
                                                                               Class I
Class I before tax (began 3-1-02)                                 7.31%         1.91%
Class I after tax on distributions                                6.38%         0.93%
Class I after tax on distributions, with sale                     4.73%         1.02%
-------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                      10.88%         4.23%
Lehman Brothers Government/Credit Bond Index                      4.19%         6.58%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


================================================================================

[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.60%
Other expenses                                                             0.23%
Total fund operating expenses                                              0.83%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                      Year 1        Year 3        Year 5         Year 10
--------------------------------------------------------------------------------
Class I                          $85          $265          $460          $1,025

================================================================================
PORTFOLIO MANAGERS
Timothy E. Keefe, CFA
Joined fund team in 2004
Day-to-day purchase and sale decisions

Roger C. Hamilton
Joined fund team in 2003
Analysis of specific issuers

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           SVBIX
             CUSIP            47803P807
             Newspaper        --
             SEC number       811-0560
             JH fund number   432

Classic Value Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of May 31, 2005, this included companies with market values above approximately $4.8 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o    cheap on the basis of current price to estimated normal level of earnings

o    current earnings below normal levels

o    a sound plan to restore earnings to normal

o    a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to over-valued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -1.82%
Best quarter: Q2 '03, 20.72%
Worst quarter: Q1 '03, -5.57%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index,
an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            36.81%
2004            14.77%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                           1 year        Life of
                                                                         Class I
Class I before tax (began 11-11-02)                        14.77%         27.41%
Class I after tax on distributions                         14.40%         26.92%
Class I after tax on distributions, with sale               9.66%         23.46%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                10.88%         18.48%
Russell 1000 Value Index                                   16.49%         23.17%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


================================================================================
[GRAPHIC] YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.85%
Other expenses                                                             0.16%
Total fund operating expenses                                              1.01%
Contractual expense reimbursement (at least until 4-30-06)                 0.12%
Net annual operating expenses                                              0.89%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                   Year 1        Year 3          Year 5          Year 10
--------------------------------------------------------------------------------
Class I                       $91          $310            $546           $1,225

================================================================================
SUBADVISER

Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

A. Rama Krishna, CFA
Joined fund team in 2003

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           JCVIX
             CUSIP            409902756
             Newspaper        --
             SEC number       811-1677
             JH fund number   438

Core Equity Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks, ADRs and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 1,000 companies that capture the characteristics of the broad market. In managing the portfolio, the portfolio managers seek to invest in stocks that are believed to have improving fundamentals and attractive valuations. The subadviser's investment research team performs fundamental research, develops financial projections and monitors consensus-based fundamental financial data. This information is utilized in a sector-based, multi-factor series of valuation models. These proprietary models use this financial data to rank the stocks according to their combination of:

o    value, meaning they appear to be underpriced

o    improving fundamentals, meaning they show potential for strong growth

The portfolio managers construct and manage the portfolio using the ranked list. This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 75 to 160 stocks. The fund generally sells stocks that fall into the bottom 20% of the ranked list.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -0.04%
Best quarter: Q2 '03, 11.69%
Worst quarter: Q3 '02, -16.81%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            24.38%
2004             9.39%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                               Life of
                                                                1 year         Class I
Class I before tax (began 3-1-02)                                9.39%          2.53%
Class I after tax on distributions                               9.39%          2.53%
Class I after tax on distributions, with sale                    6.10%          2.16%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                     10.88%          4.23%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's research analyses turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
Other expenses                                                             0.17%
Total fund operating expenses                                              0.92%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                      Year 1        Year 3        Year 5         Year 10
--------------------------------------------------------------------------------
Class I                          $94          $293          $509          $1,131


================================================================================
SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PORTFOLIO MANAGERS

John C. Forelli, CFA
Joined fund team in 2004

Jay C. Leu, CFA
Joined fund team in 2004

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           JHCIX
             CUSIP            409902848
             Newspaper        --
             SEC number       811-1677
             JH fund number   423

International Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies of any size. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o    above-average per share earnings growth

o    high return on invested capital

o    a healthy balance sheet

o    sound financial and accounting policies and overall financial strength

o    strong competitive advantages

o    effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -0.26%
Best quarter: Q2 '03, 17.76%
Worst quarter: Q3 '02, -20.06%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

MSCI All Country World Free Ex-U.S. Index, an unmanaged index of freely traded stocks of foreign companies.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            32.94%
2004            14.21%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                         Life of
                                                           1 year        Class I
Class I before tax (began 3-1-02)                          14.21%         8.05%
Class I after tax on distributions                         13.93%         7.96%
Class I after tax on distributions, with sale               9.58%         6.90%
--------------------------------------------------------------------------------
MSCI All Country World Free Ex-U.S. Index                  18.26%        12.43%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o    Certain derivatives could produce disproportionate losses.


================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.90%
Other expenses                                                             0.27%
Total fund operating expenses                                              1.17%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                 Year 1          Year 3          Year 5          Year 10
--------------------------------------------------------------------------------
Class I                    $119            $372            $644           $1,420


================================================================================
SUBADVISER
Nicholas-Applegate Capital Management

Responsible for day-to-day investment management

Founded in 1984

Supervised by the adviser

PORTFOLIO MANAGERS

Horacio A. Valeiras
Joined fund team in 2003
Primarily responsible for fund management

Linda Ba
Joined fund team in 2003
Provides research and portfolio management support

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           JINIX
             CUSIP            409906732
             Newspaper        --
             SEC number       811-4630
             JH fund number   440

Large Cap Select Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -3.20%
Best quarter: Q4 '03, 10.27%
Worst quarter: Q3 '04, -4.34%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2004            5.54%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                         Life of
                                                           1 year        Class I
Class I before tax (began 8-25-03)                          5.54%        11.68%
Class I after tax on distributions                          5.07%        11.26%
Class I after tax on distributions, with sale               3.83%         9.82%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                10.88%        17.87%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.


================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
Other expenses                                                             0.30%
Total fund operating expenses                                              1.05%
Contractual expense reimbursement (at least until 4-30-06)                 0.10%
Net fund operating expenses                                                0.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                      Year 1        Year 3        Year 5         Year 10
--------------------------------------------------------------------------------
Class I                          $97          $324          $570          $1,274


================================================================================
SUBADVISER
Shay Assets Management, Inc.

Founded in 1981

Supervised by the adviser

PORTFOLIO MANAGERS

John J. McCabe
Managed fund since 1991

Mark F. Trautman
Managed fund since 1993

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           --
             CUSIP            409902715
             Newspaper        --
             SEC number       811-1677
             JH fund number   449

Mid Cap Growth Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $552 million to $40.7 billion as of May 31, 2005).

In managing the portfolio, the manager conducts fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager typically identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -4.28%
Best quarter: Q2 '03, 20.13%
Worst quarter: Q3 '02, -15.50%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index,
an unmanaged index that includes 500 widely traded stocks.

Russell Midcap Growth Index,
an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            35.79%
2004             5.77%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                               Life of
                                                                1 year         Class I
Class I before tax (began 3-1-02)                                5.77%          4.92%
Class I after tax on distributions                               5.77%          4.92%
Class I after tax on distributions, with sale                    3.75%          4.21%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                     10.88%          4.23%
Russell Midcap Growth Index                                     15.48%          8.88%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.80%
Other expenses                                                             0.22%
Total fund operating expenses                                              1.02%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class I                                $104        $325        $563       $1,248

================================================================================
PORTFOLIO MANAGER
Thomas P. Norton, CFA
Joined fund team in 2002

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           SPOIX
             CUSIP            409906740
             Newspaper        --
             SEC number       811-4630
             JH fund number   433

Small Cap Equity Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $20 million to $4.7 billion as of May 31, 2005). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -6.33%
Best quarter: Q4 '01, 37.01%
Worst quarter: Q3 '02, -23.88%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index,
an unmanaged index of 2,000 U.S. small-capitalization stocks.

Standard & Poor's Small Cap 600 Index,
an unmanaged index of 600 U.S. small-sized companies.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2002            -43.96%
2003             50.22%
2004             13.50%


--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                         Life of
                                                           1 year        Class I
Class I before tax (began 8-15-01)                         13.50%         -0.71%
Class I after tax on distributions                         13.50%         -0.77%
Class I after tax on distributions, with sale               8.77%         -0.62%
--------------------------------------------------------------------------------
Russell 2000 Index                                         18.33%         10.96%
Standard & Poor's Small Cap 600 Index                      22.66%         12.48%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.70%
Other expenses                                                             0.16%
Total fund operating expenses                                              0.86%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

Expenses                 Year 1          Year 3          Year 5          Year 10
Class I                     $88            $274            $477           $1,061

================================================================================
PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           SPVIX
             CUSIP            409905841
             Newspaper        --
             SEC number       811-3999
             JH fund number   427

Small Cap Growth Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $32 million to $4.7 billion as of May 31, 2005).

The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in companies across many industries, and does not invest more than 5% of assets in any one company.

In managing the portfolio, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================
PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -6.30%
Best quarter: Q4 '01, 27.44%
Worst quarter: Q3 '01, -26.42%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization common stocks.

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2000            -21.15%
2001            -13.64%
2002            -31.29%
2003             31.48%
2004             14.81%


--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                         Life of
                                                      1 year    5 year   Class I
Class I before tax (began 12-7-99)                    14.81%     -6.72    -4.48%
Class I after tax on distributions                    14.81%     -6.87    -4.63%
Class I after tax on distributions, with sale          9.63%     -5.59    -3.76%
--------------------------------------------------------------------------------
Russell 2000 Index                                    18.33%      6.61     8.25%
Russell 2000 Growth Index                             14.31%     -3.57    -1.31%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


================================================================================
YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.75%
Other expenses                                                             0.15%
Total fund operating expenses                                              0.90%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                       Year 1        Year 3        Year 5        Year 10
--------------------------------------------------------------------------------
Class I                           $92          $287          $498         $1,108


================================================================================
PORTFOLIO MANAGERS

Anurag Pandit, CFA
Joined fund team in 1996

Thomas P. Norton, CFA
Joined fund team in 2003

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           JSGIX
             CUSIP            478032782
             Newspaper        SmCpGrI
             SEC number       811-3392
             JH fund number   460

Sovereign Investors Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2005, that range was $548 million to $387 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -1.38%
Best quarter: Q4 '04, 6.70%
Worst quarter: Q3 '04, -2.25%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2004            5.73%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                              Life of
                                                                1 year        Class I
Class I before tax (began 12-1-03)                               5.73%         8.96%
Class I after tax on distributions                               5.22%         8.41%
Class I after tax on distributions, with sale                    3.71%         7.29%
-------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                     10.88%        14.14%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.


================================================================================
YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.58%
Other expenses                                                             0.14%
Total fund operating expenses                                              0.72%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                       Year 1        Year 3        Year 5        Year 10
--------------------------------------------------------------------------------
Class I                           $74          $230          $401           $894

================================================================================
PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           --
             CUSIP            47803P880
             Newspaper        --
             SEC number       811-0560
             JH fund number   429

U.S. Global Leaders Growth Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $548 million to $387 billion as of May 31, 2005).

The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.


================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 return as of 3-31-05: -4.96%
Best quarter: Q2 '03, 10.20%
Worst quarter: Q3 '02, -14.14%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------

[The following data was represented as a bar chart in the printed document.]

2003            19.77%
2004             8.94%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------

                                                                         Life of
                                                            1 year       Class I
Class I before tax (began 5-20-02)                           8.94%        3.42%
Class I after tax on distributions                           8.69%        3.33%
Class I after tax on distributions, with sale                5.81%        2.87%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                 10.88%        5.92%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly.

In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.


================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)
--------------------------------------------------------------------------------

Management fee                                                             0.75%
Other expenses                                                             0.15%
Total fund operating expenses                                              0.90%
Contractual expense reimbursement (at least until 4-30-06)                 0.06%
Net annual operating expenses                                              0.84%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1          Year 3        Year 5           Year 10
--------------------------------------------------------------------------------
Class I                      $86            $281          $493            $1,102

(1) Expense information in this table has been restated to reflect current fees.

================================================================================
SUBADVISER
Sustainable Growth Advisers, LP

Responsible for day-to-day investment management

Founded in 2003

Supervised by the adviser

PORTFOLIO MANAGERS
Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions

See page 32 for the management biographies.

FUND CODES
Class I      Ticker           USLIX
             CUSIP            409902798
             Newspaper        --
             SEC number       811-1677
             JH fund number   426

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

     o    Retirement and other benefit plans and their participants

     o    Rollover assets for participants whose plans are invested in the fund

     o    Endowment funds and foundations

     o Any state, county or city, or its instrumentality, department, authority or agency

     o Accounts registered to insurance companies, trust companies and bank trust departments

     o    Investment companies not affiliated with the adviser

     o Investors who participate in fee-based, wrap and other investment platform programs

     o    Any entity that is considered a corporation for tax purposes

     o Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account.

5    Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds, LLC may pay significant compensation out of its own resources to your financial representative. These payments are described in the Statement of Additional Information.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


24  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

                 Opening an account                                       Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Make out a check for the investment amount, payable    o Make out a check for the investment amount payable to
                   to "John Hancock Signature Services, Inc."               "John Hancock Signature Services, Inc."

                 o Deliver the check and your completed application to    o If your account statement has a detachable investment
                   your financial representative, or mail them to           slip, please complete in its entirety. If no slip is
                   Signature Services (address below).                      available, include a note specifying the fund name(s),
                                                                            your share class, your account number and the name(s)
                                                                            in which the account is registered.

                                                                          o Deliver the check and investment slip or note to your
                                                                            financial representative, or mail them to Signature
                                                                            Services (address below).
------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Call your financial representative or Signature        o Call your financial representative or Signature
                   Services to request an exchange.                         Services to request an exchange.

                 o You may only exchange for shares of other              o You may only exchange for shares of other institutional
                   institutional funds, Class I shares or Money Market      funds, Class I shares or Money Market Fund Class A
                   Fund Class A shares.                                     shares.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Deliver your completed application to your             o Instruct your bank to wire the amount of your
                   financial representative or mail it to Signature         investment to:
                   Services.                                                  First Signature Bank & Trust
                                                                              Account # 900022260
                 o Obtain your account number by calling your                 Routing # 211475000
                   financial representative or Signature Services.
                                                                          Specify the fund name(s), your share class, your account
                 o Instruct your bank to wire the amount of your          number and the name(s) in which the account is registered.
                   investment to:                                         Your bank may charge a fee to wire funds.
                     First Signature Bank & Trust
                     Account # 900022260
                     Routing # 211475000

                 Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        See "By exchange" and "By wire."                         o Verify that your bank or credit union is a member of
                                                                            the Automated Clearing House (ACH) system.

                                                                          o Complete the "To Purchase, Exchange or Redeem Shares
                                                                            via Telephone" and "Bank Information" sections on your
                                                                            account application.

                                                                          o Call Signature Services between 8:30 A.M. and 5:00 P.M.
                                                                            Eastern Time on most business days to verify that
                                                                            these features are in place on your account.

                                                                          o Call your financial representative or Signature
                                                                            Services with the fund name(s), your share class, your
                                                                            account number, the name(s) in which the account is
                                                                            registered and the amount of your investment.

---------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                               YOUR ACCOUNT   25

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                          To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Sales of any amount.                                   o Write a letter of instruction indicating the fund
                                                                            name, your account number, your share class, the name(s)
                                                                            in which the account is registered and the dollar value
                                                                            or number of shares you wish to sell.

                                                                          o Include all signatures and any additional documents
                                                                            that may be required (see next page).

                                                                          o Mail the materials to Signature Services.

                                                                          o A check or wire will be sent according to your letter
                                                                            of instruction.

                                                                          o Certain requests will require a Medallion signature
                                                                            guarantee. Please refer to "Selling shares in writing"
                                                                            on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        Amounts up to $100,000:
                 o Most accounts.                                         o Redemption proceeds of up to $100,000 may be sent by
                                                                            wire or by check. A check will be mailed to the exact
                                                                            name(s) and address on the account.

                                                                          o To place your request with a representative at John
                                                                            Hancock Funds, call Signature Services between 8:30 A.M.
                                                                            and 5:00 P.M. Eastern Time on most business days or
                                                                            your financial representative.

                 Amounts up to $5 million:
                 o Available to the following types of accounts:          o Redemption proceeds exceeding $100,000 must be wired to
                   custodial accounts held by banks, trust companies or     your designated bank account.
                   broker-dealers; endowments and foundations; corporate
                   accounts; group retirement plans; and pension
                   accounts (excluding IRAs, 403(b) plans and all         o Redemption proceeds exceeding $100,000 and sent by
                   John Hancock custodial retirement accounts).             check will require a letter of instruction with a
                                                                            Medallion signature guarantee. Please refer to "Selling
                                                                            shares in writing" on the next page.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Requests by letter to sell any amount.                 o To verify that the telephone redemption privilege is
                                                                            in place on an account, or to request the forms to add
                                                                            it to an existing account, call Signature Services.
                 o Qualified requests by phone to sell up to $5
                   million (accounts with telephone redemption            o Amounts of $5 million or more will be wired on the
                   privileges).                                             next business day.

                                                                          o Amounts up to $100,000 may be sent by EFT or by
                                                                            check. Funds from EFT transactions are generally
                                                                            available by the second business day. Your bank may
                                                                            charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]        o Sales of any amount.                                   o Obtain a current prospectus for the fund into which
                                                                            you are exchanging by calling your financial
                                                                            representative or Signature Services.

                                                                          o You may only exchange for shares of other institutional
                                                                            funds, Class I shares or Money Market Fund Class A
                                                                            shares.

                                                                          o Call your financial representative or Signature
                                                                            Services to request an exchange.


26  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s)

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                    Requirements for written requests                [GRAPHIC]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial              o Letter of instruction.
accounts for minors).
                                                                          o On the letter, the signatures of all persons authorized
                                                                            to sign for the account, exactly as the account is
                                                                            registered.

                                                                          o Medallion signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general partner or              o Letter of instruction.
association accounts.
                                                                          o Corporate business/organization resolution, certified
                                                                            within the past 12 months, or a John Hancock Funds
                                                                            business/organization certification form.

                                                                          o On the letter and the resolution, the signature of the
                                                                            person(s) authorized to sign for the account.

                                                                          o Medallion signature guarantee if applicable (see above).

Owners or trustees of retirement plan, pension trust and                  o Letter of instruction.
trust accounts.
                                                                          o On the letter, the signature(s) of the trustee(s).

                                                                          o Copy of the trust document certified within the past 12
                                                                            months or a John Hancock Funds trust certification form.

                                                                          o Medallion signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a             o Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                          o Copy of death certificate.

                                                                          o Medallion signature guarantee if applicable (see above).

Executors of shareholder estates.                                         o Letter of instruction signed by executor.

                                                                          o Copy of order appointing executor, certified within
                                                                            the past 12 months.

                                                                          o Medallion signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers or              o Call 1-888-972-8696 for instructions.
account types not listed above.

-------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
-------------------------------------------------------------


                                                                YOUR ACCOUNT  27

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I or institutional fund shares.

A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose


28  YOUR ACCOUNT
these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities.


                                                                YOUR ACCOUNT  29

These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced Fund and Sovereign Investors Fund typically pay income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("the SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.


30  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the Balanced, Classic Value, International, Large Cap Select, Mid Cap Growth, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Core Equity, Large Cap Select, Mid Cap Growth, Small Cap Equity, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% policy.

The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.

Subadvisers Independence Investment LLC ("Independence"), 53 State Street, Boston, MA 02109, subadvises Core Equity Fund. Independence was founded in 1982 and provides investment advisory services to individual and institutional investors. Independence is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation), and as of March 31, 2005, had total assets under management of approximately $9.7 billion.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), 600 West Broadway, San Diego, CA 92101, subadvises International Fund. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. Nicholas-Applegate was founded in 1984 and provides investment advisory services to individual and institutional investors. As of March 31, 2005, Nicholas-Applegate had total assets under management of approximately $14.2 billion.

Pzena Investment Management, LLC ("PIM"), 120 West 45th Street, New York, NY, 10036, subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer. PIM provides investment advisory services to individual and institutional investors, and as of March 31, 2005, had total assets under management of approximately $11.8 billion.

Shay Assets Management, Inc. ("SAM"), 230 West Monroe Street, Chicago, IL 60606, subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $4.4 billion in assets as of March 31, 2005, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

Sustainable Growth Advisers, LP ("SGA"), 3 Stamford Plaza, 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn each own 33 1/3% of SGA. Total assets under management by SGA principals as of March 31, 2005 were approximately $1.5 billion.

Management fees The management fee paid to the investment adviser by the funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------
Balanced                                                                  0.60%
Classic Value                                                             0.75%*
Core Equity                                                               0.75%
International                                                             0.90%
Large Cap Select                                                          0.65%*
Mid Cap Growth                                                            0.80%
Small Cap Equity                                                          0.70%
Small Cap Growth                                                          0.75%
Sovereign Investors                                                       0.58%
U.S. Global Leaders Growth                                                0.75%

*After expense reimbursement.


                                                                FUND DETAILS  31

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES
Below is an alphabetical list of the portfolio managers for the John Hancock equity funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

Linda Ba
--------------------------------------------------------------------------------
Joined Nicholas Applegate Capital Management in 2003
Associate portfolio manager, Artisan Partners (2001-2003)
Vice President, Putnam Investments (1997-2000)

Barry H. Evans, CFA
--------------------------------------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

John C. Forelli, CFA
--------------------------------------------------------------------------------
Senior vice president of Independence Investment LLC
Joined subadviser in 1990
Began business career in 1984

George P. Fraise
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003)
Portfolio manager of Scudder Kemper Investments (1997-2000)
Began business career in 1987

John P. Goetz
--------------------------------------------------------------------------------
Managing principal and co-chief investment officer of Pzena Investment
  Management, LLC
Joined subadviser in 1996
Began business career in 1979

Roger C. Hamilton
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 1994 as analyst
Portfolio manager since 2003
Began business career in 1980

Timothy E. Keefe, CFA
--------------------------------------------------------------------------------
Senior vice president and Chief Equity Officer
Rejoined John Hancock Advisers in 2004
Partner and portfolio manager, Thomas Weisel Partners (2000-2004)
Senior vice president, John Hancock Advisers, LLC (1996-2000)
Began business career in 1987

A. Rama Krishna, CFA
--------------------------------------------------------------------------------
Managing principal and portfolio manager of Pzena Investment Management, LLC Joined subadviser in 2003
Chief investment officer and other positions, Citigroup Asset Management
  (1998-2003)
Began business career in 1987

Jay C. Leu, CFA
--------------------------------------------------------------------------------
Senior vice president of Independence Investment LLC
Joined subadviser in 1997 Began business career in 1987

Gordon M. Marchand, CFA, CIC
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Chief financial and operating officer of Yeager, Wood & Marshall, Inc.
  (1984-2003)
Began business career in 1978

John J. McCabe
--------------------------------------------------------------------------------
Senior vice president of Shay Assets Management, Inc.
Joined subadviser in 1995
Began business career in 1965

Henry E. Mehlman, CFA
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Vice president and director of research, Congress Asset Management Co.
 (1999-2001)
Began business career in 1972

Alan E. Norton, CFA
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Portfolio manager and director of research, Congress Asset Management Co.
 (1995-2001)
Began business career in 1987

Thomas P. Norton, CFA
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Investment manager, Baring Asset Management (1997-2002)
Began business career in 1986

Anurag Pandit, CFA
--------------------------------------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal and chief executive officer and co-chief investment officer of Pzena Investment Management, LLC
Began business career in 1980

Robert L. Rohn
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Chairman and chief executive officer, W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

John F. Snyder, III
--------------------------------------------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971

Mark F. Trautman
--------------------------------------------------------------------------------
Vice president of Shay Assets Management, Inc.
Joined subadviser in 1995
Began business career in 1986

Horacio A. Valeiras
--------------------------------------------------------------------------------
Managing director and chief investment officer of Nicholas Applegate Capital
  Management
Joined subadviser in 2002
Managing director, Morgan Stanley Investment Management (1996-2002)


32  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund
Figures for the year ended 12-31-03 and 12-31-04 were audited by Deloitte & Touche LLP.

CLASS I SHARES   PERIOD ENDED:                                                           12-31-02(1,2)      12-31-03        12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $11.93              $9.61          $11.15
Net investment income(3)                                                                   0.21               0.23            0.25
Net realized and unrealized gain (loss) on investments                                    (2.26)              1.56            0.55
Total from investment operations                                                          (2.05)              1.79            0.80
Less distributions
From net investment income                                                                (0.27)             (0.25)          (0.28)
Net asset value, end of period                                                            $9.61             $11.15          $11.67
Total return(4) (%)                                                                      (17.29)(5)          18.87            7.31
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                      $7                 $7              $6
Ratio of expenses to average net assets (%)                                                1.15(6)            0.89            0.83
Ratio of net investment income to average net assets (%)                                   2.59(6)            2.22            2.25
Portfolio turnover (%)                                                                       86                 60              56

(1) Audited by previous auditor.
(2) Class I shares began operations on 3-1-02.
(3) Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) Annualized.


                                                                FUND DETAILS  33

Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                                           12-31-02(1)        12-31-03        12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $14.11             $15.08          $20.30
Net investment income(2)                                                                   0.03               0.27            0.27
Net realized and unrealized gain on investments                                            0.94               5.26            2.73
Total from investment operations                                                           0.97               5.53            3.00
Less distributions
From net investment income                                                                   --              (0.19)          (0.18)
From net realized gain                                                                       --              (0.12)          (0.07)
                                                                                             --              (0.31)          (0.25)
Net asset value, end of period                                                           $15.08             $20.30          $23.05
Total return(3,4) (%)                                                                      6.87(5)           36.81           14.77

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                      $6                $23            $206
Ratio of expenses to average net assets (%)                                                0.77(6)            0.76            0.86
Ratio of expenses to adjusted average net assets(7)(%)                                     5.49(6)            1.12            1.01
Ratio of net investment income to average net assets (%)                                   1.62(6)            1.54            1.25
Portfolio turnover (%)                                                                       47                 25              16


(1) Class I shares began operations on 11-11-02.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, the returns for Class I for the period or year ended December 31, 2002, 2003 and 2004 would have been 6.21%, 36.45% and 14.62%, respectively.


34  FUND DETAILS

Core Equity Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                                        12-31-02(1)        12-31-03        12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $26.15             $20.63          $25.66
Net investment income(2)                                                                  0.06               0.12            0.26
Net realized and unrealized gain (loss) on investments                                   (5.58)              4.91            2.15
Total from investment operations                                                         (5.52)              5.03            2.41
Net asset value, end of period                                                          $20.63             $25.66          $28.07
Total return(3) (%)                                                                     (21.11)(4)          24.38            9.39
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                     $2                 $2              --(5)
Ratio of expenses to average net assets (%)                                               1.26(6)            1.06            0.92
Ratio of net investment income to average net assets (%)                                  0.33(6)            0.53            1.00
Portfolio turnover (%)                                                                      64(7)              70              68

(1) Class I shares began operations on 3-1-02.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Less than $500,000.
(6) Annualized.
(7) Excludes merger activity.


                                                                FUND DETAILS  35

International Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                                           10-31-02(1)        10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $6.18              $5.12           $6.30
Net investment gain (loss)(2)                                                               (0.01)              0.03            0.04
Net realized and unrealized gain (loss) on investments                                      (1.05)              1.15            0.60
Total from investment operations                                                            (1.06)              1.18            0.64
Net asset value, end of period                                                              $5.12              $6.30           $6.94
Total return(3,4) (%)                                                                      (17.15)(5)          23.05           10.16
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                        $1                 $1              $1
Ratio of expenses to average net assets (%)                                                  2.04(6)            1.60            1.17
Ratio of adjusted expenses to average net assets(7) (%)                                      4.09(6)            2.15              --
Ratio of net investment income (loss) to average net assets (%)                             (0.34)(6)           0.58            0.60
Portfolio turnover (%)                                                                        228(8)             216(8)          201

(1) Class I shares began operations on 3-1-02.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Excludes merger activity.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class I for the periods ended October 31, 2002 and 2003 would have been (18.53%) and 22.50%, respectively.


36  FUND DETAILS

Large Cap Select Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                                                              12-31-03(1)     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                         $16.29          $17.83
Net investment income(2)                                                                                       0.04            0.15
Net realized and unrealized gain on investments                                                                1.59            0.84
Total from investment operations                                                                               1.63            0.99
Less distributions
From net investment income                                                                                       --           (0.15)
From net realized gain                                                                                        (0.09)          (0.21)
                                                                                                              (0.09)          (0.36)
Net asset value, end of period                                                                               $17.83          $18.46
Total return(3,4) (%)                                                                                         10.00(5)        5.54
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                          $3              $3
Ratio of expenses to average net assets (%)                                                                    0.95(6)         0.95
Ratio of adjusted expenses to average net assets(7) (%)                                                        1.84(6)         1.05
Ratio of net investment income to average net assets (%)                                                       0.61(6)         0.83
Portfolio turnover (%)                                                                                           22              13

(1) Class I shares began operations on 8-25-03.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.


                                                                FUND DETAILS  37

Mid Cap Growth Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                                           10-31-02(1)        10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                       $8.16              $6.51           $8.54
Net investment loss(2)                                                                     (0.06)             (0.06)          (0.06)
Net realized and unrealized gain (loss) on investments                                     (1.59)              2.09            0.02
Total from investment operations                                                           (1.65)              2.03           (0.04)
Net asset value, end of period                                                             $6.51              $8.54           $8.50
Total return(3) (%)                                                                       (20.22)(4)          31.18           (0.47)

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                       $3                 $3              $3
Ratio of expenses to average net assets (%)                                                 1.46(5)            1.22            1.02
Ratio of net investment loss to average net assets (%)                                     (1.00)(5)          (0.85)          (0.71)
Portfolio turnover (%)                                                                       267(6)             183              75

(1) Class I shares began operations on 3-1-02.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Excludes merger activity.


38  FUND DETAILS

Small Cap Equity Fund
Figures for the year ended 10-31-03 and 10-31-04 were audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                          10-31-01(1,2)    10-31-02(1)        10-31-03        10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $20.44           $16.61             $11.53          $15.86
Net investment loss(3)                                                       --(4)         (0.09)             (0.02)          (0.03)
Net realized and unrealized gain (loss) on investments                    (3.83)           (4.82)              4.35            1.94
Total from investment operations                                          (3.83)           (4.91)              4.33            1.91
Less distributions
From net realized gain                                                       --            (0.17)                --              --
Net asset value, end of period                                           $16.61           $11.53             $15.86          $17.77
Total return(5) (%)                                                      (18.74)(6)       (29.91)             37.55           12.04
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      --(7)           $14                $17             $21
Ratio of expenses to average net assets (%)                                0.87(8)          1.28               1.03            0.86
Ratio of net investment loss to average net assets (%)                    (0.06)(8)        (0.69)             (0.12)          (0.19)
Portfolio turnover (%)                                                       66               44                 52              54

(1) Audited by previous auditor.
(2) Class I shares began operations on 8-15-01.
(3) Based on the average of the shares outstanding.
(4) Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Not annualized.
(7) Less than $500,000.
(8) Annualized.


                                                                FUND DETAILS  39

Small Cap Growth Fund
Figures for the year ended 10-31-03 and 10-31-04 were audited by Deloitte & Touche LLP.

CLASS I SHARES   PERIOD ENDED:                                 10-31-00(1)     10-31-01(1)    10-31-02(1)     10-31-03      10-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $13.55          $13.75          $8.62           $6.88         $8.80
Net investment loss(2)                                           (0.07)          (0.03)         (0.05)          (0.05)        (0.05)
Net realized and unrealized gain (loss) on investments            0.27           (4.54)         (1.69)           1.97          0.73
Total from investment operations                                  0.20           (4.57)         (1.74)           1.92          0.68
Less distributions
From net realized gain                                              --           (0.56)            --              --            --
Net asset value, end of period                                  $13.75           $8.62          $6.88           $8.80         $9.48
Total return3 (%)                                                 1.48          (34.68)        (20.19)          27.91          7.73
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $17             $63            $54             $87           $98
Ratio of expenses to average net assets (%)                       0.86            0.87           0.95            0.95          0.90
Ratio of net investment loss to average net assets (%)           (0.47)          (0.31)         (0.55)          (0.62)        (0.59)
Portfolio turnover (%)                                             104(4)           82             64             109(7)         58

(1) Audited by previous auditor.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Excludes merger activity.


40  FUND DETAILS

Sovereign Investors Fund
Figures audited by Deloitte & Touche LLP.

CLASS I SHARES   PERIOD ENDED:                                                                              12-31-03(1)     12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                         $18.09          $18.74
Net investment income(2)                                                                                       0.01            0.26
Net realized and unrealized gain on investments                                                                0.67            0.80
Total from investment operations                                                                               0.68            1.06
Less distributions
From net investment income                                                                                    (0.03)          (0.26)
Net asset value, end of period                                                                               $18.74          $19.54
Total return(3) (%)                                                                                            3.78(4)         5.73
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                                          $3              $3
Ratio of expenses to average net assets (%)                                                                    0.70(5)         0.72
Ratio of net investment income to average net assets (%)                                                       0.92(5)         1.38
Portfolio turnover (%)                                                                                           47              20

(1) Class I shares began operations on 12-1-03.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.


                                                                FUND DETAILS  41

U.S. Global Leaders Growth Fund
Figures for the year ended 12-31-03 and 12-31-04 were audited by PricewaterhouseCoopers LLP.

CLASS I SHARES   PERIOD ENDED:                                          6-31-02(1,2)    12-31-02(1,3)       12-31-03        12-31-04
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $25.81          $24.04              $21.60          $25.87
Net investment income(4)                                                   0.01            0.02                0.10            0.25
Net realized and unrealized gain (loss) on investments                    (1.78)          (2.46)               4.17            2.06
Total from investment operations                                          (1.77)          (2.44)               4.27            2.31
Less distributions
From net investment income                                                   --              --                  --           (0.18)
Net asset value, end of period                                           $24.04          $21.60              $25.87          $28.00
Total return(5) (%)                                                       (6.86)(6,7)    (10.15)(6,7)         19.77            8.94
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $5              $6                  $5              $8
Ratio of expenses to average net assets (%)                                0.91(8)         1.11(8)             0.90            0.90
Ratio of adjusted expenses to average net assets(9) (%)                    1.17(8)         1.20(8)               --              --
Ratio of net investment income to average net assets (%)                   0.21(8)         0.22(8)             0.43            0.94
Portfolio turnover rate (%)                                                   3               1                  15              16

(1) Audited by previous auditor.
(2) Class I shares began operations on 5-20-02.
(3) Effective 12-31-02, the fiscal period end changed from June 30 to December
    31.
(4) Based on the average of the shares outstanding.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Not annualized.
(8) Annualized.
(9) Does not take into consideration expense reductions during the periods shown.


================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class I for the year ended June 30, 2002 and period ended December 31, 2002 would have been (6.89%) and (10.20%), respectively.


42  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's Statement of Additional Information includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC                                     KEQPN   7/05






[Logo] John Hancock(R)



 John Hancock Funds, LLC
 MEMBER NASD
 601 Congress Street Boston, MA 02210-2805 www.jhfunds.com








Now available: electronic delivery
www.jhfunds/edelivery

JOHN HANCOCK
Sector Funds
Institutional Class I

--------------------------------------------------------------------------------
Prospectus                                                              3.1.2005
--------------------------------------------------------------------------------

                                                                      as revised
                                                                        7.1.2005


Financial Industries Fund
Technology Fund












       [Logo]
   John Hancock(R)
---------------------
 JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------
        JOHN HANCOCK SECTOR FUNDS -- INSTITUTIONAL CLASS I
        ------------------------------------------------------------------------
        Financial Industries Fund                                          4
        Technology Fund                                                    6

        YOUR ACCOUNT
        ------------------------------------------------------------------------
        Who can buy shares                                                 8
        Opening an account                                                 9
        Buying shares                                                      9
        Selling shares                                                    10
        Transaction policies                                              12
        Dividends and account policies                                    14
        Additional investor services                                      14

        FUND DETAILS
        ------------------------------------------------------------------------
        Business structure                                                15
        Management biographies                                            16
        Financial highlights                                              17

        FOR MORE INFORMATION                                      BACK COVER
        ------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Sector Funds -- Institutional Class I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm

All John Hancock sector funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of March 31, 2005, managed approximately $30 billion in assets.









--------------------------------------------------------------------------------
Fund information key

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Graphic present in printed material.]

Goal and strategy
The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Graphic present in printed material.]

Past performance
The fund's total return, measured year-by-year and over time.

[Graphic present in printed material.]

Main risks
The major risk factors associated with the fund.

[Graphic present in printed material.]

Your expenses
The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Financial Industries Fund

[Graphic present in printed material.]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of net assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest up to 80% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[Graphic present in printed material.]

PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 returns as of 3-31-05: -4.54%
Best quarter: Q2 '03, 17.49%
Worst quarter: Q3 '01, -15.54%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Standard & Poor's 500 Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------
                                            2002          2003          2004

                                                         26.88%

                                                                       10.24%
--------------------------------------------------------------------------------

                                          -15.86%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                     Life of
                                                      1 year         Class I
Class I before tax (began 3-1-01)                     10.24%          1.97%
Class I after tax on distributions                     9.50%          1.68%
Class I after tax on distributions, with sale          7.01%          1.57%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                           10.88%          1.02%
Standard & Poor's 500 Financial Index                 10.88%          5.15%

[Graphic present in printed material.]

MAIN RISKS
The value of your investment will fluctuate in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. In addition, securities of small and medium-size companies are more volatile than those of larger companies.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.

|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

|_| Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------

[Graphic present in printed material.]

YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                  0.77%
Other expenses                                                  0.14%
Total fund operating expenses                                   0.91%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class I                                $93        $290        $504       $1,120

PORTFOLIO MANAGERS
James K. Schmidt, CFA
Managed fund since it began in 1996 Primarily responsible for fund management

Thomas M. Finucane
Rejoined fund team in 2004 Day-to-day purchase and sale decisions; analysis of insurance, brokerage and asset management issuers

Lisa A. Welch
Joined fund team in 1998 Analysis of banking sector issuers

See page 16 for the management biographies.

FUND CODES
Class I        Ticker          FIDIX
               CUSIP           409905858
               Newspaper       --
               SEC number      811-3999
               JH fund number  470

Technology Fund

[Graphic present in printed material.]

GOAL AND STRATEGY
The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; and data management and storage.

In managing the portfolio, the manager focuses primarily on stock selection rather than industry allocation. The manager invests in companies of any size whose stocks appear to be trading below their true value, as determined by fundamental financial analysis of their business models and balance sheets as well as interviews with senior management. The fund focuses on companies that are undergoing a business change that appears to signal accelerated growth or higher earnings.

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.)

It may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------

[Graphic present in printed material.]

PAST PERFORMANCE
The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns
2005 returns as of 3-31-05: -9.90%
Best quarter: Q4 '01, 42.12%
Worst quarter: Q3 '01, -45.64%

After-tax returns
After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.
Russell 3000 Technology Index, an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------
                                                    2002      2003      2004

                                                             64.29%

--------------------------------------------------------------------------------
                                                                      -4.83%

                                                  -49.19%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                           1 year       Class I
Class I before tax (began 3-1-01)                          -4.83%       -13.75%
Class I after tax on distributions                         -4.83%       -13.75%
Class I after tax on distributions, with sale              -3.14%       -11.28%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                10.88%         1.02%
Russell 3000 Technology Index                               1.18%        -5.89%

[Graphic present in printed material.]

MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

|_|  Certain derivatives could produce disproportionate losses.

|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

|_| Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[Graphic present in printed material.]

YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                  0.77%
Other expenses                                                  0.18%
Total fund operating expenses                                   0.95%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                         Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class I                             $97         $303         $525        $1,166


PORTFOLIO MANAGER

Anurag Pandit, CFA
Managed fund since it began in 2005


See page 16 for the management biographies.

FUND CODES
Class I     Ticker          JHTIX
            CUSIP           478032758
            Newspaper       --
            SEC number      811-3392
            JH fund number  483

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES
Class I shares are offered without any sales charge to certain types of investors, as noted below:

|_|  Retirement and other benefit plans and their participants

|_|  Rollover assets for participants whose plans are invested in the fund

|_|  Endowment funds and foundations

|_| Any state, county or city, or its instrumentality, department, authority or agency

|_| Accounts registered to insurance companies, trust companies and bank trust departments

|_|  Investment companies not affiliated with the adviser

|_| Investors who participate in fee-based, wrap and other investment platform programs

|_|  Any entity that is considered a corporation for tax purposes

|_| Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account.

5    Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds, LLC may pay significant compensation out of its own resources to your financial representative. These payments are described in the Statement of Additional Information.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

8  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
Opening an account

--------------------------------------------------------------------------------
By check
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_| Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

|_| Deliver the check and your completed application to your financial representative, or mail them to Signature Services (address below).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_| Call your financial representative or Signature Services to request an exchange.

|_| You may only exchange for shares of other institutional funds, Class I shares or Money Market Fund Class A shares.

--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_| Deliver your completed application to your financial representative or mail it to Signature Services.

|_| Obtain your account number by calling your financial representative or Signature Services.

|_|  Instruct your bank to wire the amount of your investment to:
       First Signature Bank & Trust
       Account # 900022260
       Routing # 211475000

Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------

[Graphic present in printed material.]

See "By exchange" and "By wire."

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
Adding to an account

|_| Make out a check for the investment amount payable to "John Hancock Signature Services, Inc."

|_| If your account statement has a detachable investment slip, please complete in its entirety. If no slip is available, include a note specifying the fund name(s), your share class, your account number and the name(s) in which the account is registered.

|_| Deliver the check and investment slip or note to your financial representative, or mail them to Signature Services (address below).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
|_| Call your financial representative or Signature Services to request an exchange.

|_| You may only exchange for shares of other institutional funds, Class I shares or Money Market Fund Class A shares.

--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------
|_|  Instruct your bank to wire the amount of your investment to:
       First Signature Bank & Trust
       Account # 900022260
       Routing # 211475000

Specify the fund name(s), your share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
|_| Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

|_| Complete the "To Purchase, Exchange or Redeem Shares via Telephone" and "Bank Information" sections on your account application.

|_| Call Signature Services between 8:30 A.M. and 5:00 P.M. Eastern Time on most business days to verify that these features are in place on your account.

|_| Call your financial representative or Signature Services with the fund name(s), your share class, your account number, the name(s) in which the account is registered and the amount of your investment.

--------------------------------------------------------------------------
Address:
John Hancock Signatures Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696
Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------

                                                                 YOUR ACCOUNT  9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By letter
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_|  Sales of any amount.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------

[Graphic present in printed material.]

Amounts up to $100,000:
|_|  Most accounts.




Amounts up to $5 million:
|_| Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_|  Requests by letter to sell any amount.

|_| Qualified requests by phone to sell up to $5 million (accounts with telephone redemption privileges).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------

[Graphic present in printed material.]

|_|  Sales of any amount.


--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
To sell some or all of your shares

|_| Write a letter of instruction indicating the fund name, your account number, your share class, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

|_| Include all signatures and any additional documents that may be required (see next page).

|_|  Mail the materials to Signature Services.

|_|  A check or wire will be sent according to your letter of instruction.

|_| Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
|_| Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

|_| To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 A.M. and 5:00 P.M. Eastern Time on most business days or your financial representative.

|_| Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

|_| Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------
|_| To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call Signature Services.

|_|  Amounts of $5 million or more will be wired on the next business day.

|_| Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
|_| Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or Signature Services.

|_| You may only exchange for shares of other institutional funds, Class I shares or Money Market Fund Class A shares.

|_| Call your financial representative or Signature Services to request an exchange.

10  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

|_|  your address of record has changed within the past 30 days

|_| you are selling more than $100,000 worth of shares and are requesting payment by check

|_| you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

|_| you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s)

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller
--------------------------------------------------------------------------------

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors).

Owners of corporate, sole proprietorship, general partner or association accounts.

Owners or trustees of retirement plan, pension trust and trust accounts.

Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s).

Executors of shareholder estates.

Administrators, conservators, guardians and other sellers or account types not listed above.

                                          [Graphic present in printed material.]
--------------------------------------------------------------------------------
Requirements for written requests
--------------------------------------------------------------------------------

|_|  Letter of instruction.

|_| On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.

|_|  Medallion signature guarantee if applicable (see above).


|_|  Letter of instruction.

|_| Corporate business/organization resolution, certified within the past 12 months, or a John Hancock Funds business/organization certification form.

|_| On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

|_|  Medallion signature guarantee if applicable (see above).


|_|  Letter of instruction.

|_|  On the letter, the signature(s) of the trustee(s).

|_| Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

|_|  Medallion signature guarantee if applicable (see above).



|_|  Letter of instruction signed by surviving tenant.

|_|  Copy of death certificate.

|_|  Medallion signature guarantee if applicable (see above).


|_|  Letter of instruction signed by executor.

|_|  Copy of order appointing executor, certified within the past 12 months.

|_|  Medallion signature guarantee if applicable (see above).

|_|  Call 1-888-972-8696 for instructions.


--------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------

                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. Each fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I or institutional fund shares.

A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may


12  YOUR ACCOUNT
impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a signifi-cant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

                                                                YOUR ACCOUNT  13

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

|_| after every transaction (except a dividend reinvestment) that affects your account balance

|_|  after any changes of name or address of the registered owner(s)

|_|  in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Any capital gains are distributed annually. The funds declare and pay any income dividends annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.

14  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the funds' operations. The trustees of Financial Industries Fund have the power to change the fund's investment goal without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805.

Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                    % of net assets
--------------------------------------------------------------------------------
Financial Industries                                         0.77%
Technology Fund                                              0.77%

                                                                FUND DETAILS  15

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock sector funds, including a brief summary of their business careers over the past five years. Each fund's Statement of Additional Information includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund, and their ownership of fund shares, if any.


Thomas M. Finucane
----------------------------
Vice president
Rejoined John Hancock Advisers in 2004
Senior vice president and research analyst, State Street Research & Management
 (2002-2004)
Vice president, John Hancock Advisers, LLC (1990-2002)
Began business career in 1983


Anurag Pandit, CFA
----------------------------
Senior vice president
Joined John Hancock Advisers in 1996
Began business career in 1984


James K. Schmidt, CFA
----------------------------
Executive vice president
Joined John Hancock Advisers in 1992
Began business career in 1979

Lisa A. Welch
----------------------------
Vice president
Joined John Hancock Advisers in 1998
 as analyst
Portfolio manager since 2002
Began business career in 1986

16  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This table details the performance of the funds' Class I shares, including total return information showing how much an investment in the fund has increased or decreased since inception.

Financial Industries Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES  PERIOD ENDED:                                     10-31-01(1)   10-31-02     10-31-03      10-31-04
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $18.50        $15.42       $14.40        $16.98
Net investment income(2)                                              0.09          0.12         0.17          0.22
Net realized and unrealized gain (loss) on investments               (3.17)        (0.78)        2.41          0.87
Total from investment operations                                     (3.08)        (0.66)        2.58          1.09
Less distributions
From net realized gain                                                  --         (0.36)          --            --
Net asset value, end of period                                      $15.42        $14.40       $16.98        $18.07
Total return(3) (%)                                                 (16.65)(4)     (4.58)(5)    17.92          6.42
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $1            $1           --(6)         --(6)
Ratio of expenses to average net assets (%)                           0.88(7)       0.89         0.90          0.91
Ratio of adjusted expenses to average net assets(8) (%)                 --          0.90           --            --
Ratio of net investment income to average net assets (%)              0.73(7)       0.74         1.15          1.21
Portfolio turnover (%)                                                 135            70           66            29

(1)  Class I shares began operations on 3-1-01.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6)  Less than $500,000.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the period shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above: Without the expense reductions, returns for the year ended October 31, 2002, for Class I would have been (4.59%).

                                                                FUND DETAILS  17

Technology Fund
Figures audited by Deloitte & Touche LLP.

CLASS I SHARES PERIOD ENDED:                                     10-31-01(1,2)    10-31-02(1)   10-31-03      10-31-04
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $6.95            $4.23         $2.44         $4.10
Net investment loss(3)                                              (0.02)           (0.02)        (0.02)        (0.03)
Net realized and unrealized gain (loss) on investments              (2.70)           (1.77)         1.68         (0.60)
Total from investment operations                                    (2.72)           (1.79)         1.66         (0.63)
Net asset value, end of period                                      $4.23            $2.44         $4.10         $3.47
Total return(4) (%)                                                (39.14)(5)       (42.32)        68.03(6)     (15.37)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $3               $2            --(7)         --(7)
Ratio of expenses to average net assets (%)                          0.87(8)          0.90          0.94          0.95
Ratio of adjusted expenses to average net assets(9) (%)                --               --          0.95            --
Ratio of net investment loss to average net assets (%)              (0.50)(8)        (0.54)        (0.65)        (0.74)
Portfolio turnover (%)                                                 47               28            42            34

(1)  Audited by previous auditor, Ernst & Young, LLP.
(2)  Class I shares began operations on 3-1-01.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6) Total return would have been lower had certain expenses not been reduced during the period shown.
(7)  Less than $500,000.
(8)  Annualized.
(9)  Does not take into consideration expense reduction during the period shown.

18  FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock sector funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2005 JOHN HANCOCK FUNDS, LLC        KMFPN   7/05




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John Hancock(R)


John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805


www.jhfunds.com

JOHN HANCOCK
Retirement Funds

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Prospectus -- Class R shares                                            5.1.2005
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                                                                      as revised
                                                                        7.1.2005

Bond Fund

Classic Value Fund

Large Cap Select Fund

Small Cap Equity Fund

Sovereign Investors Fund

Strategic Income Fund

U.S. Global Leaders Growth Fund


     [LOGO]
  JOHN HANCOCK(R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

JOHN HANCOCK RETIREMENT FUNDS -- CLASS R SHARES
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
Bond Fund                                                                     4
Classic Value Fund                                                            6
Large Cap Select Fund                                                         8
Small Cap Equity Fund                                                        10
Sovereign Investors Fund                                                     12
Strategic Income Fund                                                        14
U.S. Global Leaders Growth Fund                                              16

YOUR ACCOUNT
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Who can buy Class R shares                                                   18
Class R shares cost structure                                                18
Opening an account                                                           18
Information for plan participants                                            18
Buying shares                                                                19
Selling shares                                                               20
Transaction policies                                                         22
Dividends and account policies                                               24
Additional investor services                                                 24

FUND DETAILS
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Business structure                                                           25
Management biographies                                                       26
Financial highlights                                                         27

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FOR MORE INFORMATION                                                  BACK COVER

Overview
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John Hancock Retirement Funds -- Class R shares
These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm
All John Hancock funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of March 31, 2005 managed approximately $30 billion in assets.

--------------------------------------------------------------------------------
Fund information key
Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[GRAPHIC] Goal and strategy                   [GRAPHIC] Main risks
          The fund's particular                         The major risk factors
          investment goals and the                      associated with the fund
          strategies it intends to
          use in pursuing those               [GRAPHIC] Your expenses
          goals.                                        The overall costs borne
                                                        by an investor in the
[GRAPHIC] Past performance                              fund, including sales
          The fund's total return,                      charges and annual
          measured year-by-year and                     expenses.
          over time.

Bond Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including U.S.-dollar-denominated securities of foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund's investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -0.22%
Best quarter: Q3 '04, 3.25%
Worst quarter: Q2 '04, -2.62%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004
                                                                           4.37%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                              1 year    Class R
Class R before tax (began 8-5-03)                               4.37%      6.77%
Class R after tax on distributions                              2.68%      5.04%
Class R after tax on distributions, with sale                   2.81%      4.75%
Lehman Brothers Government/Credit Bond Index                    4.19%      5.78%

[GRAPHIC] MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.
o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities not backed by the full faith and credit of the United States.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.50%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.13%
Total fund operating expenses                                              1.38%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses            Year 1            Year 3           Year 5            Year 10
--------------------------------------------------------------------------------
Class R               $141              $437             $755             $1,657

PORTFOLIO MANAGERS
Barry H. Evans, CFA
Joined fund team in 2002

Howard C. Greene, CFA
Joined fund team in 2002

Benjamin A. Matthews
Joined fund team in 1995

See page 26 for the management biographies.

FUND CODES
Class R                  Ticker            JHBRX
                         CUSIP             410223507
                         Newspaper         --
                         SEC number        811-2402
                         JH fund number    621

Classic Value Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing individual securities, the sub-adviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of May 31, 2005, this included companies with market values above approximately $4.8 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the sub-adviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

o    cheap on the basis of current price to estimated normal level of earnings
o    current earnings below normal levels
o    a sound plan to restore earnings to normal
o    a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to over-valued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -2.00%
Best quarter: Q4 '03, 14.93%
Worst quarter: Q3 '04, -1.73%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                           2004
                                                                          13.91%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                           1 year       Class R
Class R before tax (began 8-5-03)                           13.91%        24.32%
Class R after tax on distributions                          13.85%        23.97%
Class R after tax on distributions, with sale                9.10%        20.63%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                 10.88%        19.65%
Russell 1000 Value Index                                    16.49%        24.25%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.
o In a down market, higher-risk securities could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.85%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee 0.25% Other expenses                                      0.22%
Total fund operating expenses                                              1.82%
Contractual expense reimbursement (at least until 4-30-06)                 0.07%
Net annual operating expenses                                              1.75%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses            Year 1            Year 3           Year 5            Year 10
--------------------------------------------------------------------------------
Class R               $178              $566             $979             $2,132

SUBADVISER
Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

PORTFOLIO MANAGERS
Richard S. Pzena
Managed fund since it began in 1996

John P. Goetz
Managed fund since it began in 1996

A. Rama Krishna, CFA
Joined fund team in 2003

Managers share investment strategy and decisions

See page 26 for the management biographies.


FUND CODES
Class R                  Ticker            JCVRX
                         CUSIP             409902699
                         Newspaper         --
                         SEC number        811-1677
                         JH fund number    638

Large Cap Select Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies with market capitalizations in excess of $5 billion). The fund invests primarily in U.S.-based companies whose growth, cash flow, earnings and dividend attributes are attractive and whose securities are reasonably priced and have the potential for capital appreciation, in the opinion of the management team.

In managing the portfolio, the management team looks for companies with strong balance sheets and sustainable earnings growth. In evaluating the prospects for a company's growth and earnings, the management team considers, among other things, the company's historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share.

In attempting to determine reasonable price levels for a company's securities, the management team utilizes a variety of measurement methods, including discounted cash flow analysis of expected earnings streams and an evaluation of the company's price-to-earnings ratio.

Under normal market conditions, the fund invests substantially all of its assets in equity securities (common and preferred stocks and their equivalents).

In abnormal conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund may not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -3.31%
Best quarter: Q4 '04, 6.78%
Worst quarter: Q3 '04, -4.48%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004
                                                                           4.98%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                            1 year      Class R
Class R before tax (began 11-3-03)                            4.98%        8.37%
Class R after tax on distributions                            4.77%        8.12%
Class R after tax on distributions, with sale                 3.47%        7.10%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                  10.88%       14.34%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-or medium-capitalization stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the management team's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.42%
Total fund operating expenses                                              1.92%
Contractual expense reimbursement (at least until 4-30-06)                 0.10%
Net fund operating expenses                                                1.82%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1        Year 3     Year 5      Year 10
--------------------------------------------------------------------------------
Class R                               $185          $593       $1,027     $2,235

(1)Expense information in this table has been restated to reflect current fees.

--------------------------------------------------------------------------------
SUBADVISER
Shay Assets Management, Inc.

Founded in 1981

Supervised by the adviser

PORTFOLIO MANAGERS
John J. McCabe
Managed fund since 1991

Mark F. Trautman
Managed fund since 1993

Managers share investment strategy and decisions
See page 26 for the management biographies.


FUND CODES
Class R                  Ticker            JHLRX
                         CUSIP             409902673
                         Newspaper         --
                         SEC number        811-1677
                         JH fund number    649

Small Cap Equity Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $20 million to $4.7 billion as of May 31, 2005). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -6.43%
Best quarter: Q4 '03, 18.75%
Worst quarter: Q3 '04, -3.14%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)
Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.
Standard & Poor's Small Cap 600 Index, an unmanaged index of 600 U.S. small-sized companies.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004
                                                                          12.69%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                           1 year       Class R
Class R before tax (began 8-5-03)                           12.69%        28.75%
Class R after tax on distributions                          12.69%        28.75%
Class R after tax on distributions, with sale                8.25%        24.61%
--------------------------------------------------------------------------------
Russell 2000 Index                                          18.33%        30.09%
Standard & Poor's Small Cap 600 Index                       22.66%        32.25%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more established companies, it may be difficult for the fund to sell these securities at a desirable price.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.70%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.17%
Total fund operating expenses                                              1.62%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses            Year 1            Year 3           Year 5            Year 10
--------------------------------------------------------------------------------
Class R               $165              $511             $881             $1,922

PORTFOLIO MANAGERS
Henry E. Mehlman, CFA
Joined fund team in 2002

Alan E. Norton, CFA
Joined fund team in 2002

Managers share investment strategy and decisions
See page 26 for the management biographies.

FUND CODES
Class R                  Ticker            SPVRX
                         CUSIP             409905833
                         Newspaper         --
                         SEC number        811-3999
                         JH fund number    637

Sovereign Investors Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2005, that range was $548 million to $387 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -1.44%
Best quarter: Q4 '03, 10.20%
Worst quarter: Q3 '04, -2.33%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004
                                                                           5.22%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                          1 year        Class R
Class R before tax (began 8-5-03)                          5.22%          12.99%
Class R after tax on distributions                         4.87%          12.70%
Class R after tax on distributions, with sale              3.39%          10.91%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                               10.88%          19.65%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.58%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.17%
Total fund operating expenses                                              1.50%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses            Year 1            Year 3           Year 5            Year 10
Class R               $153              $474             $818             $1,791

PORTFOLIO MANAGERS
John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Managers share investment strategy and decisions

See page 26 for the management biographies.

FUND CODES
Class R                  Ticker            SVIRX
                         CUSIP             47803P849
                         Newspaper         --
                         SEC number        811-0560
                         JH fund number    629

Strategic Income Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets
o    U.S. government and agency securities
o    U.S. high yield bonds

The fund may also invest in preferred stock and other types of debt securities.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range (AAA to BBB). There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one sector.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indexes, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -0.92%
Best quarter: Q4 '04, 5.89%
Worst quarter: Q2 '04, -3.37%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Indexes (reflect no fees or taxes)

Index 1: Merrill Lynch High Yield Master II Index, an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

Index 2: Merrill Lynch AAA U.S. Treasury/Agency Master Index, an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Index 3: Citigroup World Government Bond Index, an unmanaged index consisting of approximately 650 securities issued by 18 governments in various countries.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004
                                                                           8.39%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                          1 year        Class R
Class R before tax (began 8-5-03)                           8.39%         11.13%
Class R after tax on distributions                          6.32%          8.45%
Class R after tax on distributions, with sale               5.37%          7.87%
--------------------------------------------------------------------------------
Index 1                                                    10.87%         15.87%
Index 2                                                     3.42%          4.62%
Index 3                                                    10.35%         14.83%

[GRAPHIC] MAIN RISKS

The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, high yield bonds (also known as "junk bonds") have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.
o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.
o Stock investments may go down in value due to stock market movements or negative company or industry events.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o    Certain derivatives could produce disproportionate losses.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.36%
Distribution and service (12b-1) fees                                      0.50%
Service plan fee                                                           0.25%
Other expenses                                                             0.27%
Total fund operating expenses                                              1.38%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses            Year 1            Year 3           Year 5            Year 10
--------------------------------------------------------------------------------
Class R               $141              $437             $755             $1,657

PORTFOLIO MANAGERS
Frederick L. Cavanaugh, Jr.
Joined fund team in 1986

Daniel S. Janis, III
Joined fund team in 1999

See page 26 for the management biographies.

FUND CODES
Class R                  Ticker            JSTRX
                         CUSIP             410227821
                         Newspaper         --
                         SEC number        811-4651
                         JH fund number    691

U.S. Global Leaders Growth Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.
o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $548 million to $387 billion as of May 31, 2005).

The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class R, total returns
2005 return as of 3-31-05: -5.08%
Best quarter: Q4 '03, 7.94%
Worst quarter: Q3 '04, -3.33%

After-tax returns
After-tax returns are shown for Class R shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, the after-tax returns shown may not be relevant to Class R shareholders.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

[The following data was represented as a bar chart in the printed document.]

--------------------------------------------------------------------------------
Class R calendar year total returns
--------------------------------------------------------------------------------
                                                                            2004

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-04
--------------------------------------------------------------------------------
                                                                        Life of
                                                          1 year        Class R
Class R before tax (began 8-5-03)                           8.20%         14.33%
Class R after tax on distributions                          8.18%         14.31%
Class R after tax on distributions, with sale               5.33%         12.22%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                10.88%         19.65%

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o    Foreign   investments   carry  additional  risks,   including   potentially
     unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses1
-------------------------------------------------------------------------------
Management fee                                                         0.75%
Distribution and service (12b-1) fees                                  0.50%
Service plan fee                                                       0.25%
Other expenses                                                         0.28%
Total fund operating expenses                                          1.78%
Contractual expense reimbursement (at least until 4-30-06)             0.06%
Net annual operating expenses                                          1.72%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                   Year 1           Year 3            Year 5            Year 10

Class R                    $175             $554              $959              $2,090

1 Expense information in this table has been restated to reflect current fees.

SUBADVISER
Sustainable Growth Advisers, LP

Responsible for day-to-day investment management

Founded in 2003

Supervised by the adviser

PORTFOLIO MANAGERS

Gordon M. Marchand, CFA, CIC
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

Robert L. Rohn
Joined fund team in 2003

Managers share investment strategy and decisions

See page 26 for the management biographies.

FUND CODES
Class R Ticker             UGLRX
CUSIP                      409902681
Newspaper                  --
SEC number                 811-1677
JH fund number             626

Your account
--------------------------------------------------------------------------------
WHO CAN BUY CLASS R SHARES

Class R shares are available to certain types of investors, as noted below:

o 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

o The plan's recordkeeper or financial service firm must have an agreement with John Hancock Funds, LLC to utilize Class R shares in certain investment products or programs.

o Class R shares are available only to retirement plans where Class R shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial service firm).
o Rollover individual retirement accounts are available for participants whose plans are invested in Class R shares.

Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or Individual 403(b) plans.

--------------------------------------------------------------------------------
CLASS R SHARES COST STRUCTURE

Class R shares are offered without any front-end or contingent deferred sales charges.

Class R shares have a Rule 12b-1 plan and a separate Service Plan.
Under the 12b-1 plan, each fund pays a fee of up to 0.50% for the sale, distribution and service of its shares, including services to retirement plans or plan participants. In addition, under the Service Plan, a fund may pay a separate service fee of up to 0.25% for certain other services to retirement plans or participants.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

John Hancock Funds, LLC may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the Statement of Additional Information.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2  Determine if you are eligible, referring to "Who can buy Class R shares."

3 Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from its financial representative, plan administrator or by calling Signature Services at 1-888-972-8696.

--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirements plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the funds.


18 YOUR ACCOUNT

FOR IRA ROLLOVER ACCOUNTS ONLY

------------------------------------------------------------------------------------------------------------------------------------
BUYING SHARES
------------------------------------------------------------------------------------------------------------------------------------
Opening an account                                                   Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Make out a check for the investment amount, payable to          o    Make out a check for the investment amount, payable to
     "John Hancock Signature Services, Inc."                              "John Hancock Signature Services, Inc."

o    Deliver the check and your completed application to your        o    Fill out the detachable investment slip from an account
     financial representative, or mail them to Signature                  statement. If no slip is available, include a note
     Services (address below).                                            specifying the fund name(s), your share class, your
                                                                          account number and the name(s) in which the account is
                                                                          registered.

                                                                     o    Deliver the check and investment slip or note to your
                                                                          financial representative, or mail them to Signature
                                                                          Services (address below). By exchange

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Call your financial representative or Signature Services        o    Call your financial representative or Signature Services
     to request an exchange.                                              to request an exchange.

o    You may only exchange Class R shares for other Class R          o    You may only exchange Class R shares for other Class R
     shares or Money Market Fund Class A shares.                          shares or Money Market Fund Class A shares.


------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Deliver your completed application to your financial
     representative or mail it to Signature Services.                o    Instruct your bank to wire the amount of your
                                                                          investment to:
o    Obtain your account number by calling your financial
     representative or Signature Services.                                         First Signature Bank & Trust
                                                                                   Account # 900022260
o    Instruct your bank to wire the amount of your investment                      Routing # 211475000
     to:
              First Signature Bank & Trust                                Specify the fund name(s), your share class, your account
              Account # 900022260                                         number and the name(s) in which the account is
              Routing # 211475000                                         registered. Your bank may charge a fee to wire funds.

     Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
See "By exchange" and "By wire."                                     o    Verify that your bank or credit union is a member of the
                                                                          Automated Clearing House (ACH) system.

                                                                     o    Complete the "To Purchase, Exchange or Redeem Shares via
                                                                          Telephone" and "Bank Information" sections on your
                                                                          account application.

                                                                     o    Call Signature Services to verify that these features are
                                                                          in place on your account.

                                                                     o    Call your financial representative or Signature Services
                                                                          with the fund name(s), your share class, your account
                                                                          number, the name(s) in which the account is registered
                                                                          and the amount of your investment.

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696
--------------------------------------------


                                                                 YOUR ACCOUNT 19

------------------------------------------------------------------------------------------------------------------------------------
Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                     To sell some or all of your shares By letter
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]

o    Sales of any amount; however, sales of $5 million or more       o    Write a letter of instruction indicating the fund name,
     must be made by letter.                                              your account number, your share class, the name(s) in
                                                                          which the account is registered and the dollar value or
o    Certain requests will require a Medallion signature                  number of shares you wish to sell.
     guarantee. Please refer to "Selling shares in writing"
     (see next page).                                                o    Include all signatures and any additional documents that
                                                                          may be required (see next page).

                                                                     o    Mail the materials to Signature Services.

                                                                     o    A check or wire will be sent according to your letter of
                                                                          instruction.


------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Sales of up to $5 million.                                      o    To place your request with a representative at John
                                                                          Hancock Funds, call Signature Services between 8:30 A.M.
                                                                          and 5:00 P.M. Eastern Time on most business days or your
                                                                          financial representative.

                                                                     o    Redemption proceeds of up to $100,000 may be sent by wire
                                                                          or by check. A check will be mailed to the exact name(s)
                                                                          and address on the account. Redemption proceeds exceeding
                                                                          $100,000 must be wired to your designated bank account.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Requests by letter to sell any amount.                          o    To verify that the telephone redemption privilege is in
                                                                          place on an account, or to request the forms to add it to
o    Requests by phone to sell up to $5 million (accounts with            an existing account, call Signature Services.
     telephone redemption privileges).
                                                                     o    Amounts of $5 million or more will be wired on the next
                                                                          business day.

                                                                     o    Amounts up to $100,000 may be sent by EFT or by check.
                                                                          Funds from EFT transactions are generally available by
                                                                          the second business day. Your bank may charge a fee for
                                                                          this service.


------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]
o    Sales of any amount.                                            o    Obtain a current prospectus for the fund into which you
                                                                          are exchanging by calling your financial representative
                                                                          or Signature Services.

                                                                     o    You may only exchange Class R shares for other Class R
                                                                          shares or Money Market Fund Class A shares.

                                                                     o    Call your financial representative or Signature Services
                                                                          to request an exchange.


20 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days
o    you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed You wil to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------------------------------------------------
Seller                                                               Requirements for written requests                     [GRAPHIC]
--------------------------------------------------------------------------------------------------------------------------
Owners of individual retirement accounts and                         o    Letter of instruction
certain other retirement accounts.
                                                                     o    On the letter, the signatures of all persons authorized
                                                                          to sign for the account, exactly as the account is
                                                                          registered.

                                                                     o    Signature guarantee if applicable (see above).

                                                                     o    Corporate business/organization resolution if applicable.

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                    o    Letter of instruction signed by executor.

                                                                     o    Copy of order appointing executor, certified within the
                                                                          past 12 months.

                                                                     o    Signature guarantee if applicable (see above).

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696
--------------------------------------------


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Each fund generally values its portfolio of equity securities, fixed-income securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The funds value debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the Statement of Additional Information (SAI).

Execution of requests The funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the funds have the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, the funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class R shares for Class R shares of other John Hancock Funds that are available through your plan, or Money Market Fund Class A without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R shares.

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.


22 YOUR ACCOUNT

Exchange limitation policies The funds' boards of trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the funds' underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or


YOUR ACCOUNT 23
large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o    after any changes of name or address of the registered owner(s)
o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

The transfer agent maintains an account for each financial services firm and records all account transactions. Retirement Plan Accounts will be sent confirmation statements showing the details of your transactions as they occur.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Sovereign Investors Fund typically declares and pays income dividends quarterly. Bond Fund and Strategic Income Fund generally declare dividends daily and pay them monthly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually. With respect to Bond Fund and Strategic Income Fund, your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the fund's Web site until a fund files its next form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.


24 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of Classic Value, Large Cap Select and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Bond, Large Cap Select, Small Cap Equity and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock funds' last fiscal year are as follows:

Fund                                                           % of net assets
Bond                                                                     0.50%
Classic Value                                                            0.75%*
Large Cap Select                                                         0.65%*
Small Cap Equity                                                         0.70%
Sovereign Investors                                                      0.58%
Strategic Income                                                         0.36%
U.S. Global Leaders Growth                                               0.75%

* After expense reimbursement.

                         -----------------------------
                                  Shareholders
                         -----------------------------

                         -----------------------------
                          Financial services firms and
                              their representatives

                         Advise current and prospective
                    shareholders on their fund investments,
                       often in the context of an overall
                                 financial plan.
                         -----------------------------
  Distribution and
shareholder services

------------------------------------   -----------------------------------------
       Principal distributor                      Transfer agent
      John Hancock Funds, LLC           John Hancock Signature Services, Inc.

 Markets the funds and distributes        Handles shareholder services,
  shares through selling brokers,      including record-keeping and statements,
    financial planners and other       distribution of dividends and processing
    financial representatives.              of buy and sell requests.
------------------------------------   -----------------------------------------

------------------------------------
            Subadvisers
 Pzena Investment Management, LLC
        120 West 45th Street
             34th Floor
        New York, NY 10036

    Shay Assets Management, Inc.
       230 West Monroe Street
         Chicago, IL 60606

  Sustainable Growth Advisers, LP
          3 Stamford Plaza
    301 Tresser Blvd, Suite 1310
         Stamford, CT 06901

  Provide portfolio management to
           certain funds.
------------------------------------

------------------------------------   -----------------------------------------
         Investment adviser                         Custodian

     John Hancock Advisers, LLC                The Bank of New York
        601 Congress Street                      One Wall Street
       Boston, MA 02210-2805                   New York, NY 10286

  Manages the funds' business and        Holds the funds' assets, settles
      investment activities.            all portfolio trades and collects
                                        most of the valuation data required
                                         for calculating each fund's NAV.
------------------------------------   -----------------------------------------

                                                                Asset management

------------------------------------
              Trustees
  Oversee the funds' activities.
------------------------------------


                                                                 FUND DETAILS 25

Subadviser Pzena Investment Management, LLC ("PIM") subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-chief Investment Officer. PIM provides investment advisory services to individual and institutional investors, and as of March 31, 2005, had total assets under management of approximately $11.8 billion.

Shay Assets Management, Inc. ("SAM") subadvises Large Cap Select Fund. SAM was founded in 1981 and is controlled by Rodger D. Shay, Chairman. SAM managed approximately $4.4 billion in assets as of March 31, 2005, and was the investment adviser to the fund's predecessor, M.S.B. Fund, Inc.

Sustainable Growth Advisers, LP ("SGA") subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each own 33 1/3% of SGA. Total assets under management by SGA principals as of March 31, 2005 were approximately $1.5 billion.

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information of each fund with a fiscal year end of October 31, 2004 or December 31, 2004 includes additional details about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.

Frederick L. Cavanaugh, Jr.
--------------------------------------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1975


Barry H. Evans, CFA
--------------------------------------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986


George P. Fraise
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Executive vice president of Yeager, Wood & Marshall, Inc. (2000-2003)
Portfolio manager of Scudder Kemper Investments (1997-2000)
Began business career in 1987


John P. Goetz
--------------------------------------------------------------------------------
Managing principal and co-chief investment officer of Pzena Investment
  Management, LLC
Joined subadviser in 1996
Began business career in 1979


Howard C. Greene, CFA
--------------------------------------------------------------------------------
Senior vice president
Joined John Hancock Advisers in 2002
Vice president, Sun Life Financial Services Company of Canada (1987-2002)
Began business career in 1979


Daniel S. Janis, III
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 1999
Began business career in 1984

A. Rama Krishna, CFA
--------------------------------------------------------------------------------
Managing principal and portfolio manager of Pzena Investment Management, LLC Joined subadviser in 2003
Chief investment officer and other positions, Citigroup Asset Management
  (1998-2003)
Began business career in 1987


Gordon M. Marchand, CFA, CIC
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Chief financial and operating officer of Yeager, Wood & Marshall, Inc.
 (1984-2003)
Began business career in 1978


Benjamin A. Matthews
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 1995
Began business career in 1970


John J. McCabe
--------------------------------------------------------------------------------
Senior vice president of Shay Assets Management, Inc.
Joined subadviser in 1995
Began business career in 1965


Henry E. Mehlman, CFA
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Vice president and director of research, Congress Asset Management Co.
  (1999-2001)
Began business career in 1972


Alan E. Norton, CFA
--------------------------------------------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Portfolio manager and director of research, Congress Asset Management Co.
  (1995-2001)
Began business career in 1987


Richard S. Pzena
--------------------------------------------------------------------------------
Founder, managing principal, chief executive officer and co-chief investment officer of Pzena Investment Management, LLC
Began business career in 1980


Robert L. Rohn
--------------------------------------------------------------------------------
Principal of Sustainable Growth Advisers, LP
Chairman and chief executive officer, W.P. Stewart, Inc. (1991-2003)
Began business career in 1983


John F. Snyder, III
--------------------------------------------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


Mark F. Trautman
--------------------------------------------------------------------------------
Vice president of Shay Assets Management, Inc.
Joined subadviser in 1995
Began business career in 1986


26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class R shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund
Figures were audited by PricewaterhouseCoopers LLP.

CLASS R SHARES  PERIOD ENDED                                            5-31-04(1)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  14.93
Net investment income(2)                                                   0.54
Net realized and unrealized gain on investments                            0.10
Total from investment operations                                           0.64
Less distributions
From net investment income                                                (0.59)
Net asset value, end of period                                         $  14.98
Total return(3)%)                                                          4.30(4)
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      --(5)
Ratio of expenses to average net assets (%)                                1.38(6)
Ratio of net investment income to average net assets (%)                   4.40(6)
Portfolio turnover (%)                                                     241

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.


                                                                 FUND DETAILS 27

Classic Value Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS R SHARES PERIOD ENDED:                                 12-31-03(1)  12-31-04
----------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.20      $ 20.27
Net investment income(2)                                         0.05         0.07
Net realized and unrealized gain on investments                  3.24         2.75
Total from investment operations                                 3.29         2.82
Less distributions
From net investment income                                      (0.10)          --
From net realized gain                                          (0.12)       (0.07)
                                                                (0.22)       (0.07)
Net asset value, end of period                                $ 20.27      $ 23.02
Total return(3,4) (%)                                           19.21(5)     13.91
----------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period (in millions)                            --(6)   $     2
Ratio of expenses to average net assets (%)                      1.55(7)      1.72
Ratio of adjusted expenses to average net assets(8)%)            1.91(7)      1.82
Ratio of net investment income to average net assets (%)         0.69(7)      0.35
Portfolio turnover (%)                                             25           16

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.
(8) Does not take into consideration expense reduction during the periods shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, the returns for Class R for the period or year ended December 31, 2003 and 2004 would have been 19.06% and 13.81%, respectively.


28 FUND DETAILS

Large Cap Select Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS R SHARES PERIOD ENDED:                                     12-31-03(1) 12-31-04
-------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 17.10    $ 17.79
Net investment income (loss)(2)                                     (0.02)      0.07
Net realized and unrealized gain on investments                      0.80       0.81
Total from investment operations                                     0.78       0.88
Less distributions From net investment income                          --      (0.01)
From net realized gain                                              (0.09)     (0.21)
                                                                    (0.09)     (0.22)
Net asset value, end of period                                    $ 17.79    $ 18.45
Total return(3,4) (%)                                                4.56(5)    4.98
-------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(6)      -- (6)
Ratio of expenses to average net assets (%)                          1.88(7)    1.44
Ratio of adjusted expenses to average net assets(8)%)                2.77(7)    1.54
Ratio of net investment income (loss) to average net assets (%)    (0.27)(7)    0.40
Portfolio turnover (%)                                                 22         13

(1)  Class R shares began operations on 11-3-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Not annualized.
(6)  Less than $500,000.
(7)  Annualized.
(8) Does not take into consideration expense reductions during the period shown.

--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, the returns for Class R for the period or year ended December 31, 2003 and 2004 would have been 4.42% and 4.88%, respectively.


                                                                 FUND DETAILS 29

Small Cap Equity Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS R SHARES PERIOD ENDED:                             10-31-03(1)     10-31-04
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $13.51         $15.60
Net investment loss(2)                                      (0.03)         (0.16)
Net realized and unrealized gain on investments              2.12           1.91
Total from investment operations                             2.09           1.75
Net asset value, end of period                             $15.60         $17.35
Total return(3)%)                                           15.47 (4)      11.22
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                        -- (5)         --(5)
Ratio of expenses to average net assets (%)                  1.66 (6)       1.62
Ratio of net investment loss to average net assets (%)      (0.86)(6)      (0.96)
Portfolio turnover (%)                                         52             54


 (1) Class R shares began operations on 8-5-03.
 (2) Based on the average of the shares outstanding.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4) Not annualized.
 (5) Less than $500,000.
 (6) Annualized.


30 FUND DETAILS

Sovereign Investors Fund
Figures audited by Deloitte & Touche LLP.

CLASS R SHARES PERIOD ENDED:                                12-31-03(1)    12-31-04
-----------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.63      $ 18.75
Net investment income(2)                                         0.02         0.19
Net realized and unrealized gain on investments                  2.11         0.79
Total from investment operations                                 2.13         0.98
Less distributions
From net investment income                                      (0.01)       (0.19)
Net asset value, end of period                                $ 18.75      $ 19.54
Total return(3)%)                                               12.84(4)      5.22
-----------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period (in millions)                            --(5)        --(5)
Ratio of expenses to average net assets (%)                      1.69(6)      1.13
Ratio of net investment income to average net assets (%)         0.27(6)      1.00
Portfolio turnover (%)                                             47           20

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.


                                                                 FUND DETAILS 31

Strategic Income Fund
Figures audited by PricewaterhouseCoopers LLP.


CLASS R SHARES PERIOD ENDED                                              5-31-04(1)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  6.83
Net investment income(2)                                                    0.26
Net realized and unrealized gain on investments                             0.05
Total from investment operations                                            0.31
Less distributions
From net investment income                                                 (0.30)
From net realized gain                                                     (0.15)
                                                                           (0.45)
Net asset value, end of period                                           $  6.69
Total return(3)%)                                                           4.42(4)
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       --(5)
Ratio of expenses to average net assets (%)                                 1.38(6)
Ratio of net investment income to average net assets (%)                    4.66(6)
Portfolio turnover (%)                                                        42

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.


32 FUND DETAILS

U.S. Global Leaders Growth Fund
Figures audited by PricewaterhouseCoopers LLP.

CLASS R SHARES PERIOD ENDED:                               12-31-03(1)   12-31-04
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 23.02      $ 25.68
Net investment income (loss)(2)                              (0.04)        0.16
Net realized and unrealized gain on investments                2.70         1.95
Total from investment operations                               2.66         2.11
Less distributions
From net investment income                                       --        (0.02)
Net asset value, end of period                              $ 25.68      $ 27.77
Total return(3)%)                                             11.56 (4)     8.20
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                          -- (5)        2
Ratio of expenses to average net assets (%)                    1.75 (6)     1.53
Ratio of net investment income (loss) to average net
assets (%)                                                    (0.42)(6)     0.60
Portfolio turnover (%)                                           15           16

(1)  Class R shares began operations on 8-5-03.
(2)  Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  Less than $500,000.
(6)  Annualized.


                                                                 FUND DETAILS 33

For more information
--------------------------------------------------------------------------------
Two documents are available that offer further information on John Hancock funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2005 JOHN HANCOCK FUNDS, LLC                                     MFRPN   7/05
--------------------------------------------------------------------------------


     [LOGO]
  JOHN HANCOCK
------------------
JOHN HANCOCK FUNDS

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston,  MA 02210-2805
www.jhfunds.com

------------------------------------
  Now available: electronic delivery
  www.jhfunds/edelivery
------------------------------------

                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                      March 1, 2005 as revised July 1, 2005

This Statement of Additional Information provides information about John Hancock Financial Industries Fund (the "Fund") in addition to the information that is contained in the combined Sector Funds' current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust II (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                               TABLE OF CONTENTS
                                                                                                         Page
Organization of the Fund....................................................................................2
Investment Objective and Policies...........................................................................2
Investment Restrictions....................................................................................13
Those Responsible for Management...........................................................................16
Investment Advisory and Other Services.................................................................... 25
Additional Information about the Portfolio Managers........................................................28
Distribution Contracts.....................................................................................33
Sales Compensation.........................................................................................35
Net Asset Value............................................................................................38
Initial Sales Charge on Class A Shares.....................................................................39
Deferred Sales Charge on Class B and Class C Shares........................................................42
Special Redemptions........................................................................................47
Additional Services and Programs...........................................................................47
Purchase and Redemptions through Third Parties.............................................................49
Description of the Fund's Shares...........................................................................49
Tax Status.................................................................................................50
Brokerage Allocation.......................................................................................55
Transfer Agent Services....................................................................................59
Custody of Portfolio.......................................................................................59
Independent Registered Public Accounting Firm..............................................................59
Appendix A- Description of Investment Risk................................................................A-1
Appendix B-Description of Bond Ratings....................................................................B-1
Appendix C-Proxy Voting Summary...........................................................................C-1
Appendix D-Policy Regarding Disclosure of Portfolio Holdings..............................................D-1
Financial Statements......................................................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$350 billion (US$290 billion) as of March 31, 2005.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectuses. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is capital appreciation. Under ordinary circumstances, the Fund will invest at least 80% of its Assets in equity securities of financial services companies. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

With respect to the Fund's investment policy of investing at least 80% of its Assets in financial services companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest up to 80% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; financial holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

The Fund's management team invests in financial services companies that are currently undervalued, appear to be positioned for a merger, or are in a position to benefit from regulatory changes. The team believes that the Gramm-Leach-Bliley Act, which allows banks to acquire investment and insurance firms, should reinforce the ongoing pattern of consolidation in the banking and investment sectors.

Since the Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments, (such as national and money center banks) certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where nonregulatory barriers to entry are low.

The Adviser will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it may be linked to a geographic region experiencing or likely to experience strong economic growth and be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (due to an easing of regulatory constraints) in order to take advantage of new market opportunities.

Investments in Debt Securities. The Fund may invest in debt securities of financial services companies and in equity and debt securities of companies outside of the financial services sector. The Fund may invest up to 5% of its net assets in below-investment grade debt securities rated at the time of purchase as low as CCC by Standard & Poor's Rating Group ("S&P") or Caa by Moody's Investor Services, Inc. ("Moody's"). The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

To avoid the need to sell equity securities in the Fund's portfolio to meet redemption requests, and to provide flexibility to the Fund to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in short-term, investment grade debt securities. Short-term debt securities have a maturity of less than one year. Investment grade securities are rated at the time of purchase BBB or higher by S&P or Baa or higher by Moody's. Debt securities include corporate obligations (such as commercial paper, notes, bonds or debentures), certificates of deposit, deposit accounts, obligations of the U.S. Government, its agencies and instrumentalities, and repurchase agreements.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored and unsponsored American Depository Receipts (ADRs), European Depository Receipts
(EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved. The Fund may not purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, OTC options, securities that are not readily marketable and restricted securities. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities. The Fund may sell short securities that are not in the Fund's portfolio, but which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval of the lesser of (1) the holders of

67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below, and as otherwise permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

(2) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be an underwriter for purposes of the 1933 Act.

(4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

(5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivative include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the financial services sector. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.

(8) With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

     a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(2) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4)  Invest more than 15% of its net assets in illiquid securities.

(5) Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

(6) Invest for the purpose of exercising control over or management of any company.

Except with respect to borrowing money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

The Funds will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------- ------------- ----------- ------------------------------------------------- -------------
                                                                                                        Number of
                                                                                                        John
                                                                                                        Hancock
                            Position(s)   Trustee/                                                      Funds
Name, Address (1)           Held with     Officer     Principal Occupation(s) and other Directorships   Overseen by
And Age                     Fund          since(2)    During Past 5 Years                               Trustee
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Independent Trustees
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Charles L. Ladner           Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.      51
Born:  1938                 and Trustee               (retirement services) (until 2003); Senior Vice
                                                      President and Chief Financial Officer, UGI
                                                      Corporation (public utility holding company)
                                                      (retired 1998); Vice President and Director for
                                                      AmeriGas, Inc. (retired 1998); Director of
                                                      AmeriGas Partners, L.P. (until 1997)(gas
                                                      distribution); Director, EnergyNorth, Inc.
                                                      (until 1995); Director, Parks and History
                                                      Association (since 2001).

--------------------------- ------------- ----------- ------------------------------------------------- -------------
James F. Carlin             Trustee       2005        Director and Treasurer, Alpha Analytical          51
Born:  1940                                           Laboratories (chemical analysis); Part Owner
                                                      and Treasurer, Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1995); Part Owner and Vice
                                                      President, Mone Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1996); Director/Treasurer,
                                                      Rizzo Associates (engineering) (until 2000);
                                                      Chairman and CEO, Carlin Consolidated, Inc.
                                                      (management/investments); Director/Partner,
                                                      Proctor Carlin & Co., Inc. (until 1999);
                                                      Trustee, Massachusetts Health and Education Tax
                                                      Exempt Trust; Director of the following:  Uno
                                                      Restaurant Corp. (until 2001), Arbella Mutual
                                                      (insurance) (until 2000), HealthPlan Services,
                                                      Inc. (until 1999), Flagship Healthcare, Inc.
                                                      (until 1999), Carlin Insurance Agency, Inc.
                                                      (until 1999); Chairman, Massachusetts Board of
                                                      Higher Education (until 1999).
--------------------------- ------------- ----------- ------------------------------------------------- -------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       1996           President and Chief Executive Officer,       51
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

--------------------------- ------------- ----------- ------------------------------------------------ -------------
William H. Cunningham        Trustee       2005           Former Chancellor, University of Texas       51
Born:  1944                                               System and former President of the
                                                          University of Texas, Austin, Texas;
                                                          Chairman and CEO, IBT Technologies (until
                                                          2001); Director of the following:  The
                                                          University of Texas Investment Management
                                                          Company (until 2000), Hire.com (until
                                                          2004), STC Broadcasting, Inc. and Sunrise
                                                          Television Corp. (until 2001), Symtx,
                                                          Inc.(electronic manufacturing) (since
                                                          2001), Adorno/Rogers Technology, Inc.
                                                          (until 2004), Pinnacle Foods Corporation
                                                          (until 2003), rateGenius (until 2003),
                                                          Jefferson-Pilot Corporation (diversified
                                                          life insurance company), New Century
                                                          Equity Holdings (formerly Billing
                                                          Concepts) (until 2001), eCertain (until
                                                          2001), ClassMap.com (until 2001), Agile
                                                          Ventures (until 2001), LBJ Foundation
                                                          (until 2000), Golfsmith International,
                                                          Inc. (until 2000), Metamor Worldwide
                                                          (until 2000), AskRed.com (until 2001),
                                                          Southwest Airlines and Introgen; Advisory
                                                          Director, Q Investments (until 2003);
                                                          Advisory Director, Chase Bank (formerly
                                                          Texas Commerce Bank - Austin), LIN
                                                          Television (since 2002), WilTel
                                                          Communications (until 2003) and Hayes
                                                          Lemmerz International, Inc. (diversified
                                                          automotive parts supple company) (since
                                                          2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------- ------------- -------------- -------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------

---------------------------- ------------- -------------- -------------------------------------------- --------------
Ronald R. Dion               Trustee       2005           Chairman and Chief Executive Officer, R.M.   51
Born:  1946                                               Bradley & Co., Inc.; Director, The New
                                                          England Council and Massachusetts
                                                          Roundtable; Director, Boston Stock
                                                          Exchange; Trustee, North Shore Medical
                                                          Center; Director, BJ's Wholesale Club,
                                                          Inc. and a corporator of the Eastern Bank;
                                                          Trustee, Emmanuel College; Director,
                                                          Boston Municipal Research Bureau; Member
                                                          of the Advisory Board, Carroll Graduate
                                                          School of Management at Boston College.

---------------------------- ------------- -------------- -------------------------------------------- --------------
John A. Moore                Trustee       1996           President and Chief Executive Officer,       51
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998); Principal,
                                                          Hollyhouse (consulting)(since 2000);
                                                          Director, CIIT(nonprofit research) (since
                                                          2002).

---------------------------- ------------- -------------- -------------------------------------------- --------------
Patti McGill Peterson        Trustee       1996           Executive Director, Council for              51
Born:  1943                                               International Exchange of Scholars and
                                                          Vice President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997); Former
                                                          President of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (until 2003);
                                                          Director, Ford Foundation, International
                                                          Fellowships Program (since 2002);
                                                          Director, Lois Roth Endowment (since
                                                          2002); Director, Council for International
                                                          Exchange (since 2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------- ------------- ------------ ------------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                          Position(s)   Trustee/     Principal Occupation(s) and other                 Funds
Name, Address (1)         Held with     Officer      Directorships                                     Overseen by
And Age                   Fund          since(2)     During Past 5 Years                               Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Non-Independent Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
Steven Pruchansky         Trustee       2005         Chairman and Chief Executive Officer,             51
Born:  1944                                          Greenscapes of Southwest Florida, Inc.(since
                                                     2000); Director and President, Greenscapes
                                                     of Southwest Florida, Inc. (until 2000);
                                                     Managing Director, JonJames, LLC (real estate)
                                                     (since 2001); Director, First Signature Bank
                                                     & Trust Company (until 1991); Director, Mast
                                                     Realty Trust (until 1994); President, Maxwell
                                                     Building Corp. (until 1991).

------------------------- ------------- ------------ ------------------------------------------------- ---------------
James A. Shepherdson (3)  Trustee,      2004         Executive Vice President, Manulife Financial      51
Born:  1952               President                  Corporation (since 2004); Director, President
                          and Chief                  and Chief Executive Officer, John Hancock
                          Executive                  Advisers, LLC (the "Adviser") and The Berkeley
                          Officer                    Financial Group, LLC ("The Berkeley Group")
                                                     (holding company); Director, President and
                                                     Chief Executive Officer, John Hancock Funds,
                                                     LLC. ("John Hancock Funds"); Director,
                                                     President and Chief Executive Officer,
                                                     Sovereign Asset Management Corporation
                                                     ("SAMCorp."); Director, John Hancock Signature
                                                     Services, Inc.; Director, Chairman and
                                                     President, NM Capital Management, Inc. (NM
                                                     Capital); President, John Hancock Trust
                                                     (since 2005); President, John Hancock Retirement
                                                     Services, John Hancock Life Insurance Company
                                                     (until 2004); Chairman, Essex Corporation
                                                     (until 2004); Co-Chief Executive Officer
                                                     MetLife Investors Group (until 2003); Senior
                                                     Vice President, AXA/Equitable Insurance Company
                                                     (until 2000).
------------------------- ------------- ------------ ------------------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------- ------------- ------------ ------------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                          Position(s)   Trustee/     Principal Occupation(s) and other                 Funds
Name, Address (1)         Held with     Officer      Directorships                                     Overseen by
And Age                   Fund          since(2)     During Past 5 Years                               Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
Principal Officers who
are not Trustees
------------------------- ------------- ------------ ------------------------------------------------- ---------------
William H. King           Vice          1996         Vice President and Assistant Treasurer,           N/A
Born:  1952               President                  the Adviser; Vice President and
                          and                        Treasurer of each of the John Hancock
                          Treasurer                  funds; Assistant Treasurer of each of
                                                     the John Hancock funds (until 2001).
------------------------- ------------- ------------ ------------------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

The Administration Committee members are all of the Independent Trustees. The Administration Committee reviews the activities of the other four standing committees. All members of the Administration Committee are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund. The Board has adopted a written charter for the Administration Committee. The responsibilities of the Administration Committee includes: (i) reviewing and commenting on complex-wide matters to facilitate uniformity among, and administration, of the funds, (ii) overseeing liaison between management and the Independent Trustees,
(iii) reviewing matters relating to the Independent Trustees, such as retirement arrangements that have not been assigned to another committee, (vi) reviewing the performance of the Independent Trustees as appropriate and (v) when appropriate overseeing the assignment of tasks to other Committees.

The Governance Committee members are Messrs. Ladner, Carlin, Cunningham and Pruchansky. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee is a new committee and therefore did not meet during the fiscal year ended December 31, 2004. (The nominating function of the Governance Committee was previously carried out by the Administration Committee.)

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2004.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2004.

----------------------------------- ---------------------------------- --------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                    Dollar Range of Fund Shares        in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)               Trustee (1)
----------------------------------- ---------------------------------- --------------------------------------
Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James F. Carlin*                    $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Richard P. Chapman, Jr.             none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
William H. Cunningham*              none                               $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------
Ronald R. Dion*                     none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Charles L. Ladner**                 $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Dr. John A. Moore                   $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Patti McGill Peterson               none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Steven R. Pruchansky*               $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Non-Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James A. Shepherdson**              $1-10,000                          $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, over $100,000 and over $100,000 for Dr. Moore and $1-10,000 and over $100,000 for Mr. Pruchansky.

     *Messrs. Carlin, Cunningham, Dion and Pruchansky were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005.

     **Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004. As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as Trustee and Independent Chairman of the Board.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                                                     Total Compensation from the
                          Aggregate Compensation     Funds and John Hancock Fund
Independent Trustees      from the Fund (1)          Complex to Trustees (2)
Dennis J. Aronowitz+             $ 9,530                      $   77,500
James F. Carlin++                      0                          76,500
Richard P. Chapman*                9,866                          79,500
William J. Cosgrove*+             11,135                          89,500
William H. Cunningham*++               0                          77,500
Ronald R. Dion*++                      0                          76,500
Richard A. Farrell+                9,607                          76,500
William F. Glavin*+                9,477                          76,350
Charles L. Ladner+++                 572                         104,150
Dr. John A. Moore*                 6,391                          79,900
Patti McGill Peterson              6,343                          74,900
John Pratt+                        9,510                          76,500
Steven R. Pruchansky*++                0                          79,500
Norman H. Smith*+  ++                  0                          76,500
                                 -------                      ----------
Total                            $72,431                      $1,121,300

(1) Compensation is for the fiscal year ending October 31, 2004.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin and Pratt serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

*As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cosgrove was $232,538, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Mr. Glavin was $353,669, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+Messrs. Aronowitz, Farrell, Glavin and Pratt retired as of December 31, 2004. Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

++ Messrs. Carlin, Cunningham, Dion and Pruchansky each became a Trustee and were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

+++ As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------------- ------------ ------------ ------------ ------------
Name and Address of Owners of More than 5% of Shares      Class A      Class B      Class C      Class I
--------------------------------------------------------- ------------ ------------ ------------ ------------
MLPF&S For The Sole                                       8.95%        22.70%       20.52%       --
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------------- ------------ ------------ ------------ ------------
Citigroup Global Markets, Inc.                            5.30%        7.51%        --           --
Attn: Cindy Tempesta 7th Fl
333 West 34th Street
New York, New York  10001-2402

--------------------------------------------------------- ------------ ------------ ------------ ------------
John Hancock Advisers, LLC                                --           --           --           100.0%
101Huntington Avenue
Boston, MA 02199-7602

--------------------------------------------------------- ------------ ------------ ------------ ------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of March 31, 2005. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents;

legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

            Average Daily Net Assets                   Annual Rate

            First $500,000,000                         0.80%
            Next $500,000,000                          0.75%
            Next $1,000,000,000*                       0.735%
            Amount over $2,000,000,000*                0.725%

*Breakpoint added as of the close of business on June 30, 2003.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal year ended October 31, 2002, 2003 and 2004, the advisory fees paid by the Fund to the Adviser amounted to $14,060,168, $10,237,572 and $9,566,140, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable financial services funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all the Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid the Adviser $388,944, $483,902 and $339,764, respectively for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- -------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------- -------------------------------------------------------------------------------------------
James K. Schmidt          Other Registered Investment Companies:  Seven (7) funds with total net assets of approximately $5 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts: One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------
Lisa A. Welch             Other Registered Investment Companies:  Seven (7) funds with total net assets of approximately $5 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts: One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------
Thomas M. Finucane        Other Registered Investment Companies:  Six (6) funds with total net assets of approximately $3.8 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price.
          There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation  of  Portfolio  Managers.  The  Adviser  has  adopted  a system  of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

     o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

     o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

          o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

          o The Profitability of the Adviser: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

          o Non-Investment Performance: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

     o Phantom Stock Appreciation Plan. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

     o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements. While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

---------------------------------------- --------------------------------------
Portfolio Manager                        Range of Beneficial Ownership
---------------------------------------- --------------------------------------
James K. Schmidt                         B
---------------------------------------- --------------------------------------
Lisa A. Welch                            B
---------------------------------------- --------------------------------------
Thomas M. Finucane                       A
---------------------------------------- --------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $407,241, $212,500 and $213,963, respectively. Of such amounts $56,581, $30,611 and
$32,215 were retained by John Hancock Funds. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $48,081, $23,087 and $13,832, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The services fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2004, an aggregate of $5,705,645 of distribution expenses or 0.67% of the average net assets of the

Class B shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods. For the fiscal year ended October 31, 2004, an aggregate of $317,771 of distribution expenses or 0.98% of the average net assets of the Class C shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in the prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at a meeting called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 day's written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                 Expense Items
                                    Printing and Mailing                         Expenses of       Interest Carrying
                                    of Prospectus to New     Compensation to     John Hancock      or Other Finance
Shares            Advertising       Shareholders             Selling Firms       Funds             Charges
------            -----------       --------------------     ---------------     ------------      -----------------
Class A           $ 31,150          $  510                   $  819,006          $  139,066        0
Class B           $278,026          $4,556                   $7,309,977          $1,241,227        0
Class C           $ 10,636          $  174                   $  279,642          $   47,483        0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional  compensation.  John Hancock Funds,  LLC at its expense,  and without additional cost to the Fund or its shareholders, may provide additional compensation to a Selling Firm in connection with their promotion of the Fund or sale of shares of the Fund. John Hancock Funds, LLC may make payments to selling firms for marketing support and/or shareholder administrative services. These market support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm - sponsored events or activities. From time to time, John Hancock Funds, LLC may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. John Hancock Funds, LLC compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the Funds or cooperate with the John Hancock Funds, LLC promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.

                                         First Year Broker or Other Selling Firm Compensation
                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)

Up to $49,999                         5.00%                4.01%                    0.25%                4.25%
$50,000 - $99,999                     4.50%                3.51%                    0.25%                3.75%
$100,000 - $249,999                   3.50%                2.61%                    0.25%                2.85%
$250,000 - $499,999                   2.50%                1.86%                    0.25%                2.10%
$500,000 - $999,999                   2.00%                1.36%                    0.25%                1.60%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments

All amounts                         --                     0.00%                    0.00%                0.00% (6)

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time)

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o    Retirement plans investing through the PruSolutions (sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                     CDSC Rate

     First $1 to $4,999,999                              1.00%
     Next $1 to $5M above that                           0.50%
     Next $1 or more above that                          0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year, respectively, of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         oProceeds of 50 shares redeemed at $12 per shares (50 x 12)               $600.00
         o*Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
         oMinus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
         oAmount subject to CDSC                                                   $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the

CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruSolutions (sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day will be in the same amount, except for differences resulting from the fact that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefor limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P"), will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gains. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, dividend by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain  transactions  involving foreign  currency-denominated  debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes, or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable income, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption, or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund, as noted above, and would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. The Fund would generally have a portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.



BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed b dealers that also sell shares of John Hancock funds, however the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2004, the Fund paid $185,992 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2002, 2003 and 2004, the

Fund paid negotiated brokerage commissions of $3,926,479, $2,911,330 and $1,060,870, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the asset-based portion of the Fund's transfer agent fee for Class A, B and C shares if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. The Fund pays Signature
Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.

     While  hedging  can  reduce  or  eliminate  losses,  it can also  reduce or
     eliminate  gains.  (e.g.,  short  sales,   financial  futures  and  options
     securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond ratings

     Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

     Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

*As described by the rating companies themselves.

Standard & Poor's Bond ratings

     AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C

SUMMARY OF PROXY VOTING

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term. In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
   o the  compensation  committee is not fully  independent
   o plan dilution is more than 10% of  outstanding  common  stock,
   o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
   o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
   o the plan allows stock to be purchased at less than 85% of fair market value;
   o this plan dilutes outstanding common equity greater than 10%
   o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
   o the  potential  dilution  from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
   o the minimum vesting period for options or time lapsing restricted stock is less than one year
   o the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
   o change the company name;
   o approve other business;
   o adjourn meetings;
   o make technical amendments to the by-laws or charters;
   o approve financial statements;
   o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

   o calling for shareholder ratification of auditors;
   o calling for auditors to attend annual meetings;
   o seeking to increase board independence;
   o requiring minimum stock ownership by directors;
   o seeking to create a nominating committee or to increase the independence of the nominating committee;
   o seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                            Proxy Voting Procedures

The role of the proxy voting service

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D

                               John Hancock Funds

              Description of Portfolio Holdings Disclosure Policy

     General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

   The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

   The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

   The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

     Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

     Rating Organizations. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

     Risk Management, Attribution, Portfolio Analysis tools. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

     Other Nonaffiliated Persons or Other Circumstances. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to

McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

Disclosure of Portfolio Holdings to Affiliated Persons

     Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

        o The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.
       o The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.
       o The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.
       o Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

     Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

       The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 annual report to shareholder's for the year ended October 31, 2004 (filed electronically on December 30, 2004 accession number 0000928816-04-001483) and are included in and incorporated by reference into Part B of the Registration Statement for (file no. 811-3999 and 2-90305) and are included in and incorporated by reference into Part B of the Registration Statement.


John Hancock Investment Trust II
  John Hancock Financial Industries Fund

  Statement of Assets and Liabilities as of October 31, 2004.
  Statement of Operations for year ended October 31, 2004.
  Statement of Changes in Net Assets for the two years ended October 31, 2004. Financial Highlights.
  Notes to Financial Statements.
  Schedule of Investments as of October 31, 2004.
  Report of Independent Auditors.

                         JOHN HANCOCK REGIONAL BANK FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                      March 1, 2005 as revised July 1, 2005

This Statement of Additional Information provides information about John Hancock Regional Bank Fund (the "Fund"), in addition to the information that is contained in the combined Sector Funds' Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust II (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291


                               TABLE OF CONTENTS
                                                                                                         Page
Organization of the Fund....................................................................................2
Investment Objective and Policies...........................................................................2
Investment Restrictions.....................................................................................9
Those Responsible for Management...........................................................................11
Investment Advisory and Other Services.................................................................... 20
Additional Information about the Portfolio Managers........................................................23
Distribution Contracts.....................................................................................28
Sales Compensation.........................................................................................30
Net Asset Value............................................................................................33
Initial Sales Charge on Class A Shares.....................................................................34
Deferred Sales Charge on Class B and Class C Shares........................................................37
Special Redemptions........................................................................................41
Additional Services and Programs...........................................................................41
Purchase and Redemptions through Third Parties.............................................................43
Description of the Fund's Shares...........................................................................43
Tax Status.................................................................................................44
Brokerage Allocation.......................................................................................49
Transfer Agent Services....................................................................................53
Custody of Portfolio.......................................................................................53
Independent Auditors.......................................................................................53
Appendix A- Description of Investment Risk................................................................A-1
Appendix B-Description of Bond Ratings....................................................................B-1
Appendix C-Proxy Voting Summary...........................................................................C-1
Appendix D-Policy Regarding Disclosure of Portfolio Holdings..............................................D-1
Financial Statements......................................................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$350 billion (US$290 billion) as of March 31, 2005.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to achieve capital appreciation from a portfolio of equity securities of regional banks and lending institutions. Moderate income is a secondary objective. Under ordinary circumstances, the Fund will invest at least 80% of its Assets in equity securities, including common stock and securities convertible to common stock (such as convertible bonds, convertible preferred stock, and warrants), of regional commercial banks, industrial banks, consumer banks, savings and loans, bank holding companies and financial holding companies that receive a substantial portion of their income from banks.

A regional bank is one that provides full service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund may invest in banks that are not Federal Deposit Insurance Corporation insured (including any state or federally chartered savings and loan association). Although the Adviser will primarily seek opportunities for capital appreciation, many of the regional banks in which the Fund may invest pay regular dividends. Accordingly, the Fund also expects to receive moderate income.

With respect to the Fund's investment policy of investing at least 80% of Assets in the securities of regional banks, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund may invest some or all of its assets that are not invested in equity securities of regional banks in the equity securities of financial services companies, companies with significant lending operations or "money center" banks. A "money center" bank is one with a strong international banking business and a significant percentage of international assets. The Fund may invest up to 5% of its net assets in below-investment grade debt securities (rated as low as CCC) of banks. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to these securities which are rated. The Fund may also invest up to 5% of its net assets in non-financial services equities.

Since the Fund's investments will be concentrated in the banking industry, it will be subject to risks in addition to those that apply to the general equity market. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Fund. The market value of the debt securities in the Fund's portfolio will also tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. The Fund is not a complete investment program. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than a fund that does not concentrate in a particular industry. Thus, it is recommended that an investment in the Fund be considered only one portion of your overall investment portfolio.

To avoid the need to sell equity securities in the portfolio to provide funds for redemption, and to provide flexibility for the Fund to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in short-term (less than one year) investment grade (i.e., rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's")) debt securities of corporations (such as commercial paper, notes, bonds or debentures), certificates of deposit, deposit accounts, obligations of the U.S. Government, its agencies and instrumentalities, or repurchase agreements which are fully-collateralized by U.S. Government obligations, including repurchase agreements that mature in more than seven days. In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest up to 80% of Assets in investment-grade short-term securities, cash, and cash equivalents.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored and unsponsored American Depository Receipts (ADRs), European Depository Receipts
(EDRs) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the

Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks temporarily for extraordinary emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1. Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund's net assets at the time of such borrowing.

     3. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

     4. Issue senior securities except as appropriate to evidence indebtedness which the Fund is permitted to incur, provided that, to the extent applicable,
(i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of the Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of the Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

     5. Invest more than 5% of the value of the Fund's net assets in marketable warrants to purchase common stock. Warrants acquired in units or attached to securities are not included in this restriction.

     6. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to all Funds, up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     7. Purchase or sell real estate although the Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that the Fund will not purchase real estate limited partnership interests.

     8. Purchase or sell commodities or commodity futures contracts including forward foreign currency contracts, futures contracts and options thereon or interests in oil, gas or other mineral exploration or development programs.

     9.   Making  Loans.  Make loans,  except that the Fund may purchase or hold
debt  instruments  and  may  enter  into  repurchase   agreements   (subject  to
Restriction 12) in accordance with its investment objective and policies.

     10. Purchase any securities which would cause more than 25% of the marke value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided that, notwithstanding the foregoing, the Fund will invest more than 25% of its total assets in issuers in the banking industry; all as more fully set forth in the Prospectus.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

     11. Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on securities.

     12.  Invest more than 15% of its net assets in illiquid securities.

     13. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

     14. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

     15. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
(ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------- ------------- ----------- ------------------------------------------------- -------------
                                                                                                        Number of
                                                                                                        John
                                                                                                        Hancock
                            Position(s)   Trustee/                                                      Funds
Name, Address (1)           Held with     Officer     Principal Occupation(s) and other Directorships   Overseen by
And Age                     Fund          since(2)    During Past 5 Years                               Trustee
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Independent Trustees
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Charles L. Ladner           Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.      51
Born:  1938                 and Trustee               (retirement services) (until 2003); Senior Vice
                                                      President and Chief Financial Officer, UGI
                                                      Corporation (public utility holding company)
                                                      (retired 1998); Vice President and Director for
                                                      AmeriGas, Inc. (retired 1998); Director of
                                                      AmeriGas Partners, L.P. (until 1997)(gas
                                                      distribution); Director, EnergyNorth, Inc.
                                                      (until 1995); Director, Parks and History
                                                      Association (since 2001).

--------------------------- ------------- ----------- ------------------------------------------------- -------------
James F. Carlin             Trustee       2005        Director and Treasurer, Alpha Analytical          51
Born:  1940                                           Laboratories (chemical analysis); Part Owner
                                                      and Treasurer, Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1995); Part Owner and Vice
                                                      President, Mone Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1996); Director/Treasurer,
                                                      Rizzo Associates (engineering) (until 2000);
                                                      Chairman and CEO, Carlin Consolidated, Inc.
                                                      (management/investments); Director/Partner,
                                                      Proctor Carlin & Co., Inc. (until 1999);
                                                      Trustee, Massachusetts Health and Education Tax
                                                      Exempt Trust; Director of the following:  Uno
                                                      Restaurant Corp. (until 2001), Arbella Mutual
                                                      (insurance) (until 2000), HealthPlan Services,
                                                      Inc. (until 1999), Flagship Healthcare, Inc.
                                                      (until 1999), Carlin Insurance Agency, Inc.
                                                      (until 1999); Chairman, Massachusetts Board of
                                                      Higher Education (until 1999).
--------------------------- ------------- ----------- ------------------------------------------------- -------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       19964           President and Chief Executive Officer,       51
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
---------------------------- ------------- -------------- -------------------------------------------- --------------
William H. Cunningham        Trustee       2005           Former Chancellor, University of Texas       51
Born:  1944                                               System and former President of the
                                                          University of Texas, Austin, Texas;
                                                          Chairman and CEO, IBT Technologies (until
                                                          2001); Director of the following:  The
                                                          University of Texas Investment Management
                                                          Company (until 2000), Hire.com (until
                                                          2004), STC Broadcasting, Inc. and Sunrise
                                                          Television Corp. (until 2001), Symtx,
                                                          Inc.(electronic manufacturing) (since
                                                          2001), Adorno/Rogers Technology, Inc.
                                                          (until 2004), Pinnacle Foods Corporation
                                                          (until 2003), rateGenius (until 2003),
                                                          Jefferson-Pilot Corporation (diversified
                                                          life insurance company), New Century
                                                          Equity Holdings (formerly Billing
                                                          Concepts) (until 2001), eCertain (until
                                                          2001), ClassMap.com (until 2001), Agile
                                                          Ventures (until 2001), LBJ Foundation
                                                          (until 2000), Golfsmith International,
                                                          Inc. (until 2000), Metamor Worldwide
                                                          (until 2000), AskRed.com (until 2001),
                                                          Southwest Airlines and Introgen; Advisory
                                                          Director, Q Investments (until 2003);
                                                          Advisory Director, Chase Bank (formerly
                                                          Texas Commerce Bank - Austin), LIN
                                                          Television (since 2002), WilTel
                                                          Communications (until 2003) and Hayes
                                                          Lemmerz International, Inc. (diversified
                                                          automotive parts supple company) (since
                                                          2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------- ------------- -------------- -------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------

---------------------------- ------------- -------------- -------------------------------------------- --------------
Ronald R. Dion               Trustee       2005           Chairman and Chief Executive Officer, R.M.   51
Born:  1946                                               Bradley & Co., Inc.; Director, The New
                                                          England Council and Massachusetts
                                                          Roundtable; Director, Boston Stock
                                                          Exchange; Trustee, North Shore Medical
                                                          Center; Director, BJ's Wholesale Club,
                                                          Inc. and a corporator of the Eastern Bank;
                                                          Trustee, Emmanuel College; Director,
                                                          Boston Municipal Research Bureau; Member
                                                          of the Advisory Board, Carroll Graduate
                                                          School of Management at Boston College.

---------------------------- ------------- -------------- -------------------------------------------- --------------
John A. Moore                Trustee       1991           President and Chief Executive Officer,       51
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998); Principal,
                                                          Hollyhouse (consulting)(since 2000);
                                                          Director, CIIT(nonprofit research) (since
                                                          2002).

---------------------------- ------------- -------------- -------------------------------------------- --------------
Patti McGill Peterson        Trustee       1993           Executive Director, Council for              51
Born:  1943                                               International Exchange of Scholars and
                                                          Vice President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997); Former
                                                          President of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (until 2003);
                                                          Director, Ford Foundation, International
                                                          Fellowships Program (since 2002);
                                                          Director, Lois Roth Endowment (since
                                                          2002); Director, Council for International
                                                          Exchange (since 2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------- ------------- ------------ ------------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                          Position(s)   Trustee/     Principal Occupation(s) and other                 Funds
Name, Address (1)         Held with     Officer      Directorships                                     Overseen by
And Age                   Fund          since(2)     During Past 5 Years                               Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
Steven Pruchansky         Trustee       2005         Chairman and Chief Executive Officer,             51
Born:  1944                                          Greenscapes of Southwest Florida, Inc. (since
                                                     2000); Director and President, Greenscapes of
                                                     Southwest Florida, Inc. (until 2000); Managing
                                                     Director, JonJames, LLC (real estate) (since
                                                     2001); Director, First Signature Bank & Trust
                                                     Company (until 1991); Director, Mast Realty
                                                     Trust (until 1994); President, Maxwell Building
                                                     Corp. (until 1991).

---------------------------- ------------- -------------- -------------------------------------------- --------------
Non-Independent Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
James A. Shepherdson (3)  Trustee,      2004         Executive Vice President, Manulife Financial      51
Born:  1952               President                  Corporation (since 2004); Director, President
                          and Chief                  and Chief Executive Officer, John Hancock
                          Executive                  Advisers, LLC (the "Adviser") and The Berkeley
                          Officer                    Financial Group, LLC ("The Berkeley Group")
                                                     (holding company); Director, President and
                                                     Chief Executive Officer, John Hancock Funds,
                                                     LLC. ("John Hancock Funds"); Director,
                                                     President and Chief Executive Officer,
                                                     Sovereign Asset Management Corporation
                                                     ("SAMCorp."); Director, John Hancock Signature
                                                     Services, Inc.; Director, Chairman and
                                                     President, NM Capital Management, Inc. (NM
                                                     Capital); President, John Hancock Trust
                                                     (since 2005); President, John Hancock Retirement
                                                     Services, John Hancock Life Insurance Company
                                                     (until 2004); Chairman, Essex Corporation
                                                     (until 2004); Co-Chief Executive Officer
                                                     MetLife Investors Group (until 2003); Senior
                                                     Vice President, AXA/Equitable Insurance Company
                                                     (until 2000).
------------------------- ------------- ------------ ------------------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------- ------------- ----------- ----------------------------------------- ---------------
                                                                                                       Number of
                                                                                                       John Hancock
                                   Position(s)   Trustee/    Principal Occupation(s) and other         Funds
Name, Address (1)                  Held with     Officer     Directorships                             Overseen by
And Age                            Fund          since(2)    During Past 5 Years                       Trustee
---------------------------------- ------------- ----------- ----------------------------------------- ---------------
Principal Officers who are not
Trustees
---------------------------------- ------------- ----------- ----------------------------------------- ---------------
William H. King                    Vice          1992        Vice President and Assistant Treasurer,   N/A
Born:  1952                        President                 the Adviser; Vice President and
                                   and                       Treasurer of each of the John Hancock
                                   Treasurer                 funds; Assistant Treasurer of each of
                                                             the John Hancock funds (until 2001).
---------------------------------- ------------- ----------- ----------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

The Administration Committee members are all of the Independent Trustees. The Administration Committee reviews the activities of the other four standing committees. All members of the Administration Committee are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund. The Board has adopted a written charter for the Administration Committee. The responsibilities of the Administration Committee includes: (i) reviewing and commenting on complex-wide matters to facilitate uniformity among, and administration, of the funds, (ii) overseeing liaison between management and the Independent Trustees,
(iii) reviewing matters relating to the Independent Trustees, such as retirement arrangements that have not been assigned to another committee, (vi) reviewing the performance of the Independent Trustees as appropriate and (v) when appropriate overseeing the assignment of tasks to other Committees.

The Governance Committee members are Messrs. Ladner, Carlin, Cunningham and Pruchansky. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee is a new committee and therefore did not meet during the fiscal year ended October 31, 2004. (The nominating function of the Governance Committee was previously carried out by the Administration Committee.)

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2004.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2004.

----------------------------------- ---------------------------------- --------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                    Dollar Range of Fund Shares        in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)               Trustee (1)
----------------------------------- ---------------------------------- --------------------------------------
Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James F. Carlin*                    $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Richard P. Chapman, Jr.             none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
William H. Cunningham*              none                               $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------
Ronald R. Dion*                     none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Charles L. Ladner**                 $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Dr. John A. Moore                   $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Patti McGill Peterson               none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Steven R. Pruchansky*               $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Non-Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James A. Shepherdson**              $1-10,000                          $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, over $100,000 and over $100,000 for Dr. Moore and $1-10,000 and over $100,000 for Mr. Pruchansky.

     *Messrs. Carlin, Cunningham, Dion and Pruchansky were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005.

     **Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004. As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as Trustee and Independent Chairman of the Board.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                                                     Total Compensation from the
                          Aggregate Compensation     Funds and John Hancock Fund
Independent Trustees      from the Fund (1)          Complex to Trustees (2)
Dennis J. Aronowitz+             $ 18,590                    $   77,500
James F. Carlin++                       0                        76,500
Richard P. Chapman*                19,236                        79,500
William J. Cosgrove*+              21,695                        89,500
William H. Cunningham*++                0                        77,500
Ronald R. Dion*++                       0                        76,500
Richard A. Farrell+                18,715                        76,500
William F. Glavin*+                18,465                        76,350
Charles L. Ladner+++                1,239                       104,150
Dr. John A. Moore*                 12,464                        79,900
Patti McGill Peterson              12,358                        74,900
John Pratt+                        18,528                        76,500
Steven R. Pruchansky*++                 0                        79,500
Norman H. Smith*+  ++                   0                        76,500
                                 --------                    ----------
Total                            $141,290                    $1,121,300


(1) Compensation is for the fiscal year ending October 31, 2004.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin and Pratt serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

*As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cosgrove was $232,538, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Mr. Glavin was $353,669, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+Messrs. Aronowitz, Farrell, Glavin and Pratt retired as of December 31, 2004. Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

++ Messrs. Carlin, Cunningham, Dion and Pruchansky each became a Trustee and were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

+++ As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------------- --------------- ------------- ---------------
Name and Address of Owners of More than 5% of Shares      Class A         Class B       Class C
--------------------------------------------------------- --------------- ------------- ---------------
MLPF&S For The Sole                                       13.28%          15.73%        22.48%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------------- --------------- ------------- ---------------
Citigroup Global Markets, Inc.                            6.64%           7.32%         9.27%
Attn: Cindy Tempesta 7th Fl
333 West 34th Street
New York, New York  10001-2402

--------------------------------------------------------- --------------- ------------- ---------------
Legg Mason Wood Walker Inc.                               --              --            8.19%
For Exclusive Benefit of Customers
Attn: Subaccounting
P.O. Box 1476 Baltimore MD

--------------------------------------------------------- --------------- ------------- ---------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of March 31, 2005. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement"), with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

            Average Daily Net Assets                     Annual Rate

            First $500,000,000                           0.80%
            Next $500,000,000 to $1,000,000,000          0.75%
            Next $1,000,000,000 to $2,000,000,000*       0.735%
            Amount over $2,000,000,000*                  0.725%

*Breakpoint added as of the close of business on June 30, 2003.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid the Adviser fees of $21,221,360, $17,896,618 and $18,829,559, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable financial services funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser to for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all the Trustees. The Advisory Agreement and the

Distribution Agreement, will continue in effect from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid the Adviser $590,476, $849,250 and $682,456, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORFOLIO MANAGER

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- -------------------------------------------------------------------------------------------
 PORTFOLIO MANAGER NAME                        OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
------------------------- -------------------------------------------------------------------------------------------
James K. Schmidt          Other  Registered  Investment  Companies:  Seven  (7)  funds  with  total  net  assets  of approximately $ 3.6 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------
Lisa A. Welch             Other  Registered  Investment  Companies:  Seven  (7)  funds  with  total  net  assets  of approximately $3.6 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------
Thomas M. Finucane        Other  Registered  Investment   Companies:   Six  (6)  funds  with  total  net  assets  of
                          approximately $2.4 billion

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  One (1) account with total net assets of approximately $75.6 million

------------------------- -------------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price.
          There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation  of  Portfolio  Managers.  The  Adviser  has  adopted  a system  of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

     o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

     o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

          o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

          o The Profitability of the Adviser: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

          o Non-Investment Performance: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

     o Phantom Stock Appreciation Plan. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

     o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

---------------------------------------- --------------------------------------
Portfolio Manager                        Range of Beneficial Ownership
---------------------------------------- --------------------------------------
James K. Schmidt                         A
---------------------------------------- --------------------------------------
Lisa A. Welch                            A
---------------------------------------- --------------------------------------
Thomas M. Finucane                       B
---------------------------------------- --------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $859,716, $621,546 and $990,763, respectively, and $129,829, $92,002 and $155,402, respectively, were retained by John Hancock Funds in 2002, 2003 and 2004, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $114,717, $151,164 and $54,207, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2004, an aggregate of $4,642,103 of distribution expenses or 0.43% of the average net assets of the Class B shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2004, an aggregate of $43,074 of distribution expenses or 0.09% of the average net assets of the Class C shares of the Fund, were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses with in connection with their services.

                                 Expense Items
                                    Printing and Mailing                         Expenses of       Interest Carrying
                                    of Prospectus to New     Compensation to     John Hancock      or Other Finance
Shares            Advertising       Shareholders             Selling Firms       Funds             Charges
------            -----------       --------------------     ---------------     ------------      -----------------
Class A           $185,664          $2,292                   $3,420,427          $  540,754        0
Class B           $482,522          $5,956                   $8,889,353          $1,405,366        0
Class C           $ 23,742          $  293                   $  437,384          $   69,148        0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional  compensation.  John Hancock Funds,  LLC at its expense,  and without additional cost to the Fund or its shareholders, may provide additional compensation to a Selling Firm in connection with their promotion of the Fund or sale of shares of the Fund. John Hancock Funds, LLC may make payments to selling firms for marketing support and/or shareholder administrative services. These market support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm - sponsored events or activities. From time to time, John Hancock Funds, LLC may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. John Hancock Funds, LLC compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the Funds or cooperate with the John Hancock Funds, LLC promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.

                                         First Year Broker or Other Selling Firm Compensation
                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)

Up to $49,999                         5.00%                4.01%                    0.25%                4.25%
$50,000 - $99,999                     4.50%                3.51%                    0.25%                3.75%
$100,000 - $249,999                   3.50%                2.61%                    0.25%                2.85%
$250,000 - $499,999                   2.50%                1.86%                    0.25%                2.10%
$500,000 - $999,999                   2.00%                1.36%                    0.25%                1.60%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments

All amounts                           --                   0.75%                    0.25%                1.00%

(1) For Class A and C investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination" and "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o    Retirement plans investing through the PruSolutions (sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                     CDSC Rate

     First $1 to $4,999,999                              1.00%
     Next $1 to $5M above that                           0.50%
     Next $1 or more above that                          0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year, respectively, of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         oProceeds of 50 shares redeemed at $12 per shares (50 x 12)               $600.00
         o*Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
         oMinus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
         oAmount subject to CDSC                                                   $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the

CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruSolutions (sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even thought not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. The Fund anticipates that it normally will not satisfy this 50%
requirement and that, consequently, investors will not be entitled to any foreign tax credits or deductions with respect to their investments in the Fund. If the Fund cannot or does not make this election it will deduct such taxes in computing its taxable income.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder of the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. The Fund would generally have a portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Investment in debt obligations that are at risk of or in default presents special tax issues for any fund that holds these obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its options transactions and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain options transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These options transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.



BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed b dealers that also sell shares of John Hancock funds, however the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal years ended October 31, 2004, the Fund paid $136,221 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions, as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $736,047, $558,816 and $604,544, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond ratings

     Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

     Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

*As described by the rating companies themselves.

Standard & Poor's Bond ratings

     AAA. This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

APPENDIX C

SUMMARY OF PROXY VOTING

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term. In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
   o the  compensation  committee is not fully  independent
   o plan dilution is more than 10% of  outstanding  common  stock,
   o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
   o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
   o the plan allows stock to be purchased at less than 85% of fair market value;
   o this plan dilutes outstanding common equity greater than 10%
   o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
   o the  potential  dilution  from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
   o the minimum vesting period for options or time lapsing restricted stock is less than one year
   o the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
   o change the company name;
   o approve other business;
   o adjourn meetings;
   o make technical amendments to the by-laws or charters;

   o approve financial statements;
   o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

   o calling for shareholder ratification of auditors;
   o calling for auditors to attend annual meetings;
   o seeking to increase board independence;
   o requiring minimum stock ownership by directors;
   o seeking to create a nominating committee or to increase the independence of the nominating committee;
   o seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                            Proxy Voting Procedures

The role of the proxy voting service

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D

                               John Hancock Funds

              Description of Portfolio Holdings Disclosure Policy

     General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

   The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

   The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

   The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

     Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

     Rating Organizations. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

     Risk Management, Attribution, Portfolio Analysis tools. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

     Other Nonaffiliated Persons or Other Circumstances. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to

McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

Disclosure of Portfolio Holdings to Affiliated Persons

     Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

        o The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.
       o The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.
       o The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.
       o Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

     Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

     The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 annual report to shareholder's for the year ended October 31, 2004 (filed electronically on December 30, 2004 accession number 0000928816-04-001483) and are included in and incorporated by reference into Part B of the Registration Statement for (file no. 811-3999 and 2-90305) and are included in and incorporated by reference into Part B of the Registration Statement.

John Hancock Investment Trust II
  John Hancock Regional Bank Fund

  Statement of Assets and Liabilities as of October 31, 2004.
  Statement of Operations for year ended October 31, 2004.
  Statement of Changes in Net Assets for the two years ended October 31, 2004. Financial Highlights.
  Notes to Financial Statements.
  Schedule of Investments as of October 31, 2004.
  Report of Independent Auditors.

                       JOHN HANCOCK SMALL CAP EQUITY FUND

             Class A, Class B, Class C, Class I and Class R Shares
                      Statement of Additional Information

                      March 1, 2005 as revised July 1, 2005

This Statement of Additional Information provides information about John Hancock Small Cap Equity Fund (the "Fund") in addition to the information that is contained in the combined John Hancock Equity Funds current Prospectus for Class A, B and C shares and in the Fund's current Class I share and Class R share prospectuses (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust II (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                               TABLE OF CONTENTS
                                                                                                         Page
Organization of the Fund....................................................................................2
Investment Objective and Policies...........................................................................2
Investment Restrictions....................................................................................14
Those Responsible for Management...........................................................................16
Investment Advisory and Other Services.................................................................... 26
Additional Information about the Portfolio Managers........................................................29
Distribution Contracts.....................................................................................33
Sales Compensation.........................................................................................35
Net Asset Value............................................................................................38
Initial Sales Charge on Class A Shares.....................................................................39
Deferred Sales Charge on Class B and Class C Shares........................................................42
Eligible Investors for Class R Shares......................................................................46
Special Redemptions........................................................................................46
Additional Services and Programs...........................................................................46
Purchase and Redemptions through Third Parties.............................................................48
Description of the Fund's Shares...........................................................................48
Tax Status.................................................................................................49
Brokerage Allocation.......................................................................................57
Transfer Agent Services....................................................................................60
Custody of Portfolio.......................................................................................60
Independent Registered Public Accounting Firm..............................................................60
Appendix A- Description of Investment Risk................................................................A-1
Appendix B-Description of Bond Ratings....................................................................B-1
Appendix C-Proxy Voting Summary...........................................................................C-1
Appendix D-Policy Regarding Disclosure of Portfolio Holdings..............................................D-1
Financial Statements......................................................................................F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to November 1, 1998, the Fund was a series of John Hancock Capital Series. Prior to June 1, 1999, the Fund was called John Hancock Special Value Fund. Prior to March 1, 2002, the Fund was called John Hancock Small Cap Value Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$350 billion (US$290 billion) as of March 31, 2005.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing primarily in equity securities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of small-capitalization companies-companies in the capitalization range of the Russell 2000 Index. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities of small capitalization companies, "Assets" means net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund's investments may include a significant portion of smaller, less well known issuers. Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, markets and financial resources, or they may be dependent upon smaller or inexperienced management groups. In addition, trading volume of such securities may be limited, and historically the market price for such securities has been more volatile than securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors. The Fund may not invest more than 5% of assets in any one security (other than securities of the U.S. government, its agencies or instrumentalities).

Under normal conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts).

The Fund invests primarily on stocks of U.S. companies, but may invest up to 15% in a combination of foreign securities and bonds rated as low as CC by S&P or Ca by Moody's and unrated securities of comparable credit quality as determined by the Adviser. The Fund may also invest in certain other types of equity and debt securities, and may make limited use of certain derivative (investments whose value is based on securities, indices or currencies).

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. Fixed-income securities that are rated below BBB by S&P or Baa by Moody's indicate obligations that are speculative to a high degree and are often in default.

Securities rated lower than Baa by Moody's or BBB by S&P are sometimes referred to as junk bonds. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and S&P, such as those ratings described here, may not be changed by Moody's and S&P in a timely fashion to reflect subsequent economic events. The credit ratings or securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its on going debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investment in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Investments in Foreign Securities. As stated above, the Fund may invest up to 15% in a combination of foreign securities and bonds rated as low as CC by S&P or Ca by Moody's and unrated securities of comparable credit quality as determined by the Adviser. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United

States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Advisers will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options or securities and securities indices to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired. The Fund may purchase and write currency options only for hedging purposes.

The Fund will not purchase a call or put option if as a result the premium paid for the option, together with premiums paid for all other stock options and options on stock indexes then held by the Fund, exceed 10% of the Fund's total net assets. In addition, the Fund may not write put options on securities or securities indices with aggregate exercise prices in excess of 50% of the Fund's total net assets measured at the Fund's net asset value at the time the option is written.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

The Fund may not write uncovered options. The Fund will write listed and over-the-counter call options only if they are covered, which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds in a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is
(a) equal to the exercise price of the call written or (b) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written.

The Fund will write put options on indices only if they are covered by segregating with the Fund's custodian an amount of cash or short-term investments equal to the aggregate exercise prices of such put options or an offsetting option. In additional, the Fund will write call options on indices only if, on the date on which any such options is written, it holds securities qualified to serve as "cover" under the applicable rules of national securities exchanges or maintains in a segregated account an amount of cash or short-term investments equal to the aggregate exercise price of such call options with a value at least equal to the value of the index times the multiplier or an offsetting option.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees. In addition, the Fund will acquire only those OTC options for which management believes the Fund can receive on each business day two separate bids or offers (one of which will be from an entity other than a party to the option) or those options valued by an independent pricing service. Each Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales of portfolio securities to attempt to limit its exposure to, or hedge, a possible market decline in the value of its portfolio securities. The Fund may also sell short securities that are not in the Fund's portfolio, but which the Adviser believes possess volatility characteristics similar to those portfolio securities being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of the Fund's net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

There may be certain holding period and gain/loss adjustments due to tax rules regarding short sales. Some long term capital gains may be recognized as short term and some short term capital losses may be recognized as long term for tax. There may be losses realized on a short sale that may not be recognized for tax if there is appreciated substantially identical property still held.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund.

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all the securities sold short exceeds the value of 15% of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings Disclosure Policy. The Fund's portfolio holding disclosure policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     (1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as the result of ownership of securities.

     (2) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     (3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies. See also nonfundamental (f).

     (4)  With respect to 75% of the Fund's total assets, purchase securities of
          an   issuer   (other   than  the  U.S.   Government,   its   agencies,
          instrumentalities or authorities), if:

          a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

          b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. See also nonfundamental (g)

     (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

     (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (8) Issue senior securities, except as permitted by paragraphs (2), (3) and (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy.

In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin, except margin deposits in connection with short selling transactions and in connection with transactions in options, futures, options on futures contracts and other arbitrage transactions.

(b) Invest for the purpose of exercising control over or management of any company.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
     (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or
     (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of

     Funds  Deferred  Compensation  Plan  for  Independent   Trustees/Directors,
     purchase securities of other investment companies within the John Hancock Group of Funds.

(d)  Invest more than 15% of its net assets in illiquid securities.

(e) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(f)  Purchase or sell currency options or currency futures.

(g)  Invest  more than 5% of its total  assets  at time of  purchase  in any one
     security  (other  than   securities   issued  or  guaranteed  by  the  U.S.
     government, its agencies or instrumentalities).

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Fund  will  invest  only in  countries  on the  Adviser's  Approved  Country
Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------- ------------- ----------- ------------------------------------------------- -------------
                                                                                                        Number of
                                                                                                        John
                                                                                                        Hancock
                            Position(s)   Trustee/                                                      Funds
Name, Address (1)           Held with     Officer     Principal Occupation(s) and other Directorships   Overseen by
And Age                     Fund          since(2)    During Past 5 Years                               Trustee
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Independent Trustees
--------------------------- ------------- ----------- ------------------------------------------------- -------------
Charles L. Ladner           Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.      51
Born:  1938                 and Trustee               (retirement services) (until 2003); Senior Vice
                                                      President and Chief Financial Officer, UGI
                                                      Corporation (public utility holding company)
                                                      (retired 1998); Vice President and Director for
                                                      AmeriGas, Inc. (retired 1998); Director of
                                                      AmeriGas Partners, L.P. (until 1997)(gas
                                                      distribution); Director, EnergyNorth, Inc.
                                                      (until 1995); Director, Parks and History
                                                      Association (since 2001).

--------------------------- ------------- ----------- ------------------------------------------------- -------------
James F. Carlin             Trustee       2005        Director and Treasurer, Alpha Analytical          51
Born:  1940                                           Laboratories (chemical analysis); Part Owner
                                                      and Treasurer, Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1995); Part Owner and Vice
                                                      President, Mone Lawrence Carlin Insurance
                                                      Agency, Inc. (since 1996); Director/Treasurer,
                                                      Rizzo Associates (engineering) (until 2000);
                                                      Chairman and CEO, Carlin Consolidated, Inc.
                                                      (management/investments); Director/Partner,
                                                      Proctor Carlin & Co., Inc. (until 1999);
                                                      Trustee, Massachusetts Health and Education Tax
                                                      Exempt Trust; Director of the following:  Uno
                                                      Restaurant Corp. (until 2001), Arbella Mutual
                                                      (insurance) (until 2000), HealthPlan Services,
                                                      Inc. (until 1999), Flagship Healthcare, Inc.
                                                      (until 1999), Carlin Insurance Agency, Inc.
                                                      (until 1999); Chairman, Massachusetts Board of
                                                      Higher Education (until 1999).
--------------------------- ------------- ----------- ------------------------------------------------- -------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       1994           President and Chief Executive Officer,       51
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
---------------------------- ------------- -------------- -------------------------------------------- --------------
William H. Cunningham        Trustee       2005           Former Chancellor, University of Texas       51
Born:  1944                                               System and former President of the
                                                          University of Texas, Austin, Texas;
                                                          Chairman and CEO, IBT Technologies (until
                                                          2001); Director of the following:  The
                                                          University of Texas Investment Management
                                                          Company (until 2000), Hire.com (until
                                                          2004), STC Broadcasting, Inc. and Sunrise
                                                          Television Corp. (until 2001), Symtx,
                                                          Inc.(electronic manufacturing) (since
                                                          2001), Adorno/Rogers Technology, Inc.
                                                          (until 2004), Pinnacle Foods Corporation
                                                          (until 2003), rateGenius (until 2003),
                                                          Jefferson-Pilot Corporation (diversified
                                                          life insurance company), New Century
                                                          Equity Holdings (formerly Billing
                                                          Concepts) (until 2001), eCertain (until
                                                          2001), ClassMap.com (until 2001), Agile
                                                          Ventures (until 2001), LBJ Foundation
                                                          (until 2000), Golfsmith International,
                                                          Inc. (until 2000), Metamor Worldwide
                                                          (until 2000), AskRed.com (until 2001),
                                                          Southwest Airlines and Introgen; Advisory
                                                          Director, Q Investments (until 2003);
                                                          Advisory Director, Chase Bank (formerly
                                                          Texas Commerce Bank - Austin), LIN
                                                          Television (since 2002), WilTel
                                                          Communications (until 2003) and Hayes
                                                          Lemmerz International, Inc. (diversified
                                                          automotive parts supple company) (since
                                                          2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------- ------------- -------------- -------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------

---------------------------- ------------- -------------- -------------------------------------------- --------------
Ronald R. Dion               Trustee       2005           Chairman and Chief Executive Officer, R.M.   51
Born:  1946                                               Bradley & Co., Inc.; Director, The New
                                                          England Council and Massachusetts
                                                          Roundtable; Director, Boston Stock
                                                          Exchange; Trustee, North Shore Medical
                                                          Center; Director, BJ's Wholesale Club,
                                                          Inc. and a corporator of the Eastern Bank;
                                                          Trustee, Emmanuel College; Director,
                                                          Boston Municipal Research Bureau; Member
                                                          of the Advisory Board, Carroll Graduate
                                                          School of Management at Boston College.

---------------------------- ------------- -------------- -------------------------------------------- --------------
John A. Moore                Trustee       1996           President and Chief Executive Officer,       51
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998); Principal,
                                                          Hollyhouse (consulting)(since 2000);
                                                          Director, CIIT(nonprofit research) (since
                                                          2002).

---------------------------- ------------- -------------- -------------------------------------------- --------------
Patti McGill Peterson        Trustee       1996           Executive Director, Council for              51
Born:  1943                                               International Exchange of Scholars and
                                                          Vice President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997); Former
                                                          President of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (until 2003);
                                                          Director, Ford Foundation, International
                                                          Fellowships Program (since 2002);
                                                          Director, Lois Roth Endowment (since
                                                          2002); Director, Council for International
                                                          Exchange (since 2003).
---------------------------- ------------- -------------- -------------------------------------------- --------------
Steven Pruchansky            Trustee       2005           Chairman and Chief Executive Officer,             51
Born:  1944                                               Greenscapes of Southwest Florida, Inc. (since
                                                          2000); Director and President, Greenscapes of
                                                          Southwest Florida, Inc. (until 2000); Managing
                                                          Director, JonJames, LLC (real estate) (since
                                                          2001); Director, First Signature Bank & Trust
                                                          Company (until 1991); Director, Mast Realty
                                                          Trust (until 1994); President, Maxwell Building
                                                          Corp. (until 1991).

---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------- ------------- ------------ ------------------------------------------------- --------------
                                                                                                       Number of
                                                                                                       John Hancock
                          Position(s)   Trustee/     Principal Occupation(s) and other                 Funds
Name, Address (1)         Held with     Officer      Directorships                                     Overseen by
And Age                   Fund          since(2)     During Past 5 Years                               Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
Non-Independent Trustee
------------------------- ------------- ------------ ------------------------------------------------- ---------------
James A. Shepherdson (3)  Trustee,      2004         Executive Vice President, Manulife Financial      51
Born:  1952               President                  Corporation (since 2004); Director, President
                          and Chief                  and Chief Executive Officer, John Hancock
                          Executive                  Advisers, LLC (the "Adviser") and The Berkeley
                          Officer                    Financial Group, LLC ("The Berkeley Group")
                                                     (holding company); Director, President and
                                                     Chief Executive Officer, John Hancock Funds,
                                                     LLC. ("John Hancock Funds"); Director,
                                                     President and Chief Executive Officer,
                                                     Sovereign Asset Management Corporation
                                                     ("SAMCorp."); Director, John Hancock Signature
                                                     Services, Inc.; Director, Chairman and
                                                     President, NM Capital Management, Inc. (NM
                                                     Capital); President, John Hancock Trust
                                                     (since 2005); President, John Hancock Retirement
                                                     Services, John Hancock Life Insurance Company
                                                     (until 2004); Chairman, Essex Corporation
                                                     (until 2004); Co-Chief Executive Officer
                                                     MetLife Investors Group (until 2003); Senior
                                                     Vice President, AXA/Equitable Insurance Company
                                                     (until 2000).
------------------------- ------------- ------------ ------------------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------- ------------- ----------- ----------------------------------------- ---------------
                                                                                                       Number of
                                                                                                       John Hancock
                                   Position(s)   Trustee/    Principal Occupation(s) and other         Funds
Name, Address (1)                  Held with     Officer     Directorships                             Overseen by
And Age                            Fund          since(2)    During Past 5 Years                       Trustee
---------------------------------- ------------- ----------- ----------------------------------------- ---------------
Principal Officers who are not
Trustees
---------------------------------- ------------- ----------- ----------------------------------------- ---------------
William H. King                    Vice          1992        Vice President and Assistant Treasurer,   N/A
Born:  1952                        President                 the Adviser; Vice President and
                                   and                       Treasurer of each of the John Hancock
                                   Treasurer                 funds; Assistant Treasurer of each of
                                                             the John Hancock funds (until 2001).
---------------------------------- ------------- ----------- ----------------------------------------- ---------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2004.

The Administration Committee members are all of the Independent Trustees. The Administration Committee reviews the activities of the other four standing committees. All members of the Administration Committee are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund. The Board has adopted a written charter for the Administration Committee. The responsibilities of the Administration Committee includes: (i) reviewing and commenting on complex-wide matters to facilitate uniformity among, and administration, of the funds, (ii) overseeing liaison between management and the Independent Trustees,
(iii) reviewing matters relating to the Independent Trustees, such as retirement arrangements that have not been assigned to another committee, (vi) reviewing the performance of the Independent Trustees as appropriate and (v) when appropriate overseeing the assignment of tasks to other Committees.

The Governance Committee members are Messrs. Ladner, Carlin, Cunningham and Pruchansky. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee is a new committee and therefore did not meet during the fiscal year ended December 31, 2004. (The nominating function of the Governance Committee was previously carried out by the Administration Committee.)

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2004.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2004.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2004.

----------------------------------- ---------------------------------- --------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                    Dollar Range of Fund Shares        in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)               Trustee (1)
----------------------------------- ---------------------------------- --------------------------------------
Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James F. Carlin*                    $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Richard P. Chapman, Jr.             none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
William H. Cunningham*              none                               $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------
Ronald R. Dion*                     none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Charles L. Ladner**                 $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Dr. John A. Moore                   $10,001-50,000                     Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Patti McGill Peterson               none                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Steven R. Pruchansky*               $1-10,000                          Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Non-Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James A. Shepherdson**              $1-10,000                          $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 Mr. Cunningham, none and over $100,000 for Mr. Dion, over $100,000 and over $100,000 for Dr. Moore and $1-10,000 and over $100,000 for Mr. Pruchansky.

*Messrs. Carlin, Cunningham, Dion and Pruchansky were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005.

**Mr. Shepherdson was appointed Trustee of the John Hancock Funds as of May 12, 2004. As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as Trustee and Independent Chairman of the Board.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

                                                     Total Compensation from the
                          Aggregate Compensation     Funds and John Hancock Fund
Independent Trustees      from the Fund (1)          Complex to Trustees (2)
Dennis J. Aronowitz+             $3,806                       $ 77,500
James F. Carlin++                     0                         76,500
Richard P. Chapman*               3,941                         79,500
William J. Cosgrove*+             4,448                         89,500
William H. Cunningham*++              0                         77,500
Ronald R. Dion*++                     0                         76,500
Richard A. Farrell+               3,837                         76,500
William F. Glavin*+               3,787                         76,350
Charles L. Ladner+++                230                        104,150
Dr. John A. Moore*                2,559                         79,900
Patti McGill Peterson             2,533                         74,900
John Pratt+                       3,800                         76,500
Steven R. Pruchansky*++               0                         79,500
Norman H. Smith*+  ++                 0                         76,500
                                -------                     ----------
Total                           $28,941                     $1,121,300

(1)  Compensation is for the fiscal year ending October 31, 2004.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Messrs. Aronowitz, Chapman, Cosgrove, Farrell, Glavin and Pratt serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

* As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cosgrove was $232,538, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Mr. Glavin was $353,669, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ Messrs. Aronowitz, Farrell, Glavin and Pratt retired as of December 31, 2004. Mr. Cosgrove retired on March 31, 2005. Mr. Smith retired on June 30, 2005.

++ Messrs. Carlin, Cunningham, Dion and Pruchansky each became a Trustee and were elected to the Board by shareholders on December 1, 2004 effective January 1, 2005. Mr. Smith was appointed to the Board by the Trustees on December 14, 2004 effective January 1, 2005.

+++ As of June 16, 2004, the Independent Trustees elected Charles L. Ladner as a Trustee of the Fund and Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
Name and Address of Owners of More than 5% of       Class A      Class B     Class C       Class I     Class R
Shares
--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
MLPF&S For The Sole                                 10.01%       13.21%      15.13%        --          72.91%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
PIMS/Prudential Retirement                          5.31%        --          --            --          --
As Nominee for the TTEE
The Great Atlantic & Pacific
2 Paragon Dr
Montvale NJ

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
Citigroup Global Markets, Inc.                      --           5.68%       8.10%         --          --
Attn: Cindy Tempesta 7th Fl
333 West 34th Street
New York, New York  10001-2402

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
NFSC FEBO                                           --           --          --            78.46%      --
FIOC Agent FBO
Qualified Employee
100 Magellan Way #KW1C
Covington,  KY 41015-1987

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
MCB Trust Services Custodian FBO                    --           --          --            16.35%      --
The Investment Incentive Plan
700 17th St STE 150
Denver CO

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------
John Hancock Advisers, LLC                                                                             15.31%
Attn: Kelly A. Conway
101 Huntington Avenue
Boston, MA 02199-7603

--------------------------------------------------- ------------ ----------- ------------- ----------- ------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of March 31, 2005. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                Annual Rate
------------------------                -----------
First $1,000,000,000                    0.70%
Amount over $1,000,000,000*             0.685%

* Breakpoint added as of the close of business on June 30, 2005.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 2002, 2003 and 2004, the advisory fees paid by the Fund to the Adviser amounted to $5,097,548, $3,061,697 and $3,536,840, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which one of the Advisers renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their its duties or from its reckless disregard of their obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable balanced funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ending December 31, 2002, 2003 and 2004, the Fund paid the Adviser $42,827, $34,565 and $33,007, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser(s) and principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- -------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- -------------------------------------------------------------------------------------------
Alan E. Norton            Other Registered Investment Companies:  Two (2) funds with total net assets of approximately $15.7 million

                          Other Pooled Investment Vehicles:  None

                          Other Accounts: Thirty-two (32) accounts with total net assets of approximately $8.2 million

------------------------- -------------------------------------------------------------------------------------------
Henry E. Mehlman          Other Registered Investment Companies:  Two (2) funds with total net assets of approximately $15.7 million

                          Other Pooled Investment Vehicles:  None

                          Other Accounts: Thirty-two (32) accounts with total net assets of approximately $8.2 million

------------------------- -------------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

   o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

   o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

   o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

   o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation  of  Portfolio  Managers.  The  Adviser  has  adopted  a system  of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

        o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

        o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

            o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

            o The Profitability of the Adviser: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

            o Non-Investment Performance: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

   o Phantom Stock Appreciation Plan. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

   o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A    -   $0
         B    -   $1 - $10,000
         C    -   $10,001 - $50,000
         D    -   $50,001 - $100,000
         E    -   $100,001 - $500,000
         F    -   $500,001 - $1,000,000
         G    -   More than $1 million

---------------------------------------- --------------------------------------
           Portfolio Manager                 Range of Beneficial Ownership
---------------------------------------- --------------------------------------
Alan E. Norton                           C
---------------------------------------- --------------------------------------
Henry E. Mehlman                         C
---------------------------------------- --------------------------------------


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $1,283,072, $266,241 and $285,529, respectively. Of such amount $155,281,
$26,998 and $32,364 was retained by John Hancock Funds. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2002, 2003 and 2004 were $488,638, $88,269 and $37,354, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R shares of the Fund's average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R Plans at any time. For the fiscal period October 31, 2004 an aggregate of $3,079,534 distribution expenses or 1.77% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal period October 31, 2004 an aggregate of $794,708 distribution expenses or 1.23% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Fund has also adopted a separate Class R shares Service Plan ("the Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.

The Class A, Class B and Class C Plans were approved by a majority of the voting securities of the Fund. The Class A, Class B and Class C Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans. The Class R Plan and the Service Plan were approved by a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year October 31, 2004, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                 Expense Items
                                    Printing and Mailing                         Expenses of       Interest Carrying
                                    of Prospectus to New     Compensation to     John Hancock      or Other Finance
Shares            Advertising       Shareholders             Selling Firms       Funds             Charges
------            -----------       --------------------     ---------------     ------------      -----------------
Class A           $99,291           $  549                   $  284,647          $299,647          0
Class B           $66,084           $1,438                   $1,799,320          $  4,034          0
Class C           $55,327           $  141                   $  468,070          $194,494          0
Class R           $   123           $    3                   $      158          $    346          0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

Additional  compensation.  John Hancock Funds,  LLC at its expense,  and without additional cost to the Fund or its shareholders, may provide additional compensation to a Selling Firm in connection with their promotion of the Fund or sale of shares of the Fund. John Hancock Funds, LLC may make payments to selling firms for marketing support and/or shareholder administrative services. These market support payments may include financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm - sponsored events or activities. From time to time, John Hancock Funds, LLC may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings. Non-cash compensation may also take the form of occasional gifts, meals, tickets or other entertainment as limited by NASD requirements. Payments may include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD. John Hancock Funds, LLC compensates Selling Firms differently depending upon, among other factors, the level and/or type of marketing support provided by the Selling Firm. The level of payments made to a Selling Firm in any given year will vary and may be substantial. These payments may provide an incentive to a Selling Firm to actively promote the Funds or cooperate with the John Hancock Funds, LLC promotional efforts. Depending on the arrangements in place at any particular time, Selling Firms may have a financial incentive to recommend a particular fund or a share class. You should ask your Selling Firm for more information about any services it provides, as well as about fees, commissions and/or marketing support payments.

                                         First Year Broker or Other Selling Firm Compensation
                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)

Up to $49,999                         5.00%                4.01%                    0.25%                4.25%
$50,000 - $99,999                     4.50%                3.51%                    0.25%                3.75%
$100,000 - $249,999                   3.50%                2.61%                    0.25%                2.85%
$250,000 - $499,999                   2.50%                1.86%                    0.25%                2.10%
$500,000 - $999,999                   2.00%                1.36%                    0.25%                1.60%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments

All amounts                           --                   0.00%                    0.00%                0.00% (6)

Class R investments

All amounts                           --                   0.00%                    0.50%                0.50%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears. For Class R shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time).

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services, Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o    Retirement plans investing through the PruSolutions (sm) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                     CDSC Rate

     First $1 to $4,999,999                              1.00%
     Next $1 to $5M above that                           0.50%
     Next $1 or more above that                          0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plans can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B and CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         oProceeds of 50 shares redeemed at $12 per shares (50 x 12)               $600.00
         o*Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
         oMinus proceeds of 10 shares not subject to CDSC (dividend reinvestment)  (120.00)
         oAmount subject to CDSC                                                   $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemption of Class A shares by retirement plans that invested through the PruSolutions (sm) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R SHARES

Class R shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are also available for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Investors may exchange Class R shares for Class R shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:

Class A and Class R shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch
Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Trustees have also authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R shares, and Class R shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act of 1940 or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card, or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's Federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a Federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign  exchange  gains and  losses  realized  by the Fund in  connection  with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly-related to the Fund's investment in stock or securities, possibly including certain currency positions or derivatives not used for hedging purposes, may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income (computed without regard to such a loss but after considering the post-October loss regulations) the resulting overall ordinary loss for such a year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even thought not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. The Fund anticipates that it normally will not satisfy this 50%
requirement and that, consequently, investors will not be entitled to any foreign tax credits or deductions with respect to their investments in the Fund. If the Fund cannot or does not make this election it will deduct such taxes in computing its taxable income.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Advisers' current investment strategy and whether the Advisers believe it to be in the best interest of the Fund to dispose of portfolio securities or engage in certain other transactions or derivatives that will generate capital gains. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. This gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed for tax purposes to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has a $291,835,381 capital loss carryforward available, to the extent provided by regulations, to offset future net capital gains. The Fund's carryforwards expire as follows: $744,101 on October 31, 2009, $225,533,650 on October 31, 2010, and $65,557,630 on October 31, 2011.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund shares may also be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

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

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forward or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any Federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency forwards, options and futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Additionally, the Fund may be required to recognized gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options, futures or forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax laws as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under the laws. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of and receipt of distributions from the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.



BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed b dealers that also sell shares of John Hancock funds, however the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Adviser may adopt from time to time. For the fiscal year ended October 31, 2004, the Fund paid $122,132 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as defined by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid negotiated brokerage commissions of $4,209,297, $1,711,771 and $1,398,480, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the

Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account, $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account and $20.00 for each Class R shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, Class C, Class I and Class R shares. For Class A, Class B, Class C and Class R shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the asset-based portion of the Fund's transfer agent fee for Class A, B and C shares if the total transfer agent fee exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.
PricewaterhouseCoopers LLP will audit and render opinion on the Fund's annual financial statements and review the Fund's annual Federal income tax returns.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when -issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C
                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
   o the  compensation  committee is not fully  independent
   o plan dilution is more than 10% of  outstanding  common  stock,
   o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
   o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
   o the plan allows stock to be purchased at less than 85% of fair market value;
   o this plan dilutes outstanding common equity greater than 10%
   o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
   o the  potential  dilution  from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
   o the minimum vesting period for options or time lapsing restricted stock is less than one year
   o the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
   o change the company name;
   o approve other business;
   o adjourn meetings;
   o make technical amendments to the by-laws or charters;
   o approve financial statements;
   o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

   o calling for shareholder ratification of auditors;
   o calling for auditors to attend annual meetings;
   o seeking to increase board independence;
   o requiring minimum stock ownership by directors;
   o seeking to create a nominating committee or to increase the independence of the nominating committee;
   o seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                            Proxy Voting Procedures

The role of the proxy voting service

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D
                               John Hancock Funds

              Description of Portfolio Holdings Disclosure Policy

     General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

   The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

   The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

   The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.


Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

     Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

     Rating Organizations. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

     Risk Management, Attribution, Portfolio Analysis tools. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

     Proxy Voting Services. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

     Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

     Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

     Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

     Other Nonaffiliated Persons or Other Circumstances. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

Disclosure of Portfolio Holdings to Affiliated Persons

     Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

        o The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.

       o The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.
       o The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.
       o Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

     Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

       The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2004 Annual annual report to shareholder's for the year ended October 31, 2004 (filed electronically on December 30, 2004 accession number 0000928816-04-001483) and are included in and incorporated by reference into Part B of the Registration Statement for (file no. 811-3999 and 2-90305) and are included in and incorporated by reference into Part B of the Registration Statement.

John Hancock Investment Trust II
  John Hancock Small Cap Equity Fund

       Statement of Assets and Liabilities as of October 31, 2004. Statement of Operations for the period ended October 31, 2004. Statement of Changes in Net Assets for each of the periods indicated
        therein.
       Financial Highlights for the period ended October 31, 2004.
       Schedule of Investments as of October 31, 2004.
       Notes to Financial Statements.
       Report of Independent Auditors.


                                      F-1